                                                                    Exhibit 10.1
                                                                    ------------


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                               CREDIT AGREEMENT

                                     among

                     RESOLUTION PERFORMANCE PRODUCTS INC.,

                     RESOLUTION PERFORMANCE PRODUCTS LLC,

                           RPP CAPITAL CORPORATION,

                          RESOLUTION NEDERLAND B.V.,

                         VARIOUS LENDING INSTITUTIONS,

                          SALOMON SMITH BARNEY INC.,
                             AS SYNDICATION AGENT,

                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                            AS DOCUMENTATION AGENT,

                                      and

                     MORGAN STANLEY SENIOR FUNDING, INC.,
                    AS ADMINISTRATIVE AGENT, LEAD ARRANGER
                             AND SOLE BOOK MANAGER


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                         Dated as of November 14, 2000

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                               TABLE OF CONTENTS
                               -----------------

                                                                                                               Page
                                                                                                               ----
SECTION 1.  Amount and Terms of Credit........................................................................   1

     1.01  Commitments........................................................................................   1
     1.02  Minimum Borrowing Amounts, etc.....................................................................   6
     1.03  Notice of Borrowing................................................................................   6
     1.04  Disbursement of Funds..............................................................................   7
     1.05  Notes..............................................................................................   8
     1.06  Conversions........................................................................................  11
     1.07  Pro Rata Borrowings................................................................................  12
     1.08  Interest...........................................................................................  12
     1.09  Interest Periods...................................................................................  14
     1.10  Increased Costs; Illegality; etc...................................................................  15
     1.11  Compensation.......................................................................................  18
     1.12  Change of Lending Office...........................................................................  19
     1.13  Replacement of Lenders.............................................................................  19
     1.14  Special Sharing and Conversion Provisions Applicable to Lenders Upon the Occurrence of
               a Sharing Event................................................................................  21

SECTION 2.  Letters of Credit.................................................................................  25

     2.01  Letters of Credit..................................................................................  25
     2.02  Letter of Credit Requests; Letter of Credit Reports................................................  26
     2.03  Letter of Credit Participations....................................................................  27
     2.04  Agreement to Repay Letter of Credit Drawings.......................................................  29
     2.05  Increased Costs....................................................................................  30

SECTION 3.  Fees; Commitments.................................................................................  31

     3.01  Fees...............................................................................................  31
     3.02  Voluntary Termination or Reduction of Total Unutilized Revolving Loan Commitment...................  33
     3.03  Mandatory Reduction of Commitments.................................................................  33

SECTION 4.  Payments..........................................................................................  34

     4.01  Voluntary Prepayments..............................................................................  34
     4.02  Mandatory Repayments and Commitment Reductions.....................................................  36
     4.03  Method and Place of Payment........................................................................  44
     4.04  Net Payments.......................................................................................  45

SECTION 5.  Conditions Precedent to Credit Events on the Initial Borrowing Date...............................  48

     5.01  Execution of Agreement; Notes......................................................................  48
     5.02  Officer's Certificate..............................................................................  48

                                      (i)

                                                                                                              Page
                                                                                                              -----
     5.03  Opinions of Counsel................................................................................   49
     5.04  Company Documents; Proceedings.....................................................................   49
     5.05  Adverse Change, etc................................................................................   50
     5.06  Litigation.........................................................................................   50
     5.07  Approvals..........................................................................................   50
     5.08  Consummation of the Recapitalization; Equity Financing, etc........................................   50
     5.09  Pledge Agreements..................................................................................   52
     5.10  Security Agreements................................................................................   52
     5.11  US Subsidiaries Guaranty and Foreign Subsidiaries Guaranty.........................................   53
     5.12  Mortgages; Surveys; etc............................................................................   54
     5.13  Shareholders' Agreements; Management Agreements; Existing Indebtedness Agreements; Tax
               Allocation Agreements..........................................................................   54
     5.14  Consent Letter.....................................................................................   55
     5.15  Solvency Certificate; Insurance Certificates.......................................................   55
     5.16  Historical Financial Statements, Pro Forma Financial Statements; Projections.......................   56
     5.17  Payment of Fees....................................................................................   56

SECTION 6.  Conditions Precedent to All Credit Events.........................................................   56

     6.01  No Default; Representations and Warranties.........................................................   56
     6.02  Notice of Borrowing; Letter of Credit Request......................................................   56

SECTION 7.  Representations and Warranties....................................................................   57

     7.01  Company Status.....................................................................................   57
     7.02  Company Power and Authority........................................................................   57
     7.03  No Violation.......................................................................................   58
     7.04  Litigation.........................................................................................   58
     7.05  Use of Proceeds; Margin Regulations................................................................   58
     7.06  Governmental Approvals.............................................................................   59
     7.07  Investment Company Act.............................................................................   59
     7.08  Public Utility Holding Company Act.................................................................   59
     7.09  True and Complete Disclosure.......................................................................   59
     7.10  Financial Condition; Financial Statements; Undisclosed Liabilities; Projections....................   60
     7.11  The Security Interests.............................................................................   61
     7.12  Compliance with ERISA..............................................................................   61
     7.13  Capitalization.....................................................................................   63
     7.14  Subsidiaries.......................................................................................   64
     7.15  Intellectual Property, etc.........................................................................   64
     7.16  Compliance with Statutes, etc......................................................................   64
     7.17  Environmental Matters..............................................................................   64
     7.18  Properties.........................................................................................   65
     7.19  Labor Relations....................................................................................   65
     7.20  Tax Returns and Payments...........................................................................   66
     7.21  Existing Indebtedness..............................................................................   66
     7.22  Insurance..........................................................................................   66

                                     (ii)

                                                                                                             Page
                                                                                                             ----
     7.23  Representations and Warranties in Other Documents...............................................    66
     7.24  The Transaction.................................................................................    66
     7.25  Special Purpose Corporations....................................................................    67
     7.26  Subordination...................................................................................    67

SECTION 8.  Affirmative Covenants..........................................................................    67

     8.01  Information Covenants...........................................................................    67
     8.02  Books, Records and Inspections..................................................................    71
     8.03  Insurance.......................................................................................    71
     8.04  Payment of Taxes................................................................................    72
     8.05  Corporate Franchises............................................................................    72
     8.06  Compliance with Statutes; etc...................................................................    72
     8.07  Compliance with Environmental Laws..............................................................    73
     8.08  ERISA...........................................................................................    74
     8.09  Good Repair.....................................................................................    75
     8.10  End of Fiscal Years; Fiscal Quarters............................................................    75
     8.11  Additional Security; Further Assurances.........................................................    76
     8.12  Foreign Subsidiaries Security...................................................................    78
     8.13  Use of Proceeds.................................................................................    79
     8.14  Permitted Acquisitions..........................................................................    79
     8.15  Performance of Obligations......................................................................    81
     8.16  Maintenance of Company Separateness.............................................................    81
     8.17  Contributions...................................................................................    82
     8.18  Interest Rate Protection........................................................................    82
     8.19  Holdings PIK Junior Subordinated Notes..........................................................    82

SECTION 9.  Negative Covenants.............................................................................    82

     9.01  Business........................................................................................    82
     9.02  Consolidation; Merger; Sale or Purchase of Assets; etc..........................................    83
     9.03  Liens...........................................................................................    86
     9.04  Indebtedness....................................................................................    89
     9.05  Advances; Investments; Loans....................................................................    92
     9.06  Dividends; etc..................................................................................    94
     9.07  Transactions with Affiliates and Unrestricted Subsidiaries......................................    96
     9.08  Designated Senior Debt..........................................................................    97
     9.09  Consolidated Interest Coverage Ratio............................................................    97
     9.10  Adjusted Total Leverage Ratio...................................................................    98
     9.11  Capital Expenditures............................................................................    99
     9.12  Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of
               Certificate of Incorporation, By-Laws and Certain Other Agreements; Issuances of Capital
               Stock; etc..................................................................................   100
     9.13  Limitation on Issuance of Capital Stock.........................................................   103
     9.14  Limitation on Certain Restrictions on Subsidiaries..............................................   104
     9.15  Limitation on the Creation of Subsidiaries, Joint Ventures and Unrestricted Subsidiaries........   104

                                     (iii)

                                                                                                         Page
                                                                                                         ----
SECTION 10.  Events of Default.....................................................................      105

     10.01  Payments...............................................................................      105
     10.02  Representations, etc...................................................................      106
     10.03  Covenants..............................................................................      106
     10.04  Default Under Other Agreements.........................................................      106
     10.05  Bankruptcy, etc........................................................................      106
     10.06  ERISA..................................................................................      107
     10.07  Security Documents.....................................................................      107
     10.08  Guaranties.............................................................................      108
     10.09  Judgments..............................................................................      108
     10.10  Ownership..............................................................................      108

SECTION 11.  Definitions...........................................................................      108

SECTION 12.  The Agents............................................................................      153

     12.01  Appointment............................................................................      153
     12.02  Delegation of Duties...................................................................      153
     12.03  Exculpatory Provisions.................................................................      153
     12.04  Reliance by Agents.....................................................................      154
     12.05  Notice of Default......................................................................      154
     12.06  Nonreliance on Agents and Other Lenders................................................      154
     12.07  Indemnification........................................................................      155
     12.08  Agents in their Individual Capacities..................................................      155
     12.09  Holders................................................................................      155
     12.10  Resignation of the Agents..............................................................      156
     12.11  Power of Attorney......................................................................      156

SECTION 13.  Holdings Guaranty.....................................................................      157

     13.01  Guaranty...............................................................................      157
     13.02  Bankruptcy.............................................................................      157
     13.03  Nature of Liability....................................................................      157
     13.04  Independent Obligation.................................................................      158
     13.05  Authorization..........................................................................      158
     13.06  Reliance...............................................................................      159
     13.07  Subordination..........................................................................      159
     13.08  Waiver.................................................................................      159
     13.09  Payment................................................................................      160

SECTION 14.  US Borrowers Guaranty.................................................................      160

     14.01  Guaranty...............................................................................      160
     14.02  Bankruptcy.............................................................................      161
     14.03  Nature of Liability....................................................................      161
     14.04  Independent Obligation.................................................................      161
     14.05  Authorization..........................................................................      161

                                     (iv)

                                                                                                        Page
                                                                                                        ----
     14.06  Reliance...............................................................................      162
     14.07  Subordination..........................................................................      162
     14.08  Waiver.................................................................................      163
     14.09  Payment................................................................................      164

SECTION 15.  Miscellaneous.........................................................................      164

     15.01  Payment of Expenses, etc...............................................................      164
     15.02  Right of Setoff........................................................................      165
     15.03  Notices; Authorized Representative.....................................................      165
     15.04  Benefit of Agreement...................................................................      165
     15.05  No Waiver; Remedies Cumulative.........................................................      167
     15.06  Payments Pro Rata......................................................................      168
     15.07  Calculations; Computations.............................................................      168
     15.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.......................................      170
     15.09  Counterparts...........................................................................      171
     15.10  Effectiveness..........................................................................      171
     15.11  Headings Descriptive...................................................................      171
     15.12  Amendment or Waiver; etc...............................................................      172
     15.13  Survival...............................................................................      173
     15.14  Domicile of Loans and Commitments......................................................      173
     15.15  Confidentiality........................................................................      174
     15.16  Waiver of Jury Trial...................................................................      174
     15.17  Register...............................................................................      174
     15.18  Limitation on Additional Amounts, etc..................................................      175
     15.19  Judgment Currency......................................................................      175
     15.20  Immunity...............................................................................      176

                                      (v)

SCHEDULE I          List of Lenders and Commitments
SCHEDULE II         Lender Addresses
SCHEDULE III        Existing Indebtedness
SCHEDULE IV         Real Properties
SCHEDULE V          Plans
SCHEDULE VI         Capitalization
SCHEDULE VII        Subsidiaries
SCHEDULE VIII       Insurance
SCHEDULE IX         Existing Liens
SCHEDULE X          Existing Investments
SCHEDULE XI         Associated Costs Rate

EXHIBIT A           Form of Notice of Borrowing
EXHIBIT B-1         Form of A Euro Term Note
EXHIBIT B-2         Form of B Term Note
EXHIBIT B-3         Form of Revolving Note
EXHIBIT B-4         Form of Swingline Note
EXHIBIT C           Form of Letter of Credit Request
EXHIBIT D           Form of Section 4.04(b)(ii) Certificate
EXHIBIT E-1         Form of Opinion of O'Sullivan Graev & Karabell LLP, special counsel to the Credit Parties
EXHIBIT E-2         Form of Opinion of Clifford Chance LLP, special Netherlands counsel to the Credit Parties
EXHIBIT F           Form of Officers' Certificate
EXHIBIT G           Form of US Pledge Agreement
EXHIBIT H           Form of US Security Agreement
EXHIBIT I-1         Form of US Subsidiaries Guaranty
EXHIBIT I-2         Form of Foreign Subsidiaries Guaranty
EXHIBIT J           Form of Consent Letter
EXHIBIT K           Form of Solvency Certificate
EXHIBIT L           Form of Assignment and Assumption Agreement
EXHIBIT M           Form of Holdings Shareholder Subordinated Note
EXHIBIT N           Form of Intercompany Note

                                     (vi)

          CREDIT AGREEMENT, dated as of November 14, 2000, among RESOLUTION PERFORMANCE PRODUCTS INC., a Delaware corporation ("Holdings"), RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company ("RPP USA"), RPP CAPITAL CORPORATION, a Delaware corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers" and each, a "US Borrower"), RESOLUTION NEDERLAND B.V., a company organized under the laws of The Netherlands (the "Dutch Borrower" and, together with the US Borrowers, the "Borrowers" and each, a "Borrower"), the lenders from time to time party hereto (each, a "Lender" and, collectively, the "Lenders"), SALOMON SMITH BARNEY INC., as Syndication Agent (in such capacity, the "Syndication Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (in such capacity, the "Documentation Agent"), and MORGAN STANLEY SENIOR FUNDING, INC., as Lead Arranger, sole Book Manager and Administrative Agent (in such capacity, the "Administrative Agent" and, together with the Documentation Agent and the Syndication Agent, the "Agents" and each, an "Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 11 are used herein as so defined.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the respective Borrowers the respective credit facilities provided for herein;

          NOW, THEREFORE, IT IS AGREED:

          SECTION 1.  Amount and Terms of Credit.
                      --------------------------

          1.01  Commitments.  (a)  Subject to and upon the terms and conditions
                -----------
set forth herein, each Lender with an A Euro Term Loan Commitment severally agrees to make a term loan or term loans (each, an "A Euro Term Loan" and, collectively, the "A Euro Term Loans") to the Dutch Borrower, which A Euro Term
Loans:

          (i) shall be incurred pursuant to a single drawing on the Initial Borrowing Date;

          (ii)   shall be denominated in Euros;

          (iii)  shall be incurred and maintained as one or more Borrowings of
     A Euro Term Loans, provided that, unless either the Administrative Agent
                        --------
     has otherwise determined in its sole discretion or has determined that the Syndication Date has occurred (at which time this proviso shall no longer be applicable), prior to the 90th day following the Initial Borrowing Date, all outstanding A Euro Term Loans shall initially be maintained as a single Borrowing having an Interest Period of one week, and thereafter as a single Borrowing having an Interest Period of one month; and

          (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the A Euro Term Loan Commitment of such Lender on the Initial Borrowing Date.

Once repaid, A Euro Term Loans incurred hereunder may not be reborrowed.

          (b) Subject to and upon the terms and conditions set forth herein, each Lender with a B Term Loan Commitment severally agrees to make a term loan or term loans (each, a "B Term Loan" and, collectively, the "B Term Loans") to the US Borrowers, which B Term Loans:

          (i) shall be incurred pursuant to a single drawing on the Initial Borrowing Date;

          (ii)   shall be denominated in Dollars;

          (iii) shall, at the option of the US Borrowers, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided in Section
     --------
     1.10(b), all B Term Loans comprising the same Borrowing shall at all times be of the same Type, and (B) unless either the Administrative Agent has otherwise determined in its sole discretion or has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), prior to the 90th day following the Initial Borrowing Date, B Term Loans may only be incurred and maintained as, and/or converted into, Eurodollar Loans so long as all such outstanding Eurodollar Loans are subject to a single Borrowing having an Interest Period of one month;

          (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the B Term Loan Commitment of such Lender on the Initial Borrowing Date; and

          (v)    shall be the joint and several obligations of the US Borrowers.

     Once repaid, B Term Loans incurred hereunder may not be reborrowed.

          (c) Subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees to make, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the US Borrowers and/or to the Dutch Borrower, which Revolving Loans:

          (i) shall be denominated in an Approved Currency permitted for the US Borrowers or the Dutch Borrower, as the case may be;

          (ii) if Dollar Revolving Loans, shall, at the option of the US Borrowers or the Dutch Borrower, as the case may be, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided in Section
     --------
     1.10(b), all Dollar Revolving Loans comprising the same Borrowing shall at all times be of the same Type, and (B) unless either the Administrative

     Agent has otherwise determined in its sole discretion or has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), prior to the 90/th/ day following the Initial Borrowing Date, Dollar Revolving Loans may only be incurred and maintained as, and/or converted into, Eurodollar Loans so long as all such outstanding Eurodollar Loans are subject to a single Borrowing having an Interest Period of one month;

          (iii) if Euro Revolving Loans, shall be incurred and maintained as one or more Borrowings of Euro Revolving Loans, provided that, unless
                                                     --------
     either the Administrative Agent has otherwise determined in its sole discretion or has determined that the Syndication Date has occurred (at which time this proviso shall no longer be applicable), prior to the 90/th/ day following the Initial Borrowing Date, all outstanding Euro Revolving Loans shall initially have an Interest Period of one week, and thereafter shall have an Interest Period of one month;

          (iv) if Revolving Loans incurred by the US Borrowers, shall be the joint and several obligations of the US Borrowers;

          (v) may be repaid and reborrowed in accordance with the provisions hereof;

          (vi) shall not exceed for any such Lender at any time outstanding that aggregate Principal Amount which, when added to the sum of (x) the aggregate Principal Amount of all other Revolving Loans made by such Lender and then outstanding and (y) the product of (A) such Lender's RL Percentage and (B) the sum of (1) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (2) the aggregate Principal Amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Revolving Loan Commitment of such Lender at such time;

          (vii) shall not exceed for all such Lenders at any time outstanding that aggregate Principal Amount which, when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate Principal Amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Revolving Loan Commitment at such time; and

          (viii) if Revolving Loans incurred by the Dutch Borrower, shall not exceed for all such Lenders at any time outstanding that aggregate Principal Amount which, when added to the aggregate Principal Amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) incurred by the Dutch Borrower and then outstanding, an amount equal to the Dutch Borrower Revolving Loan Sublimit.

          (d) Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make, at any time and from time to time on and after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each, a "Swingline Loan" and, collectively, the "Swingline Loans") to the US Borrowers and to the Dutch Borrower, which Swingline Loans:

          (i) shall be denominated in an Approved Currency permitted for the US Borrowers or the Dutch Borrower, as the case may be;

          (ii) if Dollar Swingline Loans, shall be made and maintained as Base Rate Loans;

          (iii) if Euro Swingline Loans, shall be made and maintained as Loans bearing interest at the Overnight Euro Rate;

          (iv) if Dollar Swingline Loans made to the US Borrowers, shall be the joint and several obligations of the US Borrowers;

          (v) may be repaid and reborrowed in accordance with the provisions hereof;

          (vi) shall not exceed in aggregate Principal Amount at any time outstanding, when combined with the sum of (I) the aggregate Principal Amount of all Revolving Loans then outstanding and (II) the aggregate amount of all Letter of Credit Outstandings at such time, an amount equal to the Total Revolving Loan Commitment at such time;

          (vii) shall not exceed in aggregate Principal Amount at any time outstanding the Maximum Swingline Amount; and

          (viii) if Swingline Loans incurred by the Dutch Borrower, shall not exceed in aggregate Principal Amount at any time outstanding, when combined with the aggregate Principal Amount of all Revolving Loans incurred by the Dutch Borrower and then outstanding, an amount equal to the Dutch Borrower Revolving Loan Sublimit.

Notwithstanding anything to the contrary contained in this Section 1.01(d), (x) the Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrowers to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' RL Percentage of the outstanding Swingline Loans and (y) the Swingline Lender shall not make any Swingline Loan after it has received written notice from any Borrower or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (I) of rescission of all such notices from the party or parties originally delivering such notice or (II) of the waiver of such Default or Event of Default by the Required Lenders.

          (e) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the RL Lenders that the Swingline Lender's outstanding Swingline Loans denominated in a given Approved Currency and made to the US Borrowers or the Dutch Borrower, as the case may be, shall be funded with one or more Borrowings of Revolving Loans denominated in such Approved Currency and to be made to the US Borrowers or the Dutch Borrower, as the case may be (provided that such
                                                        --------
notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case one or more Borrowings of Revolving Loans denominated in the Approved Currency in which such Swingline Loans were made and constituting either Base Rate Loans (in the case of Dollar Swingline Loans) or Euro Revolving Loans with an Interest Period of one month (in the case of Euro Swingline Loans), as the case may be (each such Borrowing, a "Mandatory Borrowing"), shall be made on the immediately succeeding Business Day by all RL Lenders pro rata based on each such RL
                                          --- ----
Lender's RL Percentage (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly by the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each RL Lender hereby irrevocably agrees to make Revolving Loans in the applicable Approved Currency upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists,
(iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment, the Dutch Borrower Revolving Loan Sublimit or the Revolving Loan Commitment of such RL Lender at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under any bankruptcy, reorganization, dissolution, insolvency, receivership, administration, liquidation or similar law with respect to any Borrower), then each RL Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from any Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause the RL Lenders to share in such Swingline Loans ratably based upon their respective RL Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), provided that (x) all
                                                           --------
interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and
(y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing RL Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation so purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, (x) in the case of Dollar Swingline Loans, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Dollar Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter, and (y) in the case of Euro Swingline Loans, at the rate otherwise applicable to the Euro Revolving Loans funded pursuant to the respective Mandatory Borrowing.

          1.02  Minimum Borrowing Amounts, etc.  The aggregate principal amount
                -------------------------------
of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount applicable to such Loans, provided that Mandatory Borrowings shall be made in
                          --------
the amounts required by Section 1.01(e). More than one Borrowing may be incurred on any day, provided that at no time shall there be outstanding more
                     --------
than twenty Borrowings of Euro Rate Loans (excluding, for this purpose, Euro Swingline Loans).

          1.03  Notice of Borrowing.  (a)  Whenever (x) the US Borrowers desire
                -------------------
to incur Euro Revolving Loans or Dollar Loans hereunder (excluding Dollar Swingline Loans and Dollar Revolving Loans incurred pursuant to a Mandatory Borrowing), an Authorized Officer of the US Borrowers shall give the Administrative Agent at the applicable Notice Office, prior to 12:00 Noon (Local time), (A) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Euro Rate Loan to be incurred hereunder, and (B) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan to be incurred hereunder, and (y) the Dutch Borrower desires to incur Dollar Loans or Euro Loans hereunder (excluding Swingline Loans and Revolving Loans incurred pursuant to a Mandatory Borrowing), an Authorized Officer of the Dutch Borrower shall give the Administrative Agent at the applicable Notice Office, prior to 12:00 Noon (Local time), (A) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Euro Rate Loan to be incurred hereunder, and (B) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan to be incurred hereunder. Each such notice (each, a "Notice of Borrowing") shall, except as otherwise expressly provided in Section 1.10, be irrevocable, and, in the case of each written notice and each written confirmation of telephonic notice, shall be in the form of Exhibit A, appropriately completed to specify:
(i) the aggregate principal amount of the Loans to be incurred pursuant to such Borrowing (stated in the applicable Approved Currency), (ii) the Approved Currency for such Loans, (iii) the date of such Borrowing (which shall be a Business Day), (iv) whether the respective Borrowing shall consist of A Euro Term Loans, B Term Loans, Dollar Revolving Loans or Euro Revolving Loans, (v) in the case of Dollar Loans, whether the respective Borrowing shall consist of Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans, (vi) in the case of Euro Rate Loans, the initial Interest Period to be applicable thereto, and (vii) in the case of a Borrowing of Revolving Loans the proceeds of which are to be utilized to finance, in whole or in part, the purchase price of a Permitted Acquisition, (x) a reference to the officer's certificate, if any, delivered in accordance with Section 8.14, (y) the aggregate principal amount of such Revolving Loans to be utilized in connection with such Permitted Acquisition and (z) the Total Unutilized Revolving Loan Commitment then in effect after giving effect to the respective Permitted Acquisition (and all payments to be made in connection therewith). The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

          (b) (i) Whenever the US Borrowers or the Dutch Borrower desire to incur Swingline Loans hereunder, an Authorized Officer of the US Borrowers or the Dutch Borrower, as the case may be, shall give the Swingline Lender not later than 12:00 Noon (Local time) on the day such Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and shall specify in each case (x) the date of such Borrowing (which shall be a Business Day), (y) the aggregate principal amount of the Swingline Loans to be incurred pursuant to such Borrowing (stated in the applicable Approved Currency), and (z) the Approved Currency for such Swingline Loans.

          (ii) Mandatory Borrowings shall be made upon the notice (or deemed notice) specified in Section 1.01(e), with the US Borrowers or the Dutch Borrower, as the case may be, irrevocably agreeing, by their incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such
Section 1.01(e).

          (c) Without in any way limiting the obligation of the Borrowers to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent or the Swingline Lender (in the case of a Borrowing of Swingline Loans) or the respective Letter of Credit Issuer (in the case of the issuance of Letters of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, the Swingline Lender or such Letter of Credit Issuer, as the case may be, in good faith to be from an Authorized Officer of the US Borrowers or the Dutch Borrower, as the case may be. In each such case, the Administrative Agent's, the Swingline Lender's or the respective Letter of Credit Issuer's, as the case may be, record of the terms of such telephonic notice shall be conclusive evidence of the contents of such notice, absent manifest error.

          1.04  Disbursement of Funds.  (a)  Not later than (i) 1:00 P.M. (Local
                ---------------------
time), on the date specified in each Notice of Borrowing given by the US Borrowers (or (x) in the case of Swingline Loans to be made to the US Borrowers, not later than 2:00 P.M. (Local time) on the date specified in Section 1.03(b)(i), or (y) in the case of Mandatory Borrowings the proceeds of which are to repay Swingline Loans made to the US Borrowers, not later than 12:00 Noon (Local time) on the date specified in Section 1.01(e)), or (ii) 3:00 P.M. (Local time), on the date specified in each Notice of Borrowing given by the Dutch Borrower (or (x) in the case of Swingline Loans to be made to the Dutch Borrower, not later than 4:00 P.M. (Local time) on the date specified in Section 1.03(b)(i), or (y) in the case of Mandatory Borrowings the proceeds of which are to repay Swingline Loans made to the Dutch Borrower, not later than 2:00 P.M. (Local time) on the date specified in Section 1.01(e)), each Lender with a Commitment under the respective Tranche will make available its pro rata share
                                                                --- ----
(determined in accordance with Section 1.07), if any, of each Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof) in the manner provided below. All amounts shall be made available to the Administrative Agent in the applicable Approved Currency and in immediately available funds at the applicable Payment Office and, except for Revolving Loans made pursuant to a Mandatory Borrowing, the Administrative Agent promptly will make available to the US Borrowers or the Dutch Borrower, as the case may be, by depositing to their account at the applicable Payment Office the aggregate of the amounts so made available to the extent of funds actually received by the Administrative Agent. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the

Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the applicable Borrowers or Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the US Borrowers or the Dutch Borrower, as the case may be, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the US Borrowers or the Dutch Borrower, as the case may be, and such Borrowers or Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the US Borrowers or the Dutch Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to US Borrowers or the Dutch Borrower, as the case may be, to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal Funds Rate (or, in the case of Euro Loans, the Administrative Agent's customary rate for interbank advances) for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter, or (y) if paid by such Borrowers or Borrower, the then applicable rate of interest, calculated in accordance with Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which any of the Borrowers may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

          1.05  Notes.  (a)  Each Borrower's obligation to pay the principal of,
                -----
and interest on, the Loans made to it by each Lender shall be set forth in the Register maintained by the Administrative Agent pursuant to Section 15.17 and, subject to the provisions of Section 1.05(i), also shall be evidenced (i) if A Euro Term Loans, by a promissory note substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, an "A Euro Term Note" and, collectively, the "A Euro Term Notes"), (ii) if B Term Loans, by a promissory note substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "B Term Note" and, collectively, the "B Term Notes"), (iii) if Revolving Loans, by a promissory note substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes"), and (iv) if Swingline Loans, by a promissory note substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, a "Swingline Note" and, collectively, the "Swingline Notes").

          (b) The A Euro Term Note issued to each Lender with an A Euro Term Loan Commitment or outstanding A Euro Term Loans shall (i) be executed by the Dutch Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, in the case of any A Euro Term Note issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Euros) equal to the A Euro Term Loans made by such Lender on the Initial Borrowing Date (or, in the case of any A Euro Term
Note issued after the initial Borrowing Date, in a stated principal amount (expressed in Euros) equal to the outstanding principal amount of the A Euro Term Loans of such Lender on the date of the issuance thereof) and be payable in the principal amount of A Euro Term Loans evidenced thereby from time to time, provided that the obligations evidenced by the A Euro Term Notes shall be subject to conversion into Dollar Loans as provided in Section 1.14(a), (iv) mature on the A Euro Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Euro Loans evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) The B Term Note issued to each Lender with a B Term Loan Commitment or outstanding B Term Loans shall (i) be executed by each US Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, in the case of any B Term Note issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the B Term Loans made by such Lender on the Initial Borrowing Date (or, in the case of any B Term Note issued after the Initial Borrowing Date, in a stated principal amount (expressed in Dollars) equal to the outstanding principal amount of the B Term Loans of such Lender on the date of the issuance thereof) and be payable in the principal amount of B Term Loans evidenced thereby from time to time, (iv) mature on the B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (d) The Revolving Note issued by the US Borrowers to each Lender that has a Revolving Loan Commitment or outstanding Revolving Loans shall (i) be executed by each US Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, in the case of any such Revolving Note issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Revolving Loan Commitment of such Lender (or, if issued after the termination thereof, the stated principal amount (expressed in Dollars) equal to the outstanding Revolving Loans of such Lender to the US Borrowers at such time) and be payable in the applicable Approved Currency in the outstanding principal amount of the Revolving Loans evidenced thereby, provided that (x) if, because
                                                 --------
of fluctuations in exchange rates after the Initial Borrowing Date, the stated principal amount of such Revolving Note of any such Lender would not be at least as great as the principal amount (taking the Dollar Equivalent of all Euro Revolving Loans evidenced thereby) of such Revolving Loans made by such Lender to the US Borrowers at any time outstanding, such Lender may request (and in such case the US Borrowers shall promptly execute and deliver) a new Revolving
Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Euro Revolving Loans evidenced thereby) of such Revolving Loans of such Lender outstanding on the date of the issuance of such new Revolving Note, and (y) the obligations of the US Borrowers in respect of Euro Revolving Loans shall be subject to conversion into Dollars as provided in
Section 1.14(a), (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans, Eurodollar Loans and Euro Revolving Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01 and mandatory
repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (e) The Revolving Note issued by the Dutch Borrower to each Lender that has a Revolving Loan Commitment or outstanding Revolving Loans shall (i) be executed by the Dutch Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, in the case of any such Revolving Note issued after the Initial Borrowing Date, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Revolving Loan Commitment of such Lender (or, if issued after the termination thereof, the stated principal amount (expressed in Dollars) equal to the outstanding Revolving Loans of such Lender to the Dutch Borrower at such time) and be payable in the applicable Approved Currency in the outstanding principal amount of the Revolving Loans evidenced thereby, provided that (x) if,
                                                           --------
because of fluctuations in exchange rates after the Initial Borrowing Date, the stated principal amount of such Revolving Note of any such Lender would not be at least as great as the principal amount (taking the Dollar Equivalent of all Euro Revolving Loans evidenced thereby) of such Revolving Loans made by such Lender to the Dutch Borrower at any time outstanding, such Lender may request (and in such case the Dutch Borrower shall promptly execute and deliver) a new Revolving Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Euro Revolving Loans evidenced thereby) of such Revolving Loans of such Lender outstanding on the date of the issuance of such new Revolving Note, and (y) the obligations of the Dutch Borrower in respect of Euro Revolving Loans shall be subject to conversion into Dollars as provided in
Section 1.14(a), (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans, Eurodollar Loans and Euro Revolving Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (f) The Swingline Note issued by the US Borrowers to the Swingline Lender shall (i) be executed by each US Borrower, (ii) be payable to the Swingline Lender or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount (expressed in Dollars) equal to the Maximum Swingline Amount and be payable in Dollars in the outstanding principal amount of the Swingline Loans evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (g) The Swingline Note issued by the Dutch Borrower to the Swingline Lender shall (i) be executed by the Dutch Borrower, (ii) be payable to the Swingline Lender or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount (expressed in Dollars) equal to the Maximum Swingline Amount and be payable in the applicable Approved Currency in the outstanding principal amount of the Swingline Loans evidenced thereby from time to time, provided that (x) if, because of fluctuations in exchange rates after the Initial Borrowing Date, the stated principal amount of such Swingline Note would not be at least as great as the principal amount (taking the Dollar Equivalent of all Euro

Swingline Loans evidenced thereby) of Swingline Loans made to the Dutch Borrower at any time outstanding, the Swingline Lender may request that the Dutch Borrower (and in such case the Dutch Borrower shall promptly execute and deliver) a new Swingline Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Euro Swingline Loans evidenced thereby) of such Swingline Loans outstanding on the date of the issuance of such new Swingline Note, and (y) the obligations of the Dutch Borrower in respect of Euro Swingline Loans shall be subject to conversion into Dollars as provided in
Section 1.14(a), (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Swingline Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (h) Except as otherwise provided in Section 1.05(i), each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect any Borrower's obligations in respect of such Loans.

          (i)  Notwithstanding anything to the contrary contained above in this
Section 1.05 or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to any Borrower shall affect or in any manner impair the obligations of any Borrower to pay the Loans (and all related Obligations) incurred by it which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (h). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the US Borrowers or the Dutch Borrower, as the case may be, shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

          1.06 Conversions.  The US Borrowers or the Dutch Borrower, as the
               -----------
case may be, shall have the option to convert on any Business Day occurring on or after the Initial Borrowing Date, all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of Dollar Loans (other than Dollar Swingline Loans, which shall at all times be maintained as Base Rate Loans) made pursuant to one or more Borrowings of one or more Types of Dollar Loans under a single Tranche into a Borrowing or Borrowings of another Type of Dollar Loan under such Tranche; provided that (i) except as
                                                   --------
otherwise provided in Section 1.10(b) or unless the respective Borrower or Borrowers pay all breakage costs and other amounts owing to each Lender pursuant to Section 1.11 concurrently with any such conversion, Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Eurodollar Loans being converted, and no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, (iii) unless the

Administrative Agent has otherwise determined in its sole discretion or has determined that the Syndication Date has occurred (at which time this clause
(iii) shall no longer be applicable), prior to the 90th day after the Initial Borrowing Date, conversions of Base Rate Loans into Eurodollar Loans shall be subject to the provisions of clause (B) of the proviso in each of Sections 1.01(b)(iii) and 1.01(c)(ii), and (iv) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02. Each such conversion shall be effected by the US Borrowers or the Dutch Borrower, as the case may be, by giving the Administrative Agent at the applicable Notice Office, prior to 12:00 Noon (Local time), at least three Business Days' (or one Business Day's in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each, a "Notice of Conversion") specifying the Dollar Loans to be so converted, the Borrowing(s) pursuant to which the Dollar Loans were made and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Dollar Loans. Upon any such conversion, the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Dollar Loans being converted.

          1.07  Pro Rata Borrowings.  All Borrowings of A Euro Term Loans, B
                -------------------
Term Loans and Revolving Loans under this Agreement shall be incurred by the US Borrowers or the Dutch Borrower, as the case may be, from the Lenders pro rata
                                                                      --- ----
on the basis of the respective Lenders' A Euro Term Loan Commitments, B Term Loan Commitments or Revolving Loan Commitments, as the case may be. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

          1.08  Interest.  (a)  The US Borrowers hereby jointly and severally
                --------
agree (including, without limitation, with respect to any Euro Loan converted into Dollars pursuant to Section 1.14), and the Dutch Borrower hereby agrees (including, without limitation, with respect to any Euro Loan converted into Dollars pursuant to Section 1.14), to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to them or it, as the case may be, from the date of the Borrowing thereof (or, in the circumstances described in the immediately preceding parentheticals, from the date of the conversion of the respective Euro Loans pursuant to Section 1.14) until the earlier of (i) the maturity (whether by acceleration, prepayment or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall at all times be the relevant Applicable Margin plus the Base Rate, each as in effect from time to
                           ----
time.

          (b) The US Borrowers hereby jointly and severally agree, and the Dutch Borrower hereby agrees, to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to them or it, as the case may be, from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration, prepayment or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09, 1.10(b) or 1.14, as applicable, at a rate per annum which shall at all times be the relevant Applicable Margin plus the Eurodollar Rate for such
                                        ----
Interest Period, each as in effect from time to time.

          (c) The Dutch Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each A Euro Term Loan made to it, and the US Borrowers hereby jointly and severally agree, and the Dutch Borrower hereby agrees, to pay interest in respect of the unpaid principal amount of each Euro Revolving Loan made to them or it (as the case may be), in each case, from the date of the Borrowing thereof until the maturity thereof (whether by acceleration, prepayment or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the relevant Applicable Margin plus EURIBOR for such Interest Period plus any Associated
                  ----                                  ----
Costs.

          (d) The Dutch Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Euro Swingline Loan from the date of the Borrowing thereof until the maturity thereof (whether by acceleration, prepayment or otherwise) at a rate per annum which shall be equal to the sum of the relevant Applicable Margin plus the Overnight Euro Rate in effect from time
                               ----
to time during the period such Euro Swingline Loan is outstanding plus any
                                                                  ----
Associated Costs.

          (e) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder or under any other Credit Document shall, in each case, bear interest at a rate per annum (i) in the case of overdue principal of, and interest or other overdue amounts owing with respect to, Euro Loans (other than Euro Swingline Loans) and overdue amounts owing with respect to Letters of Credit issued in Euros, equal to 2% in excess of the relevant Applicable Margin plus EURIBOR for such
                                                  ----
successive periods not exceeding three months as the Administrative Agent may determine from time to time in respect of amounts comparable to the amount not paid plus any Associated Costs, (ii) in the case of overdue principal of, and
     ----
interest or other amounts owing with respect to, Euro Swingline Loans, equal to 2% in excess of the relevant Applicable Margin plus the Overnight Euro Rate as
                                               ----
in effect from time to time plus any Associated Costs, (iii) in the case of
                            ----
overdue principal of, and interest on, Dollar Loans, equal to the greater of (x) 2% in excess of the rate otherwise applicable to Base Rate Loans maintained pursuant to the respective Tranche from time to time and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand, and (iv) in the case of all other overdue amounts payable under this Agreement or under any other Credit Document, equal to the rate which is 2% in excess of the rate applicable to Dollar Revolving Loans maintained as Base Rate Loans from time to time.

          (f) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan and each Euro Swingline Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Euro Rate Loan (other than a Euro Swingline Loan), on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on (x) the date of any prepayment or repayment thereof (on the amount prepaid or repaid), (y) at maturity (whether by acceleration or otherwise) and (z) after such maturity, on demand.

          (g) All computations of interest hereunder shall be made in accordance with Section 15.07(b).

          (h) Upon each Interest Determination Date, the Administrative Agent shall determine the Euro Rate for the respective Interest Period or Interest Periods and shall promptly notify the respective Borrower or Borrowers and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          1.09  Interest Periods.  At the time the US Borrowers or the Dutch
                ----------------
Borrower, as the case may be, give any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Euro Rate Loans (other than Euro Swingline Loans) (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (Local time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Euro Rate Loans (other than Euro Swingline Loans) (in the case of any subsequent Interest Period), the US Borrowers or the Dutch Borrower, as the case may be, shall have the right to elect, by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) thereof, the interest period (each an "Interest Period") applicable to such Borrowing, which Interest Period shall, at the option of the US Borrowers or the Dutch Borrower, as the case may be (but otherwise subject to clause (B) of the proviso to Sections 1.01(b)(iii) and 1.01(c)(ii), and the proviso in Section 1.01(a)(iii)), be (x) a one, two, three, six or, to the extent available to each Lender with outstanding Loans and/or Commitments under the respective Tranche, nine or twelve month period, or (y) in the case of any Borrowings of A Euro Term Loans or Euro Revolving Loans prior to the earlier of the Syndication Date and the 90th day following the Initial Borrowing Date, initially a one week period and thereafter a one month period. Notwithstanding anything to the contrary contained above:

           (i) all Euro Rate Loans comprising a Borrowing shall at all times have the same Interest Period;

           (ii) the initial Interest Period for any Euro Rate Loan shall commence on the date of such Borrowing (including, in the case of Eurodollar Loans, the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires;

           (iii) if any Interest Period for any Euro Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

           (iv) if any Interest Period for any Euro Rate Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest
                                                 --------
     Period for any Borrowing of Euro Rate Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

           (v) no Interest Period for a Borrowing of Euro Rate Loans under a Tranche shall be selected which would extend beyond the respective Maturity Date for such Tranche;

           (vi) no Interest Period for a Eurodollar Loan may be elected at any time when a Default or an Event of Default is then in existence;

           (vii) no Interest Period, other than a one month Interest Period, for a Euro Loan may be elected at any time when a Default or an Event of Default is then in existence; and

           (viii) no Interest Period in respect of any Borrowing of any Tranche of Term Loans shall be elected which extends beyond any date upon which a Scheduled Repayment for such Tranche of Term Loans will be required to be made under Sections 4.02(b) and (c), respectively, if, after giving effect to the election of such Interest Period, the aggregate principal amount of such Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Term Loans then outstanding less the aggregate amount of such required Scheduled Repayment.

          If upon the expiration of any Interest Period applicable to a Borrowing of Euro Rate Loans, the US Borrowers or the Dutch Borrower, as the case may be, have failed to elect, or are not permitted to elect, a new Interest Period to be applicable to the respective Borrowing of Euro Rate Loans as provided above, the applicable Borrowers or Borrower shall be deemed to have elected (x) in the case of Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans and (y) in the case of Euro Loans, a one-month Interest Period for such Euro Loans, in each case effective as of the expiration date of such current Interest Period.

          1.10  Increased Costs; Illegality; etc.  (a)  In the event that (x) in
                ---------------------------------
the case of clauses (i) and (iv) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

           (i) on any Interest Determination Date that, by reason of any changes arising after the Effective Date affecting the applicable interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the respective Euro Rate; or

           (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Euro Rate Loan because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request, such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the respective Euro Rate and/or (y) other circumstances since the Effective Date affecting such Lender, the relevant interbank market or the position of such Lender in such market; or

           (iii) at any time since the Effective Date, that the making or continuance of any Euro Rate Loan has become unlawful by compliance by such Lender with any law, governmental rule, regulation, guideline or order (or would conflict with any governmental rule, regulation, guideline, request or order not having the force of law but with which such Lender customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the applicable interbank market; or

           (iv) at any time that Euros are not available in sufficient amounts, as reasonably determined in good faith by the Administrative Agent, to fund any Borrowing of Euro Loans;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) or (iv) above) shall promptly give written notice to the US Borrowers and/or the Dutch Borrower, as the case may be, and, except in the case of clauses (i) and (iv) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (w) in the case of clause (i) above, (A) in the event that Eurodollar Loans are so affected, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the US Borrowers or the Dutch Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the US Borrowers or the Dutch Borrower, as the case may be, (B) in the event that Euro Loans (other than Euro Swingline Loans) are so affected, the applicable Euro Rate shall be determined on the basis provided in the last sentence of the definition of EURIBOR, and (C) in the event that Euro Swingline Loans are so affected, the Overnight Euro Rate shall be determined on the basis provided in the proviso to the definition of Overnight Euro Rate, (x) in the case of clause (ii) above, the US Borrowers jointly and severally agree, or the Dutch Borrower agrees, as appropriate, to pay to such Lender, upon written demand therefor (but otherwise subject to the provisions of Section 15.18 (to the extent applicable)), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the US Borrowers or the Dutch Borrower, as appropriate, by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto), (y) in the case of clause
(iii) above, the US Borrowers or the Dutch Borrower, as the case may be, shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law, and (z) in the case of clause (iv) above, Euro Loans (other than any such Euro Loans which have theretofore been funded) shall no longer be available until such time as the Administrative Agent notifies the Dutch Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing given by the Dutch Borrower with respect to such Euro Loans which have not yet been incurred shall be deemed rescinded by the Dutch Borrower.

          (b) At any time that any Euro Rate Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the US Borrowers and/or the Dutch Borrower, as the case may be, may (and in the case of any Euro Rate Loan affected by the circumstances described in Section 1.10(a)(iii), the applicable Borrowers or Borrower shall) either (x) if the affected Euro Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent written notice on the same date that the US Borrowers or the Dutch Borrower, as the case may be, was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii), or (y) if the affected Euro Rate Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent and the affected Lender, (A) in the case of any Eurodollar Loan, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstance described in Section 1.10(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan or such earlier date as shall be required by applicable law) and (B) in the case of any Euro Loan, repay all outstanding Borrowings which include such affected Euro Loan in full; provided that (i) if the
                                               --------
circumstances described in Section 1.10(a)(iii) apply to any Euro Loan, the US Borrowers or the Dutch Borrower, as applicable, may, in lieu of taking the actions described above, maintain such Euro Loan outstanding, in which case the applicable Euro Rate shall be determined (I) in the case of A Euro Term Loans and Euro Revolving Loans, on the basis provided in the last sentence of the definition of EURIBOR, and (II) in the case of Euro Swingline Loans, on the basis provided in the proviso to the definition of Overnight Euro Rate, unless (in either case) the maintenance of such Euro Loan outstanding on such basis would not stop the conditions described in Section 1.10(a)(iii) from existing (in which case the actions described above, without giving effect to this proviso, shall be required to be taken), and (ii) if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

          (c) If any Lender shall have determined that after the Effective Date, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by the NAIC or any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such other corporation's capital or assets as a consequence of such Lender's Commitment or Commitments or its obligations hereunder to the US Borrowers and/or the Dutch Borrower, as the case may be, to a level below that which such Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Lender (with a copy to the Administrative Agent), accompanied by the notice referred to in the last sentence of this clause (c), the US Borrowers jointly and severally agree, and the Dutch Borrower agrees, as the case may be, subject to the provisions of
Section 15.18 (to the extent applicable), to pay to such Lender such additional amount or amounts as will compensate such Lender or such other corporation for such reduction in the rate of return to such Lender or such other corporation. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the US Borrowers and/or the Dutch Borrower, as the case may be (a copy of which shall be sent by such Lender to the Administrative Agent), which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any Borrower's obligation to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice. In determining any additional amounts owing under this Section 1.10(c), each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable; provided that such Lender's reasonable good faith
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determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

          (d) In the event that any Lender shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that such Lender is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Lender (including any branch, Affiliate or funding office thereof) in respect of any Euro Loans or any category of liabilities which includes deposits by reference to which the interest rate on any Euro Loan is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to non-United States residents, then, unless such reserves are included in the calculation of the interest rate applicable to such Euro Loans or in Section 1.10(a)(ii), such Lender shall promptly notify the Dutch Borrower in writing specifying the additional amounts required to indemnify such Lender against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and the Dutch Borrower agrees, subject to Section 15.18 (to the extent applicable), to pay to such Lender such specified amounts as additional interest at the time that the Dutch Borrower is otherwise required to pay interest in respect of such Euro Loan or, if later, on written demand therefor by such Lender.

          1.11  Compensation.  The US Borrowers jointly and severally agree, and
                ------------
the Dutch Borrower agrees, subject to the provisions of Section 15.18 (to the extent applicable), to compensate each Lender, promptly upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Euro Rate Loans but excluding any loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Euro Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion given by any Borrower (whether or not withdrawn by any Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 10 or as a result of the replacement of a Lender pursuant to Section
1.13 or 15.12(b)) or conversion of any Euro Rate Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any Euro Rate Loans is not made on any date specified in a notice of prepayment given by any

Borrower; or (iv) as a consequence of (x) any other default by any Borrower to repay its Euro Rate Loans when required by the terms of this Agreement or (y) any election made by any Borrower pursuant to Section 1.10(b). Each Lender's calculation of the amount of compensation owing pursuant to this Section 1.11 shall be made in good faith. A Lender's basis for requesting compensation pursuant to this Section 1.11 and a Lender's calculation of the amount thereof made in accordance with the requirements of this Section 1.11, shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          1.12  Change of Lending Office. (a) Each Lender may at any time or
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from time to time designate, by written notice to the Administrative Agent to the extent not already reflected on Schedule II, one or more lending offices (which, for this purpose, may include Affiliates of the respective Lender) for the various Loans made, and Letters of Credit participated in, by such Lender (including, without limitation, by designating a separate lending office (or Affiliate) to act as such with respect to Dollar Loans versus Euro Loans); provided that, for designations made after the Effective Date, to the extent
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such designation shall result in increased costs under Section 1.10, 2.05 or
4.04 in excess of those which would be charged in the absence of the designation of a different lending office (including a different Affiliate of the respective Lender), then the Borrowers shall not be obligated to pay such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which would apply in the absence of such designation and any subsequent increased costs of the type described above resulting from changes after the date of the respective designation). Each lending office and Affiliate of any Lender designated as provided above shall, for all purposes of this Agreement, be treated in the same manner as the respective Lender (and shall be entitled to all indemnities and similar provisions in respect of its acting as such hereunder).

          (b) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), 1.10(c), 1.10(d), 2.05 or
4.04 with respect to such Lender (including as a result of the occurrence of a Sharing Event), it will, if requested by any Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, with the object of avoiding the consequences of the event giving rise to the operation of any such Section; provided that such designation is made on such
                               --------
terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage. Nothing in this Section 1.12 shall affect or postpone any of the obligations of any Borrower or the right of any Lender provided in
Section 1.10, 2.05 or 4.04 (although each such Lender shall nevertheless have an obligation to change its applicable lending office subject to the terms set forth in the immediately preceding sentence).

          1.13  Replacement of Lenders.  (x)  If any Lender becomes a Defaulting
                ----------------------
Lender, (y) upon the occurrence of any event giving rise to the operation of
Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 1.10(d), Section 2.05 or
Section 4.04 with respect to any Lender which results in such Lender charging to any Borrower increased costs in a material amount in excess of those being generally charged by the other Lenders or (z) in the case of a refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Lenders as (and to the extent) provided in Section

15.12(b), the Borrowers shall have the right, in accordance with Section 15.04(b), if no Default or Event of Default then exists or would exist after giving effect to such replacement, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") and each of which shall be reasonably acceptable to the Administrative Agent or, in the case of a replacement as (and to the extent) provided in Section 15.12(b) where the consent of the respective Lender is required with respect to less than all Tranches of its Loans or Commitments, to replace the Commitments and/or outstanding Loans of such Lender in respect of each Tranche where the consent of such Lender would otherwise be individually required, with identical Commitments and/or Loans of the respective Tranche provided by the Replacement Lender; provided that:
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           (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 15.04(b) (and with all fees payable pursuant to said Section 15.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of less than all the Tranches of Commitments and outstanding Loans of the respective Replaced Lender, all the Commitments and all then outstanding Loans relating to the Tranche or Tranches with respect to which such Lender is being replaced) of, and, in each case in which Revolving Loan Commitments are being replaced, participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum (in the relevant currency or currencies) of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender under each Tranche with respect to which such Replaced Lender is being replaced,
     (B) in the case of any replacement of Revolving Loan Commitments, an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Lender) pursuant to Section 3.01, (y) in the case of any replacement of Revolving Loan Commitments, each Letter of Credit Issuer an amount equal to such Replaced Lender's RL Percentage of any Unpaid Drawing relating to Letters of Credit issued by such Letter of Credit Issuer (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender and (z) in the case of any replacement of Revolving Loan Commitments, the Swingline Lender an amount equal to such Replaced Lender's RL Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender; and

           (ii) all Obligations of each Borrower then owing to the Replaced Lender (other than those (a) specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid, but including all amounts, if any, owing under Section 1.11 or
     (b) relating to any Tranche of Loans and/or Commitments of the respective Replaced Lender which will remain outstanding after giving effect to the respective replacement) shall be paid in full to such Replaced Lender concurrently with such replacement.

Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 15.17 and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the US Borrowers and/or the Dutch Borrower, as the case may be, (x) the Replacement Lender shall become a Lender hereunder and, unless the respective Replaced Lender continues to have outstanding Term Loans and/or a Revolving Loan Commitment hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 15.01 and 15.06), which shall survive as to such Replaced Lender and (y) the RL Percentages (if any) of the Lenders shall be automatically adjusted at such time to give effect to such replacement.

          1.14  Special Sharing and Conversion Provisions Applicable to Lenders
                ---------------------------------------------------------------
Upon the Occurrence of a Sharing Event.  (a)  On the date of the occurrence of a
--------------------------------------
Sharing Event, automatically (and without the taking of any further action) (x) all then outstanding Euro Loans of a given Tranche (after giving effect to any Mandatory Borrowings to occur on such date) shall be automatically converted into Euro Loans of such Tranche which are maintained in Dollars (in an amount equal to the Dollar Equivalent of the aggregate principal amount of the respective Euro Loans on the date such Sharing Event first occurred, which Euro Loans (i) shall continue to be owed by the US Borrowers and/or the Dutch Borrower, as the case may be, (ii) shall at all times thereafter be deemed to be Base Rate Loans and (iii) shall be immediately due and payable on the date such Sharing Event has occurred), (y) all principal, accrued and unpaid interest and other amounts owing with respect to such Euro Loans shall be immediately due and payable in Dollars, taking the Dollar Equivalent of such principal, accrued and unpaid interest and other amounts, and (z) the Total Commitment shall automatically terminate as provided in Section 10. The occurrence of any conversion of Euro Loans as provided above in this Section 1.14(a) shall be deemed to constitute, for purposes of Section 1.11, a prepayment of the respective Euro Loans before the last day of any Interest Period relating thereto.

          (b) Upon the occurrence of a Sharing Event, but only so long as any Loans of the Dutch Borrower are then outstanding, the Lenders shall automatically and without further action be deemed to have exchanged interests in the respective Tranches of Loans (including, in the case of the Total Revolving Loan Commitment, interests in each outstanding Letter of Credit and Unpaid Drawing) such that, in lieu of the interests of each Lender in each Tranche in which it shall participate as of such date, such Lender shall hold an interest in all Tranches (including, in the case of the Total Revolving Loan Commitment, an interest in each outstanding Letter of Credit, each Unpaid Drawing and each LC Reserve Account established pursuant to Section 1.14(g)), whether or not such Lender shall previously have participated therein, equal to such Lender's Exchange Percentage thereof. The foregoing exchanges shall be accomplished through the purchases and sales of participations in the relevant Tranches and each Lender hereby agrees to enter into customary participation agreements approved by the Administrative Agent to accomplish same. All purchases and sales of participating interests pursuant to this Section 1.14 shall be made in Dollars. Upon any such occurrence, the Administrative Agent shall notify each

Lender and shall specify the amount of Dollars required from each such Lender to effect the purchases and sales by the various Lenders of participating interests in the amounts required above (together with accrued interest with respect to the period for the most recent interest payment date through the date of the Sharing Event plus any additional amounts payable by the
                                      ----
Borrowers pursuant to Section 4.04 in respect of such accrued but unpaid interest), provided, in the event that a Sharing Event shall have occurred, each
           --------
Lender shall be deemed to have purchased, automatically and without request, such participating interests (and, as a result thereof, shall be entitled to receive from, or shall owe to, the other Lenders the respective amounts owing as a result of the purchases and sales of participations contemplated herein). Promptly upon receipt of such request, each Lender shall deliver to the Administrative Agent (in immediately available funds in Dollars) the net amounts as specified by the Administrative Agent. The Administrative Agent shall promptly deliver the amounts so received to the various Lenders in such amounts as are needed to effect the purchases and sales of participations as provided above. Promptly following receipt thereof, each Lender which has sold participations in any of its Tranches as provided above (through the Administrative Agent) will deliver to each Lender (through the Administrative Agent) which has so purchased a participating interest in such Tranches a participation certificate dated the date of receipt of such funds and in such amount. It is understood that the amount of funds delivered by each Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Lenders as required above.

          (c) Upon, and after, the occurrence of a Sharing Event (i) no further Credit Events shall be made or occur, (ii) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, Euro Loans (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such Sharing Event) shall be payable in Dollars as if each such Euro Loan had originally been made in Dollars and shall be distributed by the relevant Lenders (or their Affiliates) to the Administrative Agent for the account of the Lenders which made such Loans or are participating therein and (iii) all Revolving Loan Commitments of all the RL Lenders shall be automatically terminated. Notwithstanding anything to the contrary contained above, the failure of any Lender to purchase its participating interest as required above in any extensions of credit upon the occurrence of a Sharing Event shall not relieve any other Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no Lender shall be responsible for the failure of any other Lender to purchase the participating interest to be purchased by such other Lender on any date.

          (d)  If any amount required to be paid by any Lender pursuant to
Section 1.14(b) is not paid to the Administrative Agent on the date upon which such Lender receives notice from the Administrative Agent of the amount of its participations required to be purchased pursuant to said Section 1.14(b), such Lender shall, in addition to such aforementioned amount, also pay to the Administrative Agent on demand an amount equal to the product of (i) the amount so required to be paid by such Lender for the purchase of its participations,
(ii) the daily average Federal Funds Rate, during the period from and including the date of request for payment to the date on which such payment is immediately available to the Administrative Agent and (iii) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is 360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts payable under this Section 1.14 shall be conclusive in the absence of manifest error. Amounts payable by any Lender pursuant to this
Section 1.14 shall be paid to the Administrative Agent for the account of the relevant Lenders, provided that, if the Administrative Agent (in its sole
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discretion) has elected to fund on behalf of such other Lender the amounts owing to such other Lenders, then the amounts shall be paid to the Administrative Agent for its own account.

          (e) Whenever, at any time after the relevant Lenders have received from any other Lenders purchases of participations pursuant to this Section 1.14, the various Lenders receive any payment on account thereof, such Lenders will distribute to the Administrative Agent, for the account of the various Lenders participating therein, such Lenders' participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received, provided, however, that in the event that such payment
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received by any Lenders is required to be returned, the Lenders who received previous distributions in respect of their participating interests therein will return to the respective Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective Lenders.

          (f) Each Lender's obligation to purchase participating interests pursuant to this Section 1.14 shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (a) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, Holdings, any Borrower or any other Person for any reason whatsoever, (b) the occurrence or continuance of an Event of Default, (c) any adverse change in the condition (financial or otherwise) of Holdings, any Borrower or any other Person, (d) any breach of this Agreement by Holdings, any Borrower, any Lender or any other Person, or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (g) In the event that upon the occurrence of a Sharing Event any Letter of Credit shall be outstanding and undrawn in whole or in part, or there shall exist any Unpaid Drawing with respect to any Letter of Credit theretofore issued, each RL Lender shall on the date of such occurrence, before giving effect to the purchases and sales of participations on such date pursuant to
Section 1.14(b), promptly pay over to the Administrative Agent, in immediately available funds in the currency in which such Letter of Credit is denominated (or, in the case of an Unpaid Drawing with respect to a Letter of Credit denominated in Euros, the Dollar Equivalent of such Unpaid Drawing), an amount equal to such RL Lender's RL Percentage of such undrawn face amount or such Unpaid Drawing, as applicable, together with interest thereon (denominated in the relevant currency or the Dollar Equivalent thereof, as the case may be) from the date of the Sharing Event to the date on which such amount shall be paid to the Administrative Agent at a rate per annum equal to (i) in the case of an amount in Dollars, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of an amount in Euros, the Overnight Euro Rate. The Administrative Agent shall establish a separate account or accounts for each Lender in an amount equal to such Lender's Exchange Percentage of the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. The Administrative Agent shall have sole dominion and control over each such account (each, an "LC Reserve Account"), and the amounts deposited in each LC Reserve Account shall be held in such LC Reserve Account until withdrawn as provided in clause (h), (i) or (j) below in this Section 1.14. The Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the LC Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender's Exchange Percentage. The amounts paid to the Administrative Agent pursuant to this clause (g) shall be held as a reserve against the Letter of Credit Outstandings, shall not constitute Loans to any Borrower and shall not give rise to any obligation on the part of any Borrower to pay interest to such Lender, it being agreed that the Borrowers' reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings or payments are made thereunder, as provided in Section 2.04.

          (h) In the event that after the occurrence of a Sharing Event any drawing or payment shall be made in respect of a Letter of Credit, the Administrative Agent shall, at the request of the respective Letter of Credit Issuer, withdraw from the LC Reserve Account of each of the Lenders (in accordance with each Lender's Exchange Percentage) any amounts, up to the amount of such drawing or payment, deposited in respect of such Letter of Credit and remaining on deposit and deliver such amounts to such Letter of Credit Issuer in satisfaction of the reimbursement obligations of the Lenders under Section 2.03(c) (but not of the applicable Borrower under Section 2.04(a)). In the event that any Lender shall default on its obligation to pay over any amount to the Administrative Agent in respect of any Letter of Credit as provided in Section 1.14(g), the respective Letter of Credit Issuer shall, in the event of a drawing or payment thereunder, have a claim against such Lender to the same extent as if such Lender had defaulted on its obligations under Section 2.03(c), but shall have no claim against any other Lender, notwithstanding the exchange of interests in the applicable Borrower's reimbursement obligations pursuant to
Section 1.14(b). Each other Lender shall have a claim against such defaulting Lender for any damages sustained by it as a result of such default, including, in the event such Letter of Credit shall expire undrawn, its Exchange Percentage of the defaulted amount.

          (i) In the event that after the occurrence of a Sharing Event any Letter of Credit shall expire undrawn, the Administrative Agent shall withdraw from the LC Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Lender, provided that, if such amount is not denominated in Dollars, the
        --------
Administrative Agent shall distribute to each such Lender the Dollar Equivalent of such amount.

          (j) Pending the withdrawal of any amounts from its LC Reserve Account as contemplated above in this Section 1.14, the Administrative Agent will, at the direction of such Lender and subject to such rules as the Administrative Agent may prescribe for the avoidance of inconvenience, invest such amounts in Cash Equivalents.

          (k) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, (i) each Lender which has purchased such participations shall be entitled to receive from the US Borrowers or the Dutch Borrower, as the case may be, any increased costs and indemnities (including, without limitation, pursuant to Sections 1.10, 1.11, 1.12, 2.05 and 4.04) directly from the US Borrowers or the

Dutch Borrower, as the case may be, to the same extent as if it were the direct Lender as opposed to a participant therein, which increased costs shall be calculated without regard to Section 1.13, Section 15.04(a) or the penultimate sentence of Section 15.04(b), and (ii) each Lender which has sold such participations shall be entitled to receive from the US Borrowers or the Dutch Borrower, as the case may be, indemnification from and against any and all taxes imposed as a result of the sale of the participations pursuant to this Section
1.14. Each Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section 1.14, increased Taxes may be owing by it pursuant to Section 4.04, which Taxes shall be paid (to the extent provided in Section 4.04) by the US Borrowers or the Dutch Borrower, as the case may be, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Section 1.14.

          SECTION 2.  Letters of Credit.
                      -----------------

          2.01  Letters of Credit. (a) Subject to and upon the terms and
                -----------------
conditions set forth herein, the US Borrowers may request a Letter of Credit Issuer at any time and from time to time on or after the Initial Borrowing Date and prior to the tenth Business Day (or the 30th day in the case of Trade Letters of Credit) preceding the Revolving Loan Maturity Date to issue on a sight basis, (x) for the account of the US Borrowers and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Indebtedness of RPP USA or any of its Subsidiaries, irrevocable sight standby letters of credit in a form customarily used by such Letter of Credit Issuer or in such other form as has been approved by such Letter of Credit Issuer (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Indebtedness, and (y) for the account of the US Borrowers and for the benefit of sellers of goods and materials to RPP USA or any of its Subsidiaries in the ordinary course of business, irrevocable sight trade letters of credit in a form customarily used by such Letter of Credit Issuer or in such other form as has been approved by such Letter of Credit Issuer (each such trade letter of credit, a "Trade Letter of Credit," and each such Standby Letter of Credit and Trade Letter of Credit, a "Letter of Credit" and, collectively, the "Letters of Credit").

          (b) Subject to and upon the terms and conditions set forth herein, each Letter of Credit Issuer hereby agrees that it will, at any time and from time to time on or after the Initial Borrowing Date and prior to the tenth Business Day (or the 30th day in the case of Trade Letters of Credit) preceding the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the US Borrowers one or more Letters of Credit, (x) in the case of Trade Letters of Credit, in support of trade obligations of RPP USA or any of its Subsidiaries that arise in the ordinary course of business or (y) in the case of Standby Letters of Credit, in support of such L/C Supportable Indebtedness of RPP USA or any of its Subsidiaries as is permitted to remain outstanding hereunder. Notwithstanding the foregoing, no Letter of Credit Issuer shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

          (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Letter of Credit Issuer from issuing such Letter of Credit or any requirement of law applicable to such Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Letter of Credit Issuer shall prohibit, or request that such Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Letter of Credit Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Letter of Credit Issuer is not otherwise compensated) not in effect on the Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Letter of Credit Issuer as of the Effective Date and which such Letter of Credit Issuer in good faith deems material to it; or

          (ii) such Letter of Credit Issuer shall have received written notice from any Borrower or the Required Lenders prior to the issuance of such Letter of Credit of the type described in clause (vi) of Section 2.01(c) or the last sentence of Section 2.02(b).

          (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed either (x) $50,000,000 or (y) when added to the aggregate Principal Amount of all Revolving Loans and Swingline Loans then outstanding, the Total Revolving Loan Commitment at such time; (ii) each Standby Letter of Credit shall have an expiry date occurring not later than the earlier of (x) one year after such Standby Letter of Credit's date of issuance, provided that any such Standby
                                                  --------
Letter of Credit may be extendable for successive periods of up to one year, but not beyond the tenth Business Day preceding the Revolving Loan Maturity Date, on terms acceptable to the respective Letter of Credit Issuer, and (y) the tenth Business Day preceding the Revolving Loan Maturity Date; (iii) each Trade Letter of Credit shall have an expiry date occurring not later than the earlier of (x) one year after such Trade Letter of Credit's date of issuance, and (y) 30 days prior to the Revolving Loan Maturity Date; (iv) each Letter of Credit shall be denominated in Dollars, provided, however, that Letters of Credit having an
                        --------  -------
aggregate Stated Amount not exceeding $25,000,000 may be denominated in Euros;
(v) the Stated Amount of each Letter of Credit shall not be less than $100,000 (or, in the case of a Letter of Credit denominated in Euros, the Dollar Equivalent thereof) or such lesser amount as is acceptable to the respective Letter of Credit Issuer; and (vi) no Letter of Credit Issuer will issue any Letter of Credit after it has received written notice from any Borrower or the Required Lenders stating that a Default or an Event of Default exists until such time as such Letter of Credit Issuer shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Default or Event of Default by the Required Lenders.

          (d) Notwithstanding the foregoing, in the event that a Lender Default exists, no Letter of Credit Issuer shall be required to issue any Letter of Credit unless the respective Letter of Credit Issuer has entered into arrangements satisfactory to it and the US Borrowers to eliminate such Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Defaulting Lenders, including by cash collateralizing (in the applicable Approved Currency) such Defaulting Lender's or Lenders' RL Percentage of the Letter of Credit Outstandings.

          2.02 Letter of Credit Requests; Letter of Credit Reports.  (a)
               ---------------------------------------------------
Whenever the US Borrowers desire that a Letter of Credit be issued for their account, an Authorized Officer of the US Borrowers shall give the Administrative Agent and the respective Letter of Credit Issuer written notice thereof, prior to 12:00 Noon (Local time), at least three Business Days (or such shorter period as may be acceptable to the respective Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day), which written notice shall be in the form of Exhibit C (each, a "Letter of Credit Request"). Each Letter of Credit Request shall include any other documents as such Letter of Credit Issuer customarily requires in connection therewith.

          (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the US Borrowers that such Letter of Credit may be issued in accordance with, and it will not violate the requirements of,
Section 2.01(c). Unless the respective Letter of Credit Issuer has received notice from any Borrower, the Administrative Agent or the Required Lenders before it issues a Letter of Credit that one or more of the applicable conditions specified in Section 5 or 6, as the case may be, are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Letter of Credit Issuer may issue the requested Letter of Credit for the account of the US Borrowers in accordance with such Letter of Credit Issuer's usual and customary practice.

          (c) Following the issuance of a Letter of Credit by any Letter of Credit Issuer and only so long as such Letter of Credit remains outstanding, such Letter of Credit Issuer shall deliver (i) to the Administrative Agent on the first Business Day of each week, a written report setting forth the dates of issuance and expiration of such Letter of Credit and (ii) to each RL Lender on the first Business Day of each month, a written report setting forth the dates of issuance and expiration of such Letter of Credit. In addition, on the 15th day (or if such day is not a Business Day, the immediately succeeding Business
Day) of each March, June, September and December of each year, each Letter of Credit Issuer shall deliver to the Administrative Agent and each RL Lender, a written report detailing the aggregate Stated Amount of all Letters of Credit issued by such Letter of Credit Issuer during the preceding calendar quarter.

          2.03 Letter of Credit Participations. (a) Immediately upon the
               -------------------------------
issuance by a Letter of Credit Issuer of any Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each other RL Lender, and each such RL Lender (each, a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's RL Percentage, in such Letter of Credit, each substitute Letter of Credit, each drawing made thereunder and the obligations of the US Borrowers under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the RL Lenders as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees with respect to such Letters of Credit) and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or the RL Percentages of the RL Lenders pursuant to Section 1.13 or 15.04(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings with respect thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.03 to reflect the new RL Percentages of the assigning and assignee RL Lender or of all RL Lenders, as the case may be.

          (b) In determining whether to pay under any Letter of Credit, no Letter of Credit Issuer shall have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Letter of Credit Issuer under or in connection with any Letter of Credit issued by it if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision), shall not create for such Letter of Credit Issuer any resulting liability.

          (c) In the event that any Letter of Credit Issuer makes any payment under any Letter of Credit issued by it and the US Borrowers shall not have reimbursed such amount in full to the Letter of Credit Issuer pursuant to
Section 2.04(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each such Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such Participant's RL Percentage of such payment in Dollars (or, in the case of any unreimbursed payment made in Euros, of the Dollar Equivalent of such unreimbursed payment, as determined by the respective Letter of Credit Issuer on the date on which such unreimbursed payment was made by such Letter of Credit Issuer) and in same day funds. If the Administrative Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 12:00 Noon (Local time) on any Business Day, such Participant shall make available to the Administrative Agent at the applicable Payment Office for the account of the respective Letter of Credit Issuer in Dollars (or, in the case of any unreimbursed payment made in Euros, of the Dollar Equivalent thereof) such Participant's RL Percentage of the amount of such payment on such Business Day in same day funds (and, to the extent such notice is given after 12:00 Noon (Local time) on any Business Day, such Participant shall make such payment on the immediately following Business Day). If and to the extent such Participant shall not have so made its RL Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Letter of Credit Issuer at the overnight Federal Funds Rate (or, in the case of amounts owed in Euros, at such Letter of Credit Issuer's customary rate for interbank advances) for the first three days and at the interest rate applicable to Dollar Revolving Loans that are maintained as Base Rate Loans for each day thereafter. The failure of any Participant to make available to the Administrative Agent for the account of the respective Letter of Credit Issuer its RL Percentage of any payment under any Letter of Credit issued by it shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Letter of Credit Issuer its applicable RL Percentage of any payment under any such Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other Participant's RL Percentage of any such payment.

          (d) Whenever any Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to clause (c) above, such Letter of

Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its RL Percentage thereof, in Dollars (or, in the case of any payment received in Euros, of the Dollar Equivalent thereof) and in same day funds, an amount equal to such Participant's RL Percentage (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

          (e) Each Letter of Credit Issuer shall, promptly after each issuance of, amendment or modification to, or termination of, a Standby Letter of Credit issued by it, give the Administrative Agent, each Participant and each Borrower written notice of the issuance of, amendment or modification to, or termination of, such Standby Letter of Credit, which notice (except in the case of a termination of a Standby Letter of Credit) shall be accompanied by a copy of the Standby Letter of Credit or Standby Letters of Credit issued by it and each such amendment or modification thereto.

          (f) Each Letter of Credit Issuer shall deliver to the Administrative Agent, promptly on the first Business Day of each week, by facsimile transmission, the aggregate daily Stated Amount available to be drawn under the outstanding Trade Letters of Credit issued by such Letter of Credit Issuer for the previous week.

          (g) The obligations of the Participants to make payments to the Administrative Agent for the account of the respective Letter of Credit Issuer with respect to Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

           (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

           (ii) the existence of any claim, set-off, defense or other right which Holdings or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, any Letter of Credit Issuer, any Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between Holdings or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

           (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

           (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

           (v)   the occurrence of any Default or Event of Default.

          2.04  Agreement to Repay Letter of Credit Drawings.  (a)  The US
                --------------------------------------------
Borrowers hereby jointly and severally agree to reimburse each Letter of Credit Issuer, by making payment to the Administrative Agent in Dollars (or, in the case of any payment or disbursement made by such Letter of Credit Issuer in Euros, of the Dollar Equivalent of such payment or disbursement as determined by such Letter of Credit Issuer on the date of such payment or disbursement) and in immediately available funds at the applicable Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") immediately after, and in any event on the date of (or, if not notified by the respective Letter of Credit Issuer prior to 1:00 P.M. (Local time) on the date of such payment or disbursement, on the Business Day following) such payment or disbursement, with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 2:00 P.M. (Local time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Applicable Margin for Dollar Revolving Loans maintained as Base Rate Loans plus
                                                                           ----
the Base Rate, each as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), such interest also to be payable on demand; provided that it
                                                              --------
is understood and agreed, however, that the notices referred to above in this clause (a) shall not be required to be given if a Default or an Event of Default under such Section 10.05 shall have occurred and be continuing, in which case the Unpaid Drawings shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by each Credit Party) and shall bear interest at a rate per annum which shall be (x) until the third Business Day following the respective Drawing, the Applicable Margin for Dollar Revolving Loans maintained as Base Rate Loans plus the Base
                                                                ----
Rate, each as in effect from time to time, and (y) at all times on and after the third Business Day following the respective Drawing, the rate per annum specified in preceding clause (x) plus 2%. Each Letter of Credit Issuer shall
                                  ----
provide the US Borrowers prompt notice of any payment or disbursement made by it under any Letter of Credit issued by it, although the failure of, or delay in, giving any such notice shall not release or diminish the obligations of the US Borrowers under this Section 2.04(a) or under any other Section of this Agreement.

          (b) The obligations of the US Borrowers under this Section 2.04 to reimburse the respective Letter of Credit Issuer with respect to drawings on Letters of Credit (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which Holdings or any of its Subsidiaries may have or have had against such Letter of Credit Issuer, any Agent, any Lender or any other Person, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit issued by it to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such drawing; provided
                                                                   --------
however, that the US Borrowers shall not be obligated to reimburse such Letter
-------
of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer (as determined by a court of competent jurisdiction in a final and non-appealable decision); provided further, that any reimbursement
                              ----------------
made by the US Borrowers shall be without prejudice to any claim it may have against such Letter of Credit Issuer as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer (as determined by a court of competent jurisdiction in a final and non-appealable decision).

          2.05  Increased Costs.  If after the Effective Date, any Letter of
                ---------------
Credit Issuer or any Participant shall have determined that the adoption or effectiveness of any applicable law, rule or regulation, order, guideline or request or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Participant's participation therein, or (ii) impose on any Letter of Credit Issuer or any Participant any other conditions directly or indirectly affecting this Agreement, any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Participant hereunder or reduce the rate of return on its capital (other than any increased costs or reduction in the amount received or receivable resulting from the imposition of, or a change in the rate of, taxes or any similar charges) with respect to Letters of Credit, then, upon written demand to the US Borrowers, by such Letter of Credit Issuer or such Participant (a copy of which notice shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), accompanied by the certificate described in the last sentence of this Section 2.05, the US Borrowers jointly and severally agree, subject to the provisions of Section
15.18 (to the extent applicable), to pay to such Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate such Letter of Credit Issuer or such Participant for such increased cost or reduction. Any Letter of Credit Issuer or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the US Borrowers, which notice shall include a certificate submitted to the US Borrowers by such Letter of Credit Issuer or such Participant, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the determination of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such Participant as aforesaid and such certificate, if delivered in good faith, shall be final and conclusive and binding on the US Borrowers absent manifest error, although the failure to deliver any such certificate shall not release or diminish the US Borrowers' obligations to pay additional amounts pursuant to this Section 2.05 upon subsequent receipt of such certificate.

          SECTION 3.  Fees; Commitments.
                      -----------------

          3.01  Fees.  (a)  The US Borrowers jointly and severally agree to pay
                ----
to the Administrative Agent for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment, a commitment fee (the "Commitment Fee") for the period from the Effective Date to but not including the Revolving Loan Maturity Date (or such earlier date as the Total

Revolving Loan Commitment shall have been terminated), computed at a rate for each day equal to the Applicable Commitment Fee Percentage (as in effect from time to time) on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Lender. Accrued Commitment Fees shall be due and payable in Dollars quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date (or such earlier date upon which the Total Revolving Loan Commitment is terminated).

          (b) The US Borrowers jointly and severally agree to pay to the Administrative Agent for pro rata distribution to each RL Lender (based on its
                         --- ----
respective RL Percentage), a fee in respect of each Letter of Credit (the "Letter of Credit Fee") computed at a rate per annum equal to the Applicable Margin for Dollar Revolving Loans maintained as Eurodollar Loans then in effect on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable in Dollars quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (c) The US Borrowers jointly and severally agree to pay to each Letter of Credit Issuer a fee in respect of each Letter of Credit issued by such Letter of Credit Issuer (the "Facing Fee") computed at the rate of 1/4 of 1% per annum on the daily Stated Amount of such Letter of Credit; provided that in no
                                                           --------
event shall the annual Facing Fee with respect to each Letter of Credit be less than $500 (or, in the case of a Letter of Credit denominated in Euros, the Dollar Equivalent thereof); it being agreed that (x) on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, if $500 (or the Dollar Equivalent thereof, as the case may be) will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12-month period, the full $500 (or the Dollar Equivalent thereof, as the case may be) shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof prior to the termination of such Letter of Credit and (y) if on the date of the termination of any Letter of Credit, $500 (or the Dollar Equivalent thereof, as the case may be) actually exceeds the amount of Facing Fees paid or payable with respect to such Letter of Credit for the period beginning on the date of the issuance thereof (or if the respective Letter of Credit has been outstanding for more than one year, the date of the last anniversary of the issuance thereof occurring prior to the termination of such Letter of Credit) and ending on the date of the termination thereof, an amount equal to such excess shall be paid as additional Facing Fees with respect to such Letter of Credit on the next date upon which Facing Fees are payable in accordance with the immediately succeeding sentence. Except as provided in the immediately preceding sentence, accrued Facing Fees shall be due and payable in Dollars quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (d) The US Borrowers jointly and severally agree to pay directly to each Letter of Credit Issuer upon each issuance of, payment under, and/or amendment of, a Letter of Credit issued by such Letter of Credit Issuer such amount as shall at the time of such issuance, payment or amendment be the administrative charge which such Letter of Credit Issuer is generally charging for issuances of, payments under or amendments of, letters of credit issued by it.

          (e) Each Borrower agrees to pay to each Agent, for its own account, such other fees as may be agreed to in writing from time to time between such Borrower and such Agent, when and as due.

          (f) All computations of Fees shall be made in accordance with Section 15.07(b).

          3.02  Voluntary Termination or Reduction of Total Unutilized Revolving
                ----------------------------------------------------------------
Loan Commitment. (a) Upon at least three Business Days' prior notice to the
---------------
Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the US Borrowers shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Revolving Loan Commitment; provided that
                                                                 --------
(i) any such termination or partial reduction shall apply to proportionately and permanently reduce the Revolving Loan Commitment of each Lender with such a Commitment and (ii) any partial reduction pursuant to this Section 3.02(a) shall be in integral multiples of $1,000,000.

          (b) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 15.12(b), the Borrowers shall have the right, subject to obtaining the consents required by Section 15.12(b), upon five Business Days' prior written notice to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to terminate the entire Revolving Loan Commitment of such Lender, so long as all Loans (other than Term Loans that are not being repaid pursuant to Section 15.12(b)), together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender (including all amounts, if any, owing pursuant to Section 1.11, but excluding amounts owing in respect of Term Loans maintained by such Lender, if such Term Loans are not being repaid pursuant to Section 15.12(b)) are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts) and at such time, unless the respective Lender continues to have outstanding Term Loans hereunder, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 15.01 and 15.06), which shall survive as to such repaid Lender.

          3.03  Mandatory Reduction of Commitments. (a) The Total Commitment
                ----------------------------------
shall terminate in its entirety on December 1, 2000 unless the Initial Borrowing Date has occurred on or before such date.

          (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total A Euro Term Loan Commitment shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of A Euro Term Loans on such date).

          (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B Term Loan Commitment shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of the B Term Loans on such date).

          (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment shall terminate in its entirety on the Revolving Loan Maturity Date.

          (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment shall be permanently reduced from time to time in accordance with the provisions of Section 4.02.

          (f) Each reduction to, or termination of, the Total A Euro Term Loan Commitment, the Total B Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 3.03 or Section 4.02 shall be applied proportionately to reduce or terminate the A Euro Term Loan Commitment, the B Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment.

          SECTION 4.  Payments.
                      --------

          4.01  Voluntary Prepayments.  The US Borrowers and the Dutch Borrower
                ---------------------
shall have the right to prepay the Loans made to them, and the right to allocate such prepayments to Term Loans, Revolving Loans and/or Swingline Loans as the applicable Borrowers or Borrower elect, in whole or in part, without premium or penalty except as otherwise provided in this Agreement, from time to time on the following terms and conditions:

          (i) the US Borrowers or the Dutch Borrower, as the case may be, shall give the Administrative Agent at the applicable Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are A Euro Term Loans, B Term Loans, Revolving Loans or Swingline Loans, the amount of such prepayment, the Types of Loans to be repaid and (in the case of Euro Rate Loans) the specific Borrowing(s) pursuant to which such Euro Rate Loans were made, which notice (I) shall be given by the US Borrowers or the Dutch Borrower, as the case may be, (x) prior to 12:00 Noon (Local time) at least one Business Day prior to the date of such prepayment in the case of Loans maintained as Base Rate Loans (other than Dollar Swingline Loans), (y) prior to 12:00 Noon (Local time) at least three Business Days prior to the date of such prepayment in the case of Euro Rate Loans (other than Euro Swingline Loans) and (z) prior to 12:00 Noon (Local time) on the date of such prepayment in the case of Swingline Loans, and (II) shall, except in the case of Swingline Loans, promptly be transmitted by the Administrative Agent to each of the Lenders;

          (ii) each prepayment (other than prepayments in full of (I) all outstanding Base Rate Loans of a Tranche or (II) any outstanding Borrowing of Euro Rate Loans of a Tranche) shall be in an aggregate Principal Amount of at least (x) $1,000,000, in the case of Term Loans, (y) $500,000, in the case of Revolving Loans, and (z) $100,000, in the case of Swingline Loans and, in each case, if greater, in integral multiples of $100,000, provided
                                                                       --------
     that (A) if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans beyond the Interest

     Period applicable thereto and any election of an Interest Period with respect thereto given by any Borrower shall have no force or effect and (B) in the case of partial prepayments of any Borrowing of Euro Loans (other than Euro Swingline Loans), (a) in the case of Euro Revolving Loans, the US Borrowers or the Dutch Borrower, as applicable, shall repay any Borrowings which are less than the Minimum Borrowing Amount applicable thereto at the end of the then current Interest Period, and (b) in the case of A Euro Term Loans, the Dutch Borrower shall cooperate with the Administrative Agent in selecting Interest Periods at the end of the then current Interest Period or Interest Periods so as to align such Borrowing with the Interest Periods applicable to one or more other Borrowings of such A Euro Term Loans;

           (iii) at the time of any prepayment of Euro Rate Loans (other than Euro Swingline Loans) pursuant to this Section 4.01 on any date other than the last day of the Interest Period applicable thereto, the US Borrowers or the Dutch Borrower, as the case may be, shall pay the amounts required pursuant to Section 1.11;

           (iv) except as provided in clause (vii) below, each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata
                                                                        --- ----
     among such Loans, provided that, at the US Borrowers' or the Dutch
                       --------
     Borrower's, as the case may be, election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loans of a Defaulting Lender;

           (v) in the case of any voluntary prepayment of B Term Loans pursuant to this Section 4.01 (other than pursuant to clause (vii) below) made (x) on or prior to November 14, 2001, such prepayment shall be in an amount equal to the product of (A) the principal amount specified pursuant to clause (i) of this Section 4.01 to be allocated to such B Term Loans multiplied by (B) 102%, and (y) made after November 14, 2001 and on or prior to November 14, 2002, such prepayment shall be in an amount equal to the product of (A) the principal amount specified pursuant to clause (i) of this Section 4.01 to be allocated to such B Term Loans multiplied by (B) 101%;

           (vi)  except for a prepayment pursuant to clause (vii) of this
     Section 4.01, each prepayment of principal of any Tranche of Term Loans pursuant to this Section 4.01 shall be applied to reduce the remaining Scheduled Repayments of such Tranche of Term Loans in direct order of maturity (based upon the then remaining principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto); and

           (vii) in the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 15.12(b), the US Borrowers or the Dutch Borrower, as the case may be, may, upon five Business Days' prior written notice to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), repay all Loans of such Lender (including all amounts, if any, owing pursuant to Section 1.11), together with accrued and unpaid interest, Fees and all other amounts then owing to such Lender (or owing to such Lender with respect to each Tranche which gave rise to the need to obtain such Lender's individual consent) in accordance with said Section 15.12(b), so long as (A) in the case of the repayment of Revolving Loans of any Lender pursuant to this clause (vii), the Revolving Loan Commitment of such Lender is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments), (B) in the case of any prepayment of principal of any Tranche of Term Loans pursuant to this clause (vii), such prepayment shall be applied to reduce the remaining Scheduled Repayments of such Tranche of Term Loans on a pro rata basis
                                                             --- ----
     (based upon the then remaining principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto), and (C) the consents required by Section 15.12(b) in connection with the repayment pursuant to this clause (vii) shall have been obtained.

          4.02  Mandatory Repayments and Commitment Reductions.  (a)  (i)  If on
                ----------------------------------------------
any date the sum of (x) the aggregate outstanding Principal Amount of Revolving Loans (after giving effect to all other repayments thereof on such date) and Swingline Loans (after giving effect to all other repayments thereof on such date) and (y) the Letter of Credit Outstandings on such date, exceeds the Total Revolving Loan Commitment as then in effect, the US Borrowers (on a joint and several basis) and/or the Dutch Borrower, as applicable, shall repay on such date the principal of Swingline Loans and, after all Swingline Loans have been repaid in full or if no Swingline Loans are outstanding, the US Borrowers (on a joint and several basis) and/or the Dutch Borrower, as applicable, shall repay on such date the principal of Revolving Loans, in either case, in an aggregate amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and all outstanding Revolving Loans, the aggregate amount of Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the US Borrowers (on a joint and several basis) shall pay to the Administrative Agent at the applicable Payment Office on such date an amount in cash and/or Cash Equivalents equal to such excess (up to the aggregate amount of Letter of Credit Outstandings at such time) and the Administrative Agent shall hold such payment as security for the obligations of the US Borrowers hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent.

          (ii) If on any date the aggregate outstanding Principal Amount of Revolving Loans (after giving effect to all other prepayments on such date) and Swingline Loans (after giving effect to all other prepayments on such date) made to the Dutch Borrower exceeds the Dutch Borrower Revolving Loan Sublimit, the Dutch Borrower shall prepay on such date the principal of Swingline Loans incurred by it and, after all such Swingline Loans have been repaid in full or if no such Swingline Loans are outstanding, the Dutch Borrower prepay on such date the principal of Revolving Loans incurred by it, in either case, in an aggregate amount equal to such excess.

          (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Dutch Borrower shall be required to repay that principal amount of A Euro Term Loans, to the extent then outstanding, as is set forth opposite each such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(i), an "A Euro Scheduled Repayment"):

A Euro Scheduled Repayment Date                              Amount
-------------------------------                              ------

March 31, 2001                                           (Euro)969,628
June 30, 2001                                            (Euro)969,628
September 30, 2001                                       (Euro)969,628
December 31, 2001                                        (Euro)969,628

March 31, 2002                                           (Euro)969,628
June 30, 2002                                            (Euro)969,628
September 30, 2002                                       (Euro)969,628
December 31, 2002                                        (Euro)969,628

March 31, 2003                                           (Euro)969,628
June 30, 2003                                            (Euro)969,628
September 30, 2003                                       (Euro)969,628
December 31, 2003                                        (Euro)969,628

March 31, 2004                                           (Euro)969,628
June 30, 2004                                            (Euro)969,628
September 30, 2004                                       (Euro)969,628
December 31, 2004                                        (Euro)969,628

March 31, 2005                                           (Euro)969,628
June 30, 2005                                            (Euro)969,628
September 30, 2005                                       (Euro)969,628
December 31, 2005                                        (Euro)969,628

March 31, 2006                                           (Euro)969,628
June 30, 2006                                            (Euro)969,628
September 30, 2006                                       (Euro)969,628
A Euro Term Loan Maturity Date                     (Euro)94,065,577.60


          (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the US Borrowers (on a joint and several basis) shall be required to repay that principal amount of B Term Loans, to the extent then outstanding, as is set forth opposite each such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(i), a "B Scheduled Repayment"):

B Scheduled Repayment Date                               Amount
--------------------------                               ------

March 31, 2001                                          $875,000
June 30, 2001                                           $875,000
September 30, 2001                                      $875,000
December 31, 2001                                       $875,000

March 31, 2002                                          $875,000
June 30, 2002                                           $875,000

B Scheduled Repayment Date                               Amount
-------------------------------                          ------
September 30, 2002                                      $875,000
December 31, 2002                                       $875,000

March 31, 2003                                          $875,000
June 30, 2003                                           $875,000
September 30, 2003                                      $875,000
December 31, 2003                                       $875,000

March 31, 2004                                          $875,000
June 30, 2004                                           $875,000
September 30, 2004                                      $875,000
December 31, 2004                                       $875,000

March 31, 2005                                          $875,000
June 30, 2005                                           $875,000
September 30, 2005                                      $875,000
December 31, 2005                                       $875,000

March 31, 2006                                          $875,000
June 30, 2006                                           $875,000
September 30, 2006                                      $875,000
December 31, 2006                                       $875,000

March 31, 2007                                          $875,000
June 30, 2007                                           $875,000
September 30, 2007                                      $875,000
December 31, 2007                                       $875,000

March 31, 2008                                          $875,000
June 30, 2008                                           $875,000
September 30, 2008                                      $875,000
B Term Loan Maturity Date                           $322,875,000


          (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Effective Date on which Holdings or any of its Subsidiaries receives Net Sale Proceeds from any Asset Sale, an amount equal to the Applicable Prepayment Percentage of the Net Sale Proceeds from such Asset Sale shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(i) and (j); provided that with respect to no more than $25,000,000
                          --------
in the aggregate of such Net Sale Proceeds received by Holdings and its Subsidiaries in any fiscal year of Holdings, such Net Sale Proceeds shall not give rise to a mandatory repayment (and/or commitment reduction, as the case may be) on such date to the extent that no Default or Event of Default then exists and such Net Sale Proceeds shall be used or contractually committed to be used to purchase assets used or to be used in the businesses permitted pursuant to
Section 9.01

(including, without limitation (but only to the extent permitted by Section 9.02), the purchase of the capital stock of a Person engaged in such businesses) within 350 days following the date of receipt of such Net Sale Proceeds from such Asset Sale; and provided further, that (i) if all or any portion of such
                     ----------------
Net Sale Proceeds are not so used (or contractually committed to be used) within such 350-day period, such remaining portion shall be applied on the last day of such period (or such earlier date, if any, as Holdings or the relevant Subsidiary determines not to reinvest the Net Sale Proceeds from such Asset Sale as set forth above) as a mandatory repayment and/or commitment reduction as provided above (without giving effect to the immediately preceding proviso) and
(ii) if all or any portion of such Net Sale Proceeds are not so used within such 350-day period referred to in clause (i) of this proviso because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment and/or commitment reduction as provided above (without giving effect to the immediately preceding proviso). Notwithstanding the foregoing provisions of this Section 4.02(d), so long as no Default or Event of Default shall have occurred and be continuing, no mandatory repayments or commitment reductions shall be required pursuant to the immediately preceding proviso appearing in this Section 4.02(d) until the date on which the aggregate Net Sale Proceeds from all Asset Sales not reinvested within the time periods specified by said proviso equals or exceeds $2,000,000.

          (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Effective Date on which Holdings or any of its Subsidiaries receives any cash proceeds from any incurrence of Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 9.04 as in effect on the Effective Date) or issuance of Preferred Stock (other than (x) Disqualified Preferred Stock to the extent the proceeds therefrom are used to effect Permitted Acquisitions and (y) Qualified Preferred Stock) by Holdings or any of its Subsidiaries, an amount equal to the Applicable Prepayment Percentage of the Net Cash Proceeds of the respective incurrence of Indebtedness or issuance of Preferred Stock shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(i) and (j). Notwithstanding the foregoing provisions of this Section 4.02(e), so long as no Default or Event of Default shall have occurred and be continuing, no mandatory repayment or commitment reduction shall be required pursuant to this Section 4.02(e) until the date on which the sum of (I) the Net Cash Proceeds required to be applied as mandatory repayments and/or commitment reductions in the absence of this sentence plus
                                                                        ----
(II) the Net Cash Proceeds required to be applied as mandatory repayments and/or commitment reductions pursuant to Section 4.02(f) in the absence of the last sentence of said Section 4.02(f), equals or exceeds $2,000,000.

          (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Effective Date on which Holdings or any of its Subsidiaries receives any cash proceeds from any sale or issuance of Qualified Preferred Stock or common equity of (or cash capital contributions to) Holdings or any of its Subsidiaries (other than
(u) the Equity Financing, (v) sales or issuances to, or capital contributions from, Apollo Group, (w) issuances of Holdings Common Stock to management of Holdings and its Subsidiaries (including as a result of the exercise of any options with respect thereto) in an aggregate amount not to exceed $10,000,000 in any fiscal year of Holdings, (x)
equity contributions to any Subsidiary of Holdings made by Holdings or any other Subsidiary of Holdings, (y) any issuance of Holdings Common Stock and Qualified Preferred Stock to the extent the proceeds therefrom are used to effect Permitted Acquisitions and (z) additional issuances of Holdings Common Stock and Qualified Preferred Stock, to the extent that the aggregate proceeds excluded pursuant to this clause (z) after the Effective Date do not exceed $20,000,000), an amount equal to the Applicable Prepayment Percentage of the Net Cash Proceeds of the respective equity issuance or capital contribution shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(i) and (j); provided that Net Cash Proceeds
                                          --------
received by Holdings from additional sales or issuances of Holdings Common Stock (other than from a Public Offering) shall not be required to be applied as a mandatory repayment and/or commitment reduction on the date of receipt thereof, to the extent that (x) no Default or Event of Default then exists and (y) Holdings delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be used or contractually committed to be used to make Capital Expenditures and/or effect Permitted Acquisitions within 270 days following the date of receipt of such Net Cash Proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that (i) if all or any portion of such Net
                  -------- -------
Cash Proceeds are not so used (or contractually committed to be used) within such 270-day period, such remaining portion shall be applied on the last day of such period (or such earlier date, if any, as Holdings or the relevant Subsidiary determines not to reinvest the Net Cash Proceeds from such equity issuance or capital contribution as set forth above) as a mandatory repayment and/or commitment reduction as provided above (without giving effect to the immediately preceding proviso) and (ii) if all or any portion of such Net Cash Proceeds are not so used within such 270-day period referred to in clause (i) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment and/or commitment reduction as provided above (without giving effect to the immediately preceding proviso). Notwithstanding the foregoing provisions of this Section 4.02(f), so long as no Default or Event of Default shall have occurred and be continuing, no mandatory repayment and/or commitment reduction shall be required pursuant to this Section 4.02(f) until the date on which the sum of (I) the Net Cash Proceeds required to be applied as mandatory repayments and/or commitment reductions in the absence of this sentence plus (II) the Net Cash Proceeds required to be applied as
                 ----
mandatory repayments and/or commitment reductions pursuant to Section 4.02(e) in the absence of the last sentence in said Section 4.02(e), equals or exceeds $2,000,000.

          (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date on or after the Effective Date on which Holdings or any of its Subsidiaries receives any cash proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs (including, without limitation, legal costs and expenses) and taxes incurred in connection with such Recovery Event and the amount of such proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by the respective assets subject to such Recovery Event) shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(i) and (j), provided that (x) so long as no Default or Event of Default then exists and such
--------
proceeds do not exceed $5,000,000, such proceeds shall not be required to be so applied on such date to the extent that Holdings has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used or shall be committed to be used to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended) and (y) so long as no Default or Event of Default then exists and to the extent that (a) the amount of such proceeds exceeds $5,000,000, (b) the amount of such proceeds, together with other cash available to Holdings and its Subsidiaries and permitted to be spent by them on Capital Expenditures during the relevant period, equals at least 100% of the cost of replacement or restoration of the properties or assets in respect of which such proceeds were paid as determined by Holdings and as supported by such estimates or bids from contractors or subcontractors or such other supporting information as the Administrative Agent may reasonably accept, (c) Holdings has delivered to the Administrative Agent a certificate on or prior to the date the respective mandatory repayment and/or commitment reduction would otherwise be required pursuant to this Section 4.02(g) in the form described in clause (x) above and also certifying its determination as required by preceding clause (b) and certifying the sufficiency of business interruption insurance as required by succeeding clause (d), and (d) Holdings has delivered to the Administrative Agent such evidence as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent establishing that Holdings has sufficient business interruption insurance and that Holdings will receive payment thereunder in such amounts and at such times as are necessary to satisfy all obligations and expenses of Holdings and its Subsidiaries (including, without limitation, all debt service requirements, including pursuant to this Agreement), without any delay or extension thereof, for the period from the date of the respective casualty, condemnation or other event giving rise to the Recovery Event and continuing through the completion of the replacement or restoration of the respective properties or assets, then the entire amount of the proceeds of such Recovery Event and not just the portion in excess of $5,000,000 shall be deposited with the Administrative Agent pursuant to a cash collateral arrangement reasonably satisfactory to the Administrative Agent whereby such proceeds shall be disbursed to Holdings from time to time as needed to pay or reimburse Holdings or such Subsidiary actual costs incurred by it in connection with the replacement or restoration of the respective properties or assets (pursuant to such certification requirements as may be established by the Administrative Agent), provided further, that at any time
                                          ----------------
while an Event of Default has occurred and is continuing, the Required Lenders may direct the Administrative Agent (in which case the Administrative Agent shall, and is hereby authorized by the Borrowers to, follow said directions) to apply any or all proceeds then on deposit in such collateral account to the repayment of Obligations hereunder in the same manner as proceeds would be applied pursuant to the Security Agreement, and provided further, that if all or
                                                ----------------
any portion of such proceeds not required to be applied as a mandatory repayment and/or commitment reduction pursuant to the second preceding proviso (whether pursuant to clause (x) or (y) thereof) are either (A) not so used or committed to be so used within 360 days after the date of the respective Recovery Event (or such earlier date, if any, as Holdings or the relevant Subsidiary determines not to reinvest the proceeds from such Recovery Event as set forth above) or (B) if committed to be used within 360 days after the date of receipt of such net proceeds and not so used within 18 months after the date of respective Recovery Event then, in either such case, such remaining portion not used or committed to be used in the case of preceding clause (A) and not used in the case of preceding clause (B) shall be applied on the date occurring 360 days after the date of the respective Recovery Event in the case of clause (A) above or the date occurring 18 months after the date of the respective Recovery Event in the case of clause (B) above as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(i) and (j).

          (h) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each Excess Cash Flow Payment Date, an amount equal to the Applicable Excess Cash Flow Percentage of the Adjusted Excess Cash Flow for the relevant Excess Cash Flow Payment Period shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(i) and (j).

          (i) Each amount required to be applied pursuant to Sections 4.02(d),
(e), (f), (g) and (h) in accordance with this Section 4.02(i) shall be applied
(i) first, to repay the outstanding principal amount of Term Loans on a pro rata
                                                                        --- ----
basis, with the A Euro Term Loans to be allocated the A Euro TL Percentage of the amount of such repayment and the B Term Loans to be allocated the B TL Percentage of the amount of such repayment, and (ii) second, to the extent in excess of the amounts required to be applied pursuant to preceding clause (i), to permanently reduce the Total Revolving Loan Commitment (it being understood and agreed that (x) the amount of any reduction to the Total Revolving Loan Commitment as provided in immediately preceding clause (ii) shall be deemed to be an application of proceeds for purposes of this Section 4.02(i) even though cash is not actually applied and (y) any cash received by Holdings or such Subsidiary will be retained by such Person except to the extent that such cash is otherwise required to be applied as provided in Section 4.02(a) as a result of any reduction to the Total Revolving Loan Commitment). All repayments of each Tranche of outstanding Term Loans pursuant to Section 4.02 (d), (e), (f),
(g) or (h) shall be applied to reduce the then remaining Scheduled Repayments of such Tranche of Term Loans on a pro rata basis (based upon the then remaining
                                --- ----
Scheduled Repayments after giving effect to all prior reductions thereto).

          (j) With respect to each repayment of Loans required by this Section 4.02, the US Borrowers or the Dutch Borrower, as the case may be, may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Euro Rate Loans (other than Euro Swingline Loans), the specific Borrowing or Borrowings of the respective Tranche pursuant to which such Euro Rate Loans were made, provided that: (i) repayments of Euro Rate Loans (other
                      --------
than Euro Swingline Loans) pursuant to this Section 4.02 on a day other than the last day of an Interest Period applicable thereto shall be accompanied by payment by the US Borrowers or the Dutch Borrower, as the case may be, of all breakage costs and other amounts owing to each Lender pursuant to Section 1.11;
(ii) if any repayment of Euro Rate Loans (other than Euro Swingline Loans) made pursuant to a single Borrowing shall reduce the outstanding Euro Rate Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing (x) in the case of Eurodollar Loans, shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans, (y) in the case of Euro Revolving Loans, shall be repaid in full at the end of the then current Interest Period and (z) in the case of A Euro Term Loans, the Dutch Borrower shall cooperate with the Administrative Agent in selecting Interest Periods at the end of the then current Interest Period or

Interest Periods so as to align such Borrowing with the Interest Periods applicable to one or more other Borrowings of such A Euro Term Loans; and (iii) each repayment of any Tranche of Loans made pursuant to a Borrowing shall be applied pro rata among such Tranche of Loans. In the absence of a designation by
        --- ----
the US Borrowers or the Dutch Borrower, as the case may be, as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11. Notwithstanding the foregoing provisions of this Section 4.02 (other than Section 4.02(a), (b) or (c), which Sections shall not have the benefits of this sentence), if at any time the mandatory repayment of Loans pursuant to this Section 4.02 would result, after giving effect to the procedures set forth in this clause (i) above, in any Borrower incurring breakage costs under Section 1.11 as a result of Euro Rate Loans being repaid other than on the last day of an Interest Period applicable thereto (any such Euro Rate Loans, "Affected Loans"), the US Borrowers or the Dutch Borrower, as the case may be, may elect, by written notice to the Administrative Agent, to have the provisions of the following sentence be applicable so long as no Default or Event of Default then exists. At the time any Affected Loans are otherwise required to be prepaid, the US Borrowers or the Dutch Borrower, as the case may be, may elect to deposit 100% (or such lesser percentage elected by the US Borrowers or the Dutch Borrower, as the case may be, as not being repaid) of the principal amounts that otherwise would have been paid in respect of the Affected Loans with the Administrative Agent to be held as security for the obligations of the US Borrowers or the Dutch Borrower, as the case may be, hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent, with such cash collateral to be released from such cash collateral account (and applied to repay the principal amount of such Euro Rate Loans) upon each occurrence thereafter of the last day of an Interest Period applicable to such Euro Rate Loans (or such earlier date or dates as shall be requested by the US Borrowers or the Dutch Borrower, as the case may be, with the amount to be so released and applied on the last day of each Interest Period to be the amount of such Euro Rate Loans to which such Interest Period applies (or, if less, the amount remaining in such cash collateral account); provided, however, that at any time
                                            --------  -------
while an Event of Default has occurred and is continuing, the Required Lenders may direct the Administrative Agent (in which case the Administrative Agent shall, and is hereby authorized by the Borrowers to, follow said directions) to apply any or all proceeds then on deposit in such collateral account to the payment of such Affected Loans.

          (k) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans of a given Tranche shall be repaid in full on the respective Maturity Date for such Tranche of Loans.

          (l) Notwithstanding anything to the contrary contained in this Section
4.02 or elsewhere in this Agreement (including, without limitation, in Section 15.12), at any time that A Euro Term Loans are outstanding, the US Borrowers shall have the option, in their sole discretion, to give the Lenders with outstanding B Term Loans (the "B Lenders") the option to waive their pro rata
                                                                     --- ----
share of a mandatory repayment of B Term Loans which is to be made pursuant to Sections 4.02(d), (e), (f), (g) and/or (h) (each such repayment, a "Waivable Mandatory Repayment") upon the terms and provisions set forth in this Section 4.02(l); provided that if the amount of the Waivable Mandatory Repayment would
         --------
exceed the aggregate principal amount of A Euro Term Loans then outstanding (after giving effect to the application of their pro rata share
                                                 --- ----
of the respective mandatory repayment), then the amount of the Waivable Mandatory Repayment shall be limited to such aggregate principal amount of A Euro Term Loans then outstanding and the remainder of the pro rata share of the
                                                          --- ----
respective mandatory repayment otherwise applicable to the B Term Loans shall be immediately applied to the repayment of such outstanding B Term Loans. If the US Borrowers elect to exercise the option referred to in the immediately preceding sentence, the US Borrowers shall give to the Administrative Agent written notice of their intention to give the B Lenders the right to waive a Waivable Mandatory Repayment (including in such notice the aggregate amount of such proposed repayment) at least five Business Days prior to the date of the proposed repayment, which notice the Administrative Agent shall promptly forward to all B Lenders (indicating in such notice the amount of such repayment to be applied to each such B Lender's outstanding B Term Loans). The US Borrowers' offer to permit the B Lenders to waive any such Waivable Mandatory Repayment may apply to all or part of such repayment, provided that any offer to waive part of such
                               --------
repayment must be made ratably to the B Lenders on the basis of their outstanding B Term Loans. In the event that any such B Lender desires to waive its pro rata share of such Lender's right to receive any such Waivable Mandatory
    --- ----
Repayment in whole or in part, such Lender shall so advise the Administrative Agent no later than 4:00 P.M. (Local time) on the date which is two Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such Lender desires to receive in respect of such repayment. If any B Lender does not reply to the Administrative Agent within such two Business Day period, such Lender will be deemed not to have waived any part of such repayment. If any B Lender does not specify an amount it wishes to receive, such B Lender will be deemed to have accepted 100% of its share of such repayment. In the event that any such B Lender waives all or part of its share of any such Waivable Mandatory Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Lender to the A Euro Term Loans in accordance with Sections 4.02(i) and (j).

          (m) Notwithstanding anything to the contrary contained above, all payments owing with respect to each Tranche of outstanding Loans pursuant to this Section 4.02 shall be made in the respective currency or currencies in which the respective obligations are owing in accordance with the terms of this Agreement. For purposes of making calculations pursuant to this Section 4.02, the Administrative Agent shall be entitled to use the Dollar Equivalent or the Euro Equivalent, as the case may be, of any such amounts required to be converted into other currencies for purposes of making determinations pursuant to this Section 4.02.

          4.03  Method and Place of Payment.  Except as otherwise specifically
                ---------------------------
provided herein, all payments under this Agreement or under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (Local time) on the date when due and shall be made in immediately available funds at the applicable Payment Office in
(x) Dollars (calculated, in the case of the reimbursement of Drawings under a Letter of Credit denominated in Euros, using the Dollar Equivalent thereof) if such payment is made in respect of (i) principal of or interest on Dollar Revolving Loans or Dollar Swingline Loans owing by the Dutch Borrower or any increased costs or similar obligations owing by the Dutch Borrower in respect of Dollar Loans or (ii) except as provided in following clause (y), any obligation of the US Borrowers under this Agreement or under any Note issued by the US Borrowers and (y) in Euros if such payment is made in respect of (i) principal of or interest on Euro Loans or (ii) any increased costs, indemnities or other amounts owing with respect to Euro

Loans; provided that, from and after any Sharing Event, all payments in  respect
       --------
of any outstanding Euro Loans shall be made in Dollars. Any payments under this Agreement or under any Note which are made later than 12:00 Noon (Local time) on any Business Day shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

          4.04  Net Payments.  (a)  All payments made by each Borrower hereunder
                ------------
or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, in the case of each Lender, except as provided in the second succeeding sentence, any tax, including any income, branch profits, franchise or similar tax, which in each case is imposed on or measured by the net income, net profits or capital of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any political subdivision or taxing authority thereof or therein) and all interest, penalties or similar liabilities with respect to such nonexcluded taxes, levies, imposts, duties, fees, assessments or other charges (all such nonexcluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the US Borrowers jointly and severally agree, and the Dutch Borrower agrees, as applicable, to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence (any such amounts, the "Gross-Up Amount"), the US Borrowers jointly and severally agree, and the Dutch Borrower agrees, as applicable, to reimburse each Lender, upon the written request of such Lender, for the net amount, if any, of any taxes such Lender shall determine are incurred by such Lender (taking into account in calculating such net amount any allowable credit, deduction or other benefit available as a result of, or with respect to, the payment by the relevant Borrower to such Lender (to the extent such allowable credit, deduction or other benefit actually reduced the tax liability of such Lender (or would have actually reduced such tax liability if such Lender had applied for or utilized such allowable credit, deduction or other benefit) in the taxable year in which such additional amount is paid or in a preceding taxable year of (i) the Gross-Up Amount or (ii) any amount paid pursuant to this sentence) that would not have been incurred in the absence of the payment by such Borrower of
(i) the Gross-Up Amount or (ii) any amount paid pursuant to this sentence. Each Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Borrower. The US Borrowers jointly and severally agree, and the Dutch Borrower agrees, as applicable, to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender in respect of any payments by or on behalf of such Borrower.

          (b) (I) Each Lender party to this Agreement that is lending to the US Borrowers and that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes on the Effective Date hereby represents that, as of the Effective Date, all payments of principal, interest and fees to be made to it by any US Borrower pursuant to this Agreement will be totally exempt from withholding of United States federal tax. Each Lender that is lending to the US Borrowers and that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the US Borrowers and the Administrative Agent on or prior to the Effective Date, or in the case of any such Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 15.04 (unless the respective Lender was already a Lender to the US Borrowers hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender that is lending to the US Borrowers agrees that (a) from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, and (b) upon the US Borrowers' reasonable request after the occurrence of any other event requiring the delivery of a Form W-8ECI, Form W-8BEN or any successor form in addition to or in replacement of the forms previously delivered, it will deliver to the US Borrowers and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of any income tax treaty), Form W-8BEN (with respect to the portfolio interest exemption) and a
Section 4.04(b)(ii) Certificate, or any successor form, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the US Borrowers and the Administrative Agent of its inability to deliver any such form or certificate in which case such Lender shall not be required to deliver any such form or certificate pursuant to this Section 4.04(b)(I). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the immediately succeeding sentence, (x) each US Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender that is lending to the US Borrowers which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the US Borrowers U.S. Internal Revenue Service forms that establish a complete exemption from such deduction or withholding and (y) the US Borrowers shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to such Lender, or to indemnify and hold harmless or reimburse such Lender, in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the US Borrowers the Internal Revenue Service forms required to be provided to the US Borrowers pursuant to this Section 4.04(b)(I) or (II) in the case of a payment by the US Borrowers, other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 15.04(b), the US Borrowers jointly and severally agree to pay additional amounts and to indemnify each Lender that is lending to the US Borrowers in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that become effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes. No US Borrower shall be required to pay any additional amounts or indemnification under Section 4.04(a) to any Lender to the extent that the obligation to pay such additional amounts or indemnification to such Lender would not have arisen but for the representation set forth in the first sentence of this Section 4.04(b)(I) above made by such Lender not being true.

          (II) Each Lender party to this Agreement that is lending to the Dutch Borrower and that is not a Dutch Lender hereby represents that, as of the Effective Date, all payments of principal, interest and fees to be made to it by the Dutch Borrower pursuant to this Agreement will be totally exempt from withholding of Netherlands tax. Each Lender that is lending to the Dutch Borrower that is not a Dutch Lender shall on or prior to the Effective Date, and thereafter upon the request of the Dutch Borrower and to the extent permitted by applicable law, deliver to the Dutch Borrower such properly completed and executed documentation prescribed by Dutch law as will permit such payments to be made without withholding or at a reduced rate of withholding.
Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the immediately succeeding sentence, (x) the Dutch Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed under the laws of The Netherlands (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender that is lending to the Dutch Borrower which is not a Dutch Lender to the extent that such Lender has not provided to the Dutch Borrower forms that establish a complete exemption from such deduction or withholding and (y) the Dutch Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to such Lender, or to indemnify and hold harmless or reimburse such Lender, in respect of income or similar taxes imposed under the laws of The Netherlands if such Lender has not provided to the Dutch Borrower the forms required to be provided to the Dutch Borrower pursuant to this Section 4.04(b)(II). Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 15.04(b), the Dutch Borrower agrees to pay additional amounts and to indemnify each Lender to the Dutch Borrower in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that become effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes. The Dutch Borrower shall not be required to pay any additional amounts or indemnification under Section 4.04(a) to any Lender to the Dutch Borrower to the extent that the obligation to pay such additional amounts or indemnification to such Lender would not have arisen but for the representation set forth in the first sentence of this Section 4.04(b)(II) made by such Lender not being true.

          (c) If any Borrower pays any additional amount under this Section 4.04 with respect to taxes imposed on any payments made to or on behalf of a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund of tax, or any reduction of, or credit against, its tax liabilities (a "Tax Benefit"), such Lender shall pay to such Borrower an amount that such Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender as a consequence of such refund, reduction or credit; provided, however,
                                                             --------  -------
that (i) any Lender may determine, in its sole discretion consistent with the policies of such Lender, whether to seek a Tax Benefit and (ii) nothing in this
Section 4.04(c) shall require the Lender to disclose any confidential information to any Borrower (including, without limitation, its tax returns).

          (d) Each Lender shall use reasonable efforts (consistent with legal and regulatory restrictions and subject to overall policy considerations of such Lender) (i) to file any certificate or document or to furnish any information as reasonably requested by any Borrower pursuant to any applicable treaty, law or regulation or (ii) to designate a different applicable lending office of such Lender, if the making of such filing or the furnishing of such information or the designation of such other lending office would avoid the need for or reduce the amount of any additional amounts payable by any Borrower and would not, in the sole discretion of such Lender, be disadvantageous to such Lender.

          (e) The provisions of this Section 4.04 are subject to the provisions of Section 15.18 (to the extent applicable).

          SECTION 5.  Conditions Precedent to Credit Events on the Initial
                      ----------------------------------------------------
Borrowing Date.  The obligation of each Lender to make each Loan hereunder, and
--------------
the obligation of each Letter of Credit Issuer to issue each Letter of Credit hereunder, in each case on the Initial Borrowing Date, is subject at the time of the making of such Loan or the issuance of such Letter of Credit, as the case may be, to the satisfaction of the following conditions:

          5.01  Execution of Agreement; Notes.  On or prior to the Initial
                -----------------------------
Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender requesting same the appropriate A Euro Term Note, B Term Note and/or Revolving Notes and to the Swingline Lender, if so requested, the Swingline Notes, in each case executed by the US Borrowers or the Dutch Borrower, as the case may be, and in the amount, maturity and as otherwise provided herein.

          5.02  Officer's Certificate.  On the Initial Borrowing Date, the
                ---------------------
Administrative Agent shall have received a certificate from Holdings and each Borrower dated such date signed by an appropriate officer of such Credit Party stating that all of the applicable conditions set forth in Sections 5.05 through 5.08, inclusive, and 6.01 (other than such conditions to the extent that same are subject to the satisfaction of the Agents and/or the Required Lenders), have been satisfied on such date.

          5.03  Opinions of Counsel.  On the Initial Borrowing Date, the
                -------------------
Administrative Agent shall have received opinions, addressed to each Agent, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date, from (i) O'Sullivan Graev & Karabell, LLP, special counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit E-1 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request (including reliance on opinions rendered by such special counsel to Shell pursuant to the Master Sale Agreements), (ii) Clifford Chance LLP, special Netherlands counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit E-2 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request, (iii) local counsel to the Credit Parties and/or the Agents in each of Illinois, Florida, Louisiana and Texas, in each case reasonably satisfactory to the Agents, which opinions (x) shall be addressed to each Agent, the Collateral Agent and each of the Lenders and be dated the Initial Borrowing Date, (y) shall cover the perfection of the security interests granted pursuant to the Security Documents and such other matters incident to the transactions contemplated herein as the Agents may reasonably request and (z) shall be in form and substance reasonably satisfactory to the Agents, and (iv) from foreign counsel to the Credit Parties and/or the Agents in each of The Netherlands, England, Germany, Spain and Belgium, in each case satisfactory to the Agents, which opinions (x) shall be addressed to each Agent, the Collateral Agent and each of the Lenders and be dated the Initial Borrowing Date, (y) shall cover such matters incident to the transactions contemplated herein as the Agents may reasonably request and (z) shall be in form and substance reasonably satisfactory to the Agents.

          5.04  Company Documents; Proceedings.  (a)  On the Initial Borrowing
                ------------------------------
Date, the Administrative Agent shall have received from each Credit Party a certificate, dated the Initial Borrowing Date, signed by the chairman of the board, the chief executive officer, the president or any vice president of such Credit Party (or, in the case of any Foreign Credit Party, an authorized signatory thereof as permitted under applicable law and the relevant charter documents of such Foreign Credit Party), and attested to by the secretary or any assistant secretary of such Credit Party (or, in the case of any Foreign Credit Party, another authorized signatory thereof as permitted under applicable law and the relevant charter documents of such Foreign Credit Party), in the form of Exhibit F with appropriate insertions, together with copies of the certificate or articles of incorporation, certificate of formation, operating agreements and by-laws (or equivalent organizational documents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate and each of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent.

          (b) On the Initial Borrowing Date, all Company and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of Company proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper Company or governmental authorities.

          5.05  Adverse Change, etc.  On the Initial Borrowing Date, nothing
                --------------------
shall have occurred which (i) the Required Lenders or the Agents shall reasonably determine has had, or is reasonably likely to have, a material adverse effect on the rights or remedies of the Lenders or the Agents, or on the ability of any Credit Party to perform its obligations to them hereunder or under any other Credit Document or (ii) has had, or is reasonably likely to have, a material adverse effect on the Transaction or a Material Adverse Effect.

          5.06  Litigation.  On the Initial Borrowing Date, there shall be no
                ----------
actions, suits, proceedings or investigations pending or threatened (a) with respect to this Agreement or any other Document or the Transaction, (b) with respect to any Existing Indebtedness, (c) which is reasonably likely to have a Material Adverse Effect or (d) which the Agents or the Required Lenders shall determine is reasonably likely to have (i) a Material Adverse Effect or (ii) a material adverse effect on the Transaction, the rights or remedies of the Lenders or the Agents hereunder or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Lenders or the Agents hereunder or under any other Credit Document.

          5.07  Approvals.  On the Initial Borrowing Date, (i) all necessary and
                ---------
material governmental (domestic and foreign), regulatory and third party approvals in connection with any Existing Indebtedness, the Transaction, the transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in full force and effect and evidence thereof shall have been provided to the Administrative Agent, and (ii) all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the making of the Loans and the transactions contemplated by the Documents or otherwise referred to herein or therein. On the Initial Borrowing Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the Transaction or the making of the Loans.

          5.08  Consummation of the Recapitalization; Equity Financing, etc.
                ------------------------------------------------------------
(a) On the Initial Borrowing Date, Shell, certain of its Subsidiaries, Acquisition Corp., Holdings and the Borrowers shall have effected the Recapitalization pursuant to which (A)(i) RPP USA shall have acquired all of the outstanding share capital of the Dutch Parent (pursuant to an assignment of Holdings' rights under the Master Sale Agreements) and (ii) Acquisition Corp. shall have acquired all of the outstanding capital stock of Holdings (other than such capital stock attribut-able to the Shell Equity Rollover, the Management Shares and the Redemption), in each case pursuant to, and in accordance with the terms of, the Master Sale Agreements (such acquisitions referred to in preceding clauses (i) and (ii) collectively, the "Acquisition"), (B) Holdings shall have redeemed the seller note issued in connection with its acquisition of the outstanding share capital of the Dutch Parent by issuing the Holdings Contingent Seller Subordinated Note to Shell and paying, subject to reductions specified in the Master Sale Agreements, $535,000,000 to Shell, (C) the Dutch Borrower shall have repaid $145,000,000 of existing Indebtedness under an intercompany note issued by the Dutch Borrower and held by Shell Petroleum N.V. (the "Existing Shell Intercompany Note"), which Existing Shell Intercompany Note was originally issued in consideration for the redemption by the Dutch Borrower of a portion of its share premium and as an interim dividend, (D) Holdings shall have redeemed in full 841.997 shares of Holdings Common Stock owned by Shell (the "Redemption") and (E) Shell shall hold Initial Holdings PIK Junior Subordinated Notes in an aggregate principal amount of $10,500,000. Immediately after giving effect to the Recapitalization, (w) Apollo Group, indirectly through Acquisition Corp., shall own on a fully diluted basis approximately 81.9% of the issued and outstanding shares of Holdings Common Stock, (x) Shell shall retain on a fully diluted basis approximately 6.8% of the issued and outstanding shares of Holdings Common Stock (the "Shell Equity Rollover"), (y) management of RPP USA will directly (or indirectly through Acquisition Corp.) own on a fully diluted basis taking into account all management options and stock issuable under Holdings' stock option plan and restricted stock unit plan approximately 11.3% of the issued and outstanding shares of Holdings Common Stock (the "Management Shares"), and (z) cash in an aggregate amount not to exceed $849,750,223 shall have been paid to Shell.

          (b) On the Initial Borrowing Date, Holdings shall have received cash proceeds of (i) $55,500,000 (of which $570,000 may be in the form of personal checks) from the issuance of Holdings Common Stock to Acquisition Corp., Existing Management and other investors reasonably acceptable to the Agents (the "Equity Financing") and (ii) $130,900,000 (of which $1,330,000 may be in the form of personal checks) from the issuance by Holdings to Acquisition Corp. (or an affiliate thereof), Existing Management and other investors reasonably acceptable to the Agents of Initial Holdings PIK Junior Subordinated Notes. Holdings shall have used the entire amount of the proceeds from the financings described in the immediately preceding sentence to make payments owing in connection with the Transaction prior to any Borrower utilizing any proceeds of any Loans for such purpose.

          (c) On the Initial Borrowing Date, the US Borrowers shall have received gross cash proceeds in an aggregate amount of at least $197,000,000 from the issuance of the Senior Subordinated Notes with a face amount of $200,000,000 and shall have utilized the entire amount of such gross cash proceeds to make payments owing in connection with the Transaction prior to any Borrower utilizing any proceeds of any Loans for such purpose.

          (d) On the Initial Borrowing Date, (i) the Administrative Agent shall have received true and correct copies of all Recapitalization Documents, all Equity Financing Documents, all Senior Subordinated Note Documents, the Holdings Contingent Seller Subordinated Note, all Initial Holdings PIK Junior Subordinated Notes and all Acquisition Corp. PIK Junior Subordinated Notes, certified as such by an appropriate officer of Holdings, (ii) (x) all Recapitalization Documents which were executed on July 10, 2000 shall be in the form so executed, and all exhibits (including, without limitation, the form of Holdings Contingent Seller Subordinated Note) thereto shall be executed in the form attached to the respective Recapitalization Document on July 10, 2000, with, in each case, any changes thereto or waivers to the terms thereof to be reasonably satisfactory to the Agents and (y) all other Documents, and all of the terms and conditions thereof, shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders and (iii) all of the Documents shall be in full force and effect. All material conditions precedent to the consummation of the Transaction as set forth in the respective Documents shall have been satisfied, and not waived unless consented to by the Agents (which consent shall not be unreasonably withheld), to the reasonable satisfaction of the Agents. Each component of the Transaction shall have been consummated in accordance with the terms and conditions of the applicable Documents and all applicable laws.

          5.09  Pledge Agreements.  On the Initial Borrowing Date, (i) each US
                -----------------
Credit Party shall have duly authorized, executed and delivered the US Pledge Agreement in the form of Exhibit G, with such changes thereto, or additional pledge agreements (or amendments thereto) entered into in connection therewith, as foreign counsel for the Administrative Agent may suggest in respect of any Pledge Agreement Collateral of any Foreign Subsidiary to be pledged by any US Credit Party (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and hereof, collectively, the "US Pledge Agreements" and each, a "US Pledge Agreement"), (ii) each Foreign Credit Party (other than such Foreign Credit Parties that do not own any equity of any other Person) shall have duly authorized, executed and delivered one or more other pledge agreements in form and substance satisfactory to the Administrative Agent and as foreign counsel for the Administrative Agent may suggest in connection with the Pledge Agreement Collateral to be pledged by any such Foreign Credit Party (such pledge agreements referred to in this clause (ii), as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and hereof, the "Foreign Pledge Agreements" and each, a "Foreign Pledge Agreement"; and the Foreign Pledge Agreements, together with the US Pledge Agreements (as well as any pledge agreements delivered pursuant to Section 8.11(a)), are collectively, the "Pledge Agreements"), (iii) each Credit Party party to a Pledge Agreement shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the certificated Pledge Agreement Collateral, if any, referred to therein and then owned by each such Credit Party, (A) endorsed in blank in the case of promissory notes constituting such Pledge Agreement Collateral and (B) together with (x) executed and undated stock powers in the case of capital stock constituting such Pledge Agreement Collateral and (y) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Pledge Agreements, and (iv) each Credit Party shall have taken all such further actions as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interest purported to be created by the Pledge Agreements, and each Pledge Agreement shall be in full force and effect.

          5.10  Security Agreements.  On the Initial Borrowing Date, (i) each US
                -------------------
Credit Party shall have duly authorized, executed and delivered the US Security Agreement in the form of Exhibit H (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and hereof, the "US Security Agreement") and (ii) each Foreign

Credit Party shall have duly authorized, executed and delivered one or more other security agreements in form and substance satisfactory to the Collateral Agent in connection with the Security Agreement Collateral of each such Foreign Credit Party (such security agreements referred to in this clause (ii), the "Foreign Security Agreements" and each, a "Foreign Security Agreement"; and the Foreign Security Agreements, together with the US Security Agreement (as well as any security agreements delivered pursuant to Section 8.11(a)), are collectively, the "Security Agreements"), in each case covering all of each such Credit Party's present and future Security Agreement Collateral, together with:

           (i) executed copies of financing statements (Form UCC-1) or appropriate local or foreign equivalents in appropriate form for filing under the UCC or appropriate local or foreign equivalents of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreements;

           (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Credit Party as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name any Credit Party as debtor (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3 or the equivalent) as shall be required by local or foreign law fully executed for filing);

           (iii) evidence of the completion (or arrangements therefor reasonably satisfactory to the Collateral Agent) of all other recordings and filings of, or with respect to, the Security Agreements as may be necessary to perfect the security interests intended to be created by the Security Agreements, provided that no such recordings or filings shall be made to perfect any Rolling Stock or Tractor Trailer which is not Material Rolling Stock or a Material Tractor Trailer, as the case may be; and

           (iv) evidence that all other actions necessary to perfect and protect the security interests purported to be created by the Security Agreements have been taken, provided that no such action shall be taken to perfect any Rolling Stock or Tractor Trailer which is not Material Rolling Stock or a Material Tractor Trailer, as the case may be;

and each Security Agreement shall be in full force and effect.

           5.11  US Subsidiaries Guaranty and Foreign Subsidiaries Guaranty. (a)
                 ----------------------------------------------------------
On the Initial Borrowing Date, each Subsidiary Guarantor that is a US Credit Party (if any) shall have duly authorized, executed and delivered the US Subsidiaries Guaranty in the form of Exhibit I-1 (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and hereof, the "US Subsidiaries Guaranty"), and the US Subsidiaries Guaranty shall be in full force and effect.

          (b) On the Initial Borrowing Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered the Foreign Subsidiaries Guaranty in the form of Exhibit I-2, with such changes thereto as foreign counsel for the Agents may suggest with respect to any Foreign Credit Party (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and hereof, the "Foreign Subsidiaries Guaranty"), and the Foreign Subsidiaries Guaranty shall be in full force and effect.

          5.12  Mortgages; Surveys; etc.  (a)  On the Initial Borrowing Date,
                ------------------------
the Collateral Agent shall have received:

          (i) fully executed counterparts of Mortgages, each in form and substance reasonably satisfactory to the Agents, which Mortgages shall cover such of the Real Property located in the United States or any State thereof that are owned or leased by any US Credit Party and that are designated as a "US Mortgaged Property" on Part A of Schedule IV, together with evidence that counterparts of such Mortgages have been delivered to the title insurance company retained by RPP USA in connection with the execution and delivery of such Mortgages for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively create a valid and enforceable first priority mortgage lien, subject only to Permitted Encumbrances, on each such US Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors; and

          (ii) surveys, in form and substance reasonably satisfactory to the Collateral Agent, of the US Mortgaged Properties, certified by a licensed professional surveyor reasonably satisfactory to the Collateral Agent and dated a recent date reasonably acceptable to the Collateral Agent.

          (b) On the Initial Borrowing Date, RPP USA shall have delivered to each lessor of a US Mortgaged Property a copy of the Mortgage encumbering such US Mortgaged Property, together with written notice specifying the Collateral Agent as mortgagee thereunder and setting forth the Collateral Agent's name and address.

          (c) On the Initial Borrowing Date, RPP USA shall have delivered to the Collateral Agent a landlord-lender agreement executed and delivered by RPP USA and the lessor of the US Mortgaged Property located in the Parish of St. Charles in Louisiana, which landlord-lender agreement shall be in form and substance reasonably satisfactory to the Collateral Agent.

          (d) On the Initial Borrowing Date, with respect to each Real Property located in The Netherlands that is leased by the Dutch Borrower or any of its Subsidiaries and that is designated on Part B of Schedule IV as a "Foreign Lease Subject to an Assignment For Security Purposes," the respective Foreign Credit Party leasing same shall have executed and delivered such security documentation as foreign counsel to the Agents may suggest to create an assignment for security purposes on such Foreign Credit Party's Leasehold interest in the respective Foreign Mortgaged Property. All actions required pursuant to this Section 5.12(d) shall be taken to the reasonable satisfaction of the Agents.

          (e) On the Initial Borrowing Date, the Dutch Borrower shall have delivered to the lessor to the Dutch Borrower of the Foreign Mortgaged Property located in The Netherlands a copy of the assignment for security purposes described in preceding clause (d).

          5.13  Shareholders' Agreements; Management Agreements; Existing
                ---------------------------------------------------------
Indebtedness Agreements; Tax Allocation Agreements.  On or prior to the Initial
--------------------------------------------------
Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies, certified as true and complete by an appropriate officer of Holdings, of the following documents, in each case as same will be in effect on the Initial Borrowing Date after the consummation of the Transaction:

          (i) all agreements (including, without limitation, shareholders' agreements, subscription agreements and registration rights agreements) entered into by Holdings or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock (collectively, the "Shareholders' Agreements");

          (ii) all material agreements with members of, or with respect to, the management of Holdings or any of its Subsidiaries after giving effect to the Transaction (collectively, the "Management Agreements");

          (iii) all agreements evidencing or relating to Existing Indebtedness of Holdings or any of its Subsidiaries (collectively, the "Existing Indebtedness Agreements"); and

           (iv) any tax sharing or tax allocation agreements entered into by Holdings or any of its Subsidiaries (collectively, the "Tax Allocation Agreements");

all of which Shareholders' Agreements, Management Agreements, Existing Indebtedness Agreements and Tax Allocation Agreements shall be in form and substance reasonably satisfactory to the Agents and shall be in full force and effect on the Initial Borrowing Date.

          5.14  Consent Letter.  On the Initial Borrowing Date, the
                --------------
Administrative Agent shall have received a letter from National Registered Agents, Inc., presently located at 440 Ninth Avenue, Fifth Floor, New York, New York 10001, substantially in the form of Exhibit J, indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in Section 15.08 of this Agreement, Section 20(b) of the US Subsidiaries Guaranty and Section 20(b) of the Foreign Subsidiaries Guaranty.

          5.15  Solvency Certificate; Insurance Certificates.  On or before the
                --------------------------------------------
Initial Borrowing Date, the Administrative Agent shall have received:

          (a) a solvency certificate in the form of Exhibit K from the chief financial officer of RPP USA, dated the Initial Borrowing Date, and supporting the conclusion that, after giving effect to the Transaction and the incurrence of all financings contemplated herein, the US Borrowers (on a combined basis), the Dutch Borrower (on a stand-alone basis) and RPP USA and its Subsidiaries (on a consolidated basis), in each case, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in its or their respective businesses and will not have incurred debts beyond its or their ability to pay such debts as they mature and become due; and

          (b)  evidence of insurance complying with the requirements of Section
     8.03 for the business and properties of RPP USA and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Agents, and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or revised without at least 30 days' prior written notice by the insurer to the Collateral Agent.

          5.16 Historical Financial Statements, Pro Forma Financial Statements;
               ----------------------------------------------------------------
Projections.  (a)  On or prior to the Initial Borrowing Date, there shall have
-----------
been delivered to the Administrative Agent (i) true and correct copies of the historical financial statements referred to in Section 7.10(b) and (ii) an unaudited pro forma consolidated balance sheet of RPP USA and its Subsidiaries
          --- -----
as of June 30, 2000 and the related pro forma statement of income for the
                                    --- -----
twelve-month period ended as of such date and, after giving effect to the Transaction and the incurrence of all Indebtedness contemplated herein and prepared in accordance with GAAP (the "Pro Forma Financial Statements"),
                                       --- -----
together with a related funds flow statement, which historical financial statements, Pro Forma Financial Statements and funds flow statement shall be
            --- -----
reasonably satisfactory to the Agents.

          (b) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent the Projections containing the projected consolidated financial statements of RPP USA and its Subsidiaries certified by the chief financial officer of RPP USA for the five fiscal years ended after the Initial Borrowing Date, which Projections (x) shall reflect the forecasted consolidated financial conditions and income and expenses of RPP USA and its Subsidiaries after giving effect to the Transaction and the related financing thereof and the other transactions contemplated hereby and (y) shall be reasonably satisfactory in form and substance to the Agents.

          5.17 Payment of Fees.  On the Initial Borrowing Date, all costs, fees
               ---------------
and expenses, and all other compensation due to the Agents or the Lenders (including, without limitation, legal fees and expenses), shall have been paid to the extent due.

          SECTION 6.  Conditions Precedent to All Credit Events.  The obligation
                      -----------------------------------------
of each Lender to make Loans (including Loans made on the Initial Borrowing Date but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01(e)), and the obligation of each Letter of Credit Issuer to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

          6.01 No Default; Representations and Warranties.  At the time of each
               ------------------------------------------
such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in each other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          6.02 Notice of Borrowing; Letter of Credit Request.  (a)  Prior to the
               ---------------------------------------------
making of each Loan (excluding Swingline Loans and Mandatory Borrowings), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of each Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i).

          (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Letter of Credit Issuer shall have received a Letter of Credit Request meeting the requirements of Section 2.02(a).

          The occurrence of the Initial Borrowing Date and the acceptance of the benefits or proceeds of each Credit Event shall constitute a representation and warranty by each of Holdings and each Borrower to each Agent and each of the Lenders that all the conditions specified in Section 5 (with respect to the Initial Borrowing Date and the Credit Events to occur on the Initial Borrowing
Date) and in this Section 6 (with respect to the Initial Borrowing Date and the Credit Events to occur on or after the Initial Borrowing Date) and applicable to such Credit Event (other than such conditions that are subject to the satisfaction of the Agents and/or the Required Lenders) exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the applicable Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance satisfactory to the Lenders.

          SECTION 7.  Representations and Warranties.  In order to induce the
                      ------------------------------
Lenders to enter into this Agreement and to make the Loans and issue and/or participate in the Letters of Credit provided for herein, each of Holdings and each Borrower makes the following representations and warranties to the Lenders, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Letters of Credit (with the occurrence of the Initial Borrowing Date and each Credit Event on and after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this
Section 7 are true and correct in all material respects on and as of the Initial Borrowing Date and the date of each such Credit Event, unless stated to relate to a specific earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date):

          7.01 Company Status.  Each of Holdings and each of its Subsidiaries
               --------------
(i) is a duly organized and validly existing Company in good standing under the laws of the jurisdiction of its organization (provided that the representation and warranty in this clause (i) as it relates to Foreign Subsidiaries of Holdings shall only be made to the extent that such concept is legally applicable under the laws of the respective jurisdictions in which such Foreign Subsidiaries are organized), (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

          7.02  Company Power and Authority.  Each Credit Party has the Company
                ---------------------------
power and authority to execute, deliver and carry out the terms and provisions of the Documents to which it is a party and has taken all necessary Company action to authorize the execution, delivery and performance of the Documents to which it is a party. Each Credit Party has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          7.03  No Violation.  Neither the execution, delivery or performance by
                ------------
any Credit Party of the Documents to which it is a party, nor compliance by any Credit Party with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which such Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which such Credit Party and any of its Subsidiaries may be subject or (iii) will violate any provision of the certificate or articles of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of such Credit Party or any of its Subsidiaries.

          7.04  Litigation.  There are no actions, suits, proceedings or
                ----------
investigations pending or, to the best knowledge of each of Holdings and each Borrower, threatened (i) with respect to any Credit Document, (ii) with respect to the Transaction or any other Document, or (iii) with respect to Holdings or any of its Subsidiaries (x) that could reasonably be expected to have a Material Adverse Effect or (y) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Agents or the Lenders or on the ability of any Credit Party to perform its respective obligations to the Agents or the Lenders hereunder and under the other Credit Documents to which it is, or will be, a party. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

          7.05  Use of Proceeds; Margin Regulations.  (a)  The proceeds of the B
                -----------------------------------
Term Loans shall be utilized by the US Borrowers on the Initial Borrowing Date solely to (x) finance the Transaction and (y) pay fees and expenses incurred in connection therewith.

          (b) The proceeds of the A Euro Term Loans shall be utilized by the Dutch Borrower on the Initial Borrowing Date solely to repay the Existing Shell Intercompany Note.

          (c) The proceeds of all Revolving Loans and Swingline Loans shall be utilized by each Borrower for the general corporate and working capital purposes of RPP USA and its Subsidiaries (including, but not limited to, Permitted Acquisitions), provided that up to, but no more than, (i) $13,000,000 of Revolving Loans and Swingline Loans may be utilized by the US Borrowers on the Initial Borrowing Date to finance the Transaction and to pay fees and expenses incurred in connection therewith and (ii) approximately [_]52,365,159 of Euro Revolving Loans and Euro Swingline Loans in the aggregate may be utilized by the Dutch Borrower on the Initial Borrowing Date to repay the Existing Shell Intercompany Note.

          (d) Neither the making of any Loan, nor the use of the proceeds thereof, nor the occurrence of any other Credit Event, will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System and no part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of any Loan incurred by the Dutch Borrower shall be used to repay any intercompany debt existing on the Initial Borrowing Date the proceeds of which were initially used to purchase shares in the capital (but not share premium) of any existing Foreign Subsidiary of RPP USA.

          7.06  Governmental Approvals.  (a)  Except as may have been obtained
                ----------------------
or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date), no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any Document.

          (b) At the time of each incurrence of Loans by the Dutch Borrower, the Dutch Borrower has obtained all such approvals and/or favorable advice from such Person or Persons as may be required or appropriate pursuant to applicable law, and, to the extent requested by the Administrative Agent, evidence of same has been delivered to the Administrative Agent.

          7.07  Investment Company Act.  Neither Holdings nor any of its
                ----------------------
Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          7.08  Public Utility Holding Company Act.  Neither Holdings nor any of
                ----------------------------------
its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          7.09  True and Complete Disclosure.  All factual information (taken as
                ----------------------------
a whole) heretofore or contemporaneously furnished by or on behalf of Holdings or any of its Subsidiaries in writing to any Agent or any Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to any Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this Section 7.09, such factual information shall not include the Projections or any pro forma financial information.
                                   --- -----

          7.10  Financial Condition; Financial Statements; Undisclosed
                ------------------------------------------------------
Liabilities; Projections.  (a)  On and as of the Initial Borrowing Date, on a
------------------------
pro forma basis after giving effect to the Transaction and to all Indebtedness
--- -----
(including the Loans and the Senior Subordinated Notes) incurred, and to be incurred, and Liens created, and to be created, by each Credit Party in connection therewith, with respect to the US Borrowers (on a combined basis), the Dutch Borrower (on a stand-alone basis) and RPP USA and its Subsidiaries (on a consolidated basis), (x) the sum of the assets, at a fair valuation, of the US Borrowers (on a combined basis), the Dutch Borrower (on a stand-alone basis) and RPP USA and its Subsidiaries (on a consolidated basis) will exceed its or their debts, (y) it has or they have not incurred nor intended to, nor believes or believe that it or they will, incur debts beyond its or their ability to pay such debts as such debts mature and (z) it or they will have sufficient capital with which to conduct its or their business. For purposes of this Section 7.10(a), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          (b) (I) (i) The audited consolidated balance sheets of the Resins Business for its fiscal years ended on December 31, 1997, December 31, 1998 and December 31, 1999, respectively, and the related audited consolidated statements of income and cash flows of the Resins Business for such fiscal years ended on such dates, and (ii) the audited consolidated balance sheet of the Resins Business for its fiscal quarter ended June 30, 2000, and the related audited consolidated statements of income and cash flows of the Resins Business for the six month period ended on such date, copies of which (in each case) have been furnished to the Lenders prior to the Initial Borrowing Date, present fairly in all material respects the consolidated financial position of the Resins Business at the dates of such balance sheets and the consolidated results of the operations of the Resins Business for the periods covered thereby. All such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.

          (II) The Pro Forma Financial Statements, copies of which have been
                   --- -----
furnished to the Lenders prior to the Initial Borrowing Date pursuant to Section 5.16(a), present a good faith estimate of the consolidated pro forma financial
                                                           --- -----
condition of RPP USA at the date of such

Pro Forma Financial Statements and for the period covered thereby (after giving
--- -----
effect to the Transaction).

          (c) Since June 30, 2000 (but after giving effect to the Transaction as if same had occurred prior thereto), nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

          (d) Except as fully reflected in the financial statements described in
Section 7.10(b) and the Indebtedness incurred under this Agreement, the Initial Holdings PIK Junior Subordinated Notes, the Holdings Contingent Seller Subordinated Note, the Senior Subordinated Note Documents and the Overdraft Line, (i) as of the Initial Borrowing Date (and after giving effect to any Loans made on such date), there were no liabilities or obligations (excluding obligations incurred in the ordinary course of business) with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole and (ii) as of the Initial Borrowing Date, neither Holdings nor any Borrower knows of any basis for the assertion against it or any of its Subsidiaries of any such liability or obligation which, either individually or in the aggregate, are or would be reasonably likely to have, a Material Adverse Effect.

          (e) The Projections delivered to the Agents and the Lenders prior to the Initial Borrowing Date have been prepared on a basis consistent with the financial statements referred to in Section 7.10(b), and have been prepared in good faith and are based on reasonable assumptions under the then known facts and circumstances. On the Initial Borrowing Date, the management of each of Holdings and each Borrower believes that the Projections are reasonable and attainable based upon the then known facts and circumstances (it being understood that nothing contained in this Section 7.10(e) shall constitute a representation that the results forecasted in such Projections will in fact be achieved). There is no fact known to Holdings or any Borrower which could reasonably be expected to have a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

          7.11  The Security Interests.  On and after the Initial Borrowing
                ----------------------
Date, each of the Security Documents creates (or after the execution and delivery thereof will create), as security for the Obligations secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons, and subject to no other Liens (except that (i) the Security Agreement Collateral may be subject to Permitted Liens relating thereto, (ii) the Mortgaged Properties may be subject to Permitted Encumbrances relating thereto,
(iii) the Pledge Agreement Collateral may be subject to the Liens described in clauses (a) and (e) of Section 9.03 and (iv) the security interests created in Rolling Stock and Tractor Trailers shall only be perfected to the extent required pursuant to the US Security Agreement), in favor of the Collateral Agent, provided that the security documentation covering Real Property designated on Part B of Schedule IV as a "Foreign Lease Subject to an Assignment For Security Purposes" may be subject to applicable limitations under local law. No filings or recordings are required in order to perfect and/or render enforceable as against third parties the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made on or prior to the Initial Borrowing Date (or within 10 days thereafter) as contemplated by Section 5.10 or 5.12 or on or prior to the execution and delivery thereof as contemplated by Sections 8.11, 8.12 and 9.15.

          7.12  Compliance with ERISA.  (a)  Part A of Schedule V sets forth, as
                ---------------------
of the Initial Borrowing Date, each Plan and each Multiemployer Plan; except as set forth in Part B of Schedule V, each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; except as set forth in Part C of Schedule V, each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code or, with respect to a newly established Plan, the remedial amendment period described in the regulations under Section 401(b) of the Code has not expired; no Reportable Event has occurred; to the best knowledge of each of Holdings and each Borrower after due inquiry, no Multiemployer Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan, a Multiemployer Plan and a Foreign Pension Plan have been timely made by Holdings and each Subsidiary of Holdings, except to the extent that any failure to timely make any such contribution could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither Holdings nor any Subsidiary of Holdings has incurred any liability (including any indirect, contingent or secondary liability) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, to or on account of a Plan pursuant to Section 409, 502(i) or 502(l) of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, to or on account of a Plan pursuant to Section 4062, 4063, 4064 or 4069 of ERISA or Section 401(a)(29) or 4971 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; to the knowledge of Holdings and its Subsidiaries, neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, to or on account of a Multiemployer Plan pursuant to Section 515, 4201, 4204, or 4212 of ERISA; no condition exists which presents a material risk to Holdings or any Subsidiary of Holdings or any ERISA Affiliate of incurring a liability which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, to or on account of a Plan or, to the best knowledge of each of Holdings and each Borrower after due inquiry, a Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA;

except as set forth in Part D of Schedule V, no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or, to the best knowledge of each of Holdings and each Borrower after due inquiry, threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings and its Subsidiaries and its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the date of the most recent Credit Event, would not exceed an amount that could reasonably be expected to have a Material Adverse Effect; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) maintained by Holdings or any Subsidiary which covers or has covered employees or former employees of Holdings, any Subsidiary of Holdings or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code except to the extent that any failure to comply could not be reasonably expected to result in a material liability to Holdings or any of its Subsidiaries; no lien imposed under the Code or ERISA on the assets of Holdings or any Subsidiary of Holdings or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Holdings and its Subsidiaries may on a prospective basis cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

          (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither Holdings nor any of its Subsidiaries has incurred any material liability in connection with the termination of or withdrawal from any Foreign Pension Plan that has not been accrued or otherwise properly reserved on Holdings' or such Subsidiary's balance sheet. With respect to each Foreign Pension Plan that is required by applicable local law or by its terms to be funded through a separate funding vehicle, the present value of the accrued benefit liabilities (whether or not vested) under each such Foreign Pension Plan, determined as of the latest valuation date for such Foreign Pension Plan on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities by an amount which, when added to the aggregate amount of the accrued benefit liabilities with respect to all other Foreign Pension Plans, could reasonably be expected to have a Material Adverse Effect.

          7.13  Capitalization.  (a)  On the Initial Borrowing Date, the
                --------------
authorized capital stock of Holdings shall consist of (i) 1,000,000 shares of common stock, $1.00 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of Holdings, the "Holdings Common Stock"), of which 600,000 shares shall be issued and outstanding, and (ii) 500,000 shares of preferred stock, $.01 par value per share, none of which preferred stock shall be issued or outstanding. All such outstanding shares of Holdings Common Stock have been duly and validly issued, are fully paid and nonassessable and have been issued free of preemptive rights. Except as set forth on Schedule VI, Holdings does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except (i) as set forth in any Shareholders' Agreement as in effect on the Initial Borrowing Date and
(ii) for options, warrants, restricted stock units and rights to purchase shares of Holdings' Common Stock and/or Qualified Preferred Stock which may be issued from time to time.

          (b) On the Initial Borrowing Date, the authorized membership interests of RPP USA shall consist of 1,000,000 units, all of which units shall be issued and outstanding and owned by Holdings. All such outstanding units have been duly and validly issued, are fully paid and nonassessable and have been issued free of preemptive rights. RPP USA does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          7.14 Subsidiaries.  On and as of the Initial Borrowing Date, Holdings
               ------------
has no Subsidiaries other than those Subsidiaries listed on Schedule VII.
Schedule VII correctly sets forth, as of the Initial Borrowing Date, (i) the percentage ownership (direct and indirect) of Holdings in each class of capital stock or other equity interests of each of its Subsidiaries and also identifies the direct owner thereof, and (ii) the jurisdiction of organization of each Subsidiary of Holdings. All outstanding equity interests of each Subsidiary of Holdings have been duly and validly issued, are fully paid and non-assessable, have been issued free of preemptive rights and, in the case of equity of Foreign Subsidiaries, no depository receipts have been issued in respect of such equity. No Subsidiary of Holdings has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

          7.15 Intellectual Property, etc.  Each of Holdings and each of its
               --------------------------
Subsidiaries owns or has a valid existing license to use all patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and other rights with respect to the foregoing reasonably necessary for the conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a Material Adverse Effect.

          7.16 Compliance with Statutes, etc.  Each of Holdings and each of its
               -----------------------------
Subsidiaries is in compliance with all applicable statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such non-compliance as is not reasonably likely to, individually or in the aggregate, have a Material Adverse Effect.

          7.17 Environmental Matters.  (a)  Each of Holdings and each of its
               ---------------------
Subsidiaries has complied with, and on the date of each Credit Event is in material compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws and neither Holdings nor any of its Subsidiaries is liable for any material penalties, fines or forfeitures for failure to comply with any of the foregoing. There are no pending or past or, to the best knowledge of each of Holdings and each Borrower after due inquiry, threatened Environmental Claims against Holdings or any of its Subsidiaries, or against any Real Property owned or operated by Holdings or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences with respect to the business or operations of Holdings or any of its Subsidiaries or any Real Property at any time owned or operated by Holdings or any of its Subsidiaries or, to the knowledge of each of Holdings and each Borrower, any property adjoining or in the vicinity of any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by Holdings or any of its Subsidiaries under any applicable Environmental Law.

          (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported by Holdings or any of its Subsidiaries or by any Person acting for or under contract to Holdings or any of its Subsidiaries or, to the knowledge of each of Holdings and each Borrower, by any other Person, to or from any Real Property owned or operated by Holdings or any of its Subsidiaries except in material compliance with all applicable Environmental Laws and as reasonably required in connection with the operation, use and maintenance of such Real Property or by Holdings' or such Subsidiary's business. Hazardous Materials have not at any time been Released by Holdings or any of its Subsidiaries or by any Person acting for or under contract to Holdings or any of its Subsidiaries or, to the knowledge of each of Holdings and each Borrower, by any other Person on or from any Real Property owned or operated by Holdings or any of its Subsidiaries, except in compliance with all applicable Environmental Laws and as reasonably required in connection with the operation, use and maintenance of such Real Property or by Holdings' or such Subsidiary's business.

          (c) Notwithstanding anything to the contrary in this Section 7.17, the representations and warranties made in this Section 7.17 shall only be untrue if the aggregate effect of all conditions, failures, noncompliances, Environmental Claims and Releases, in each case of the types described above, could reasonably be expected to have a Material Adverse Effect.

          7.18 Properties.  All Real Property owned by Holdings or any of its
               ----------
Subsidiaries and all material Leaseholds leased by Holdings or any of its Subsidiaries, in each case as of the Initial Borrowing Date, and the nature of the interest therein, is correctly set forth in Schedule IV. Each of Holdings and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in Schedule IV and in the financial statements (including the Pro Forma Financial Statements) referred to in Section
                          --- -----
7.10(b) (except such properties sold in the ordinary course of business since the dates of the respective financial statements referred to therein), free and clear of all Liens, other than Permitted Liens.

          7.19 Labor Relations.  Neither Holdings nor any of its Subsidiaries
               ---------------
is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the best knowledge of each of Holdings and each Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the best knowledge of each of Holdings and each Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Holdings or any of its Subsidiaries or, to the best knowledge of each of Holdings and each Borrower, threatened against Holdings or any of its Subsidiaries, and (iii) no union representation question existing with respect to the employees of Holdings or any of its Subsidiaries and, to the best knowledge of each of Holdings and each Borrower, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

          7.20  Tax Returns and Payments.  Each of Holdings and each of its
                ------------------------
Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, except for those contested in good faith and fully provided for on the financial statements of Holdings and its Subsidiaries in accordance with GAAP. Each of Holdings and each of its Subsidiaries has provided adequate reserves (in the good faith judgment of the management of Holdings) for the payment of all federal, state and foreign income taxes which have not yet become due. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of each of Holdings and each Borrower, threatened by any authority regarding any taxes relating to Holdings or any of its Subsidiaries. Neither Holdings nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations, in each case except to the extent the liability for taxes of Holdings or such Subsidiary giving rise to any extension of any such normally applicable statute of limitation is not material.

          7.21  Existing Indebtedness.  Schedule III sets forth a true and
                ---------------------
complete list of all Indebtedness of Holdings and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction (excluding the Obligations, the Senior Subordinated Notes, the Initial Holdings PIK Junior Subordinated Notes, the Overdraft Line and the Holdings Contingent Seller Subordinated Note, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

          7.22  Insurance.  Set forth on Schedule VIII is a true, correct and
                ---------
complete summary of all insurance carried by each Credit Party on and as of the Initial Borrowing Date, with the amounts insured set forth therein.

          7.23  Representations and Warranties in Other Documents.  All
                -------------------------------------------------
representations and warranties set forth in the other Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations or warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date.

          7.24  The Transaction.  At the time of consummation thereof, the
                ---------------
Transaction shall have been consummated in all material respects in accordance with the terms of the relevant Documents therefor and all applicable laws. At the time of consummation thereof, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction in accordance with the terms of the relevant Documents therefor and all applicable laws have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon any element of the Transaction, the occurrence of any Credit Event, or the performance by Holdings and its Subsidiaries of their respective obligations under the Documents and all applicable laws.

          7.25  Special Purpose Corporations.  (a)  Holdings has no significant
                ----------------------------
assets (other than the membership interests of RPP USA) or material liabilities (other than those liabilities under (i) the Documents to which it is a party and (ii) after the assumption of the Acquisition Corp. PIK Junior Subordinated Notes by Holdings or the exchange of the Initial Holding PIK Junior Subordinated Notes by Holdings as permitted hereunder, the New Holdings PIK Junior Subordinated Notes).

          (b) US Finance Corp. has no significant assets or material liabilities (other than those liabilities under the Documents to which it is a party).

          7.26  Subordination.  The subordination provisions contained in the
                -------------
Holdings PIK Junior Subordinated Notes, the Holdings Contingent Seller Subordinated Note and the Senior Subordinated Note Documents and, on and after the execution and delivery thereof, each of the agreements or instruments relating to the Holdings Shareholder Subordinated Notes, Permitted Subordinated Refinancing Indebtedness and Permitted Subordinated Indebtedness, are enforceable against Holdings, each Borrower, the respective Subsidiary Guarantors and the holders of such Indebtedness, as applicable, and all Obligations hereunder and under the other Credit Documents (including, without limitation, the US Subsidiaries Guaranty and the Foreign Subsidiaries Guaranty) are within the definitions of "Senior Debt" (or "Guarantor Senior Debt" in the case of the obligations of any Subsidiary Guarantor) and "Designated Senior Debt" (or any similar terms in any such case) included in such subordination provisions.

          SECTION 8.  Affirmative Covenants.  Each of Holdings and each Borrower
                      ---------------------
hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Commitment has terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 15.13 which are not then due and payable) incurred hereunder, are paid in full:

          8.01 Information Covenants.  RPP USA will furnish to each Lender:
               ---------------------

          (a)  Monthly Reports.  Within 60 days after the end of each fiscal
               ---------------
month of RPP USA (commencing with its fiscal month ending January 31, 2001), (i) the consolidated balance sheet of RPP USA and its Subsidiaries as at the end of such fiscal month and the related consolidated statements of income for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case (x) without giving effect to any Permitted Acquisition consummated in the 60-day period prior to the end of such fiscal month and (y) commencing with RPP USA's fiscal month ending January 31, 2002, setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable budgeted figures for such fiscal month as set forth in the respective budget delivered pursuant to Section 8.01(d) and
(ii) the consolidated statements of income for such fiscal month for each Acquired Business acquired during the 60-day period prior to the end of such fiscal month, all of which shall be certified by the chief financial officer or other Authorized Officer of RPP USA, subject to normal year-end audit adjustments and the absence of footnotes.

          (b)  Quarterly Financial Statements.  Within 45 days after the close
               ------------------------------
of the first three quarterly accounting periods in each fiscal year of RPP USA,
(i) the consolidated balance sheet of RPP USA and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year and comparable budgeted figures for such quarterly accounting period as set forth in the respective budget delivered pursuant to Section 8.01(d) and (ii) management's discussion and analysis of significant operational and financial developments during such quarterly period, all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of RPP USA that they fairly present in all material respects the financial condition of RPP USA and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes. If RPP USA has designated any Unrestricted Subsidiaries hereunder, then the quarterly financial information required by this Section 8.01(b) shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in management's discussion and analysis of operational and financial developments, of the financial condition and results of operations of RPP USA and its Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of RPP USA. In addition, to the extent that Holdings prepares quarterly financial statements for its internal purposes or for the SEC, Holdings will within 60 days after the close of each of its quarterly accounting periods (or such shorter period as may be required by the SEC) furnish same to each Lender.

          (c) Annual Financial Statements.  Within 90 days after the close of
              ---------------------------
each fiscal year of RPP USA, (i) the consolidated balance sheet of RPP USA and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, in each case setting forth comparative consolidated figures for the preceding fiscal year and comparable budgeted figures for such fiscal year as set forth in the respective budget delivered pursuant to Section 8.01(d) and (except for such comparable bud-geted figures) certified by PriceWaterhouseCoopers LLP or such other independent certified public accountants of recognized national standing as shall be reasonably acceptable to the Administrative Agent, in each case to the effect that such statements fairly present in all material respects the financial condition of RPP USA and its Subsidiaries as of the dates indicated and the results of their operations and changes in financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of RPP USA and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default which has occurred and is continuing has come to their attention or, if such a Default or an Event of Default has come to their attention, a statement as to the nature thereof, and (ii) management's discussion and analysis of significant operational and financial developments during such fiscal year. If RPP USA has designated any Unrestricted Subsidiaries hereunder, then the annual financial information required by this
Section 8.01(c) shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in management's discussion and analysis of operational and financial developments, of the financial condition and results of operations of RPP USA and its Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of RPP USA. In addition, to the extent that Holdings prepares annual financial statements for its internal purposes or for the SEC, Holdings will within 120 days after the close of each of its fiscal years (or such shorter period as may be required by the SEC) furnish same to each Lender.

          (d) Budgets, etc.  Not more than 60 (or, in the case of RPP USA's
              -------------
fiscal year commencing on January 1, 2001, 90) days after the commencement of each fiscal year of RPP USA, consolidated budgets of RPP USA and its Subsidiaries (x) in reasonable detail for each of the four fiscal quarters of such fiscal year and (y) in summary form for each of the five fiscal years immediately following such fiscal year, in each case as customarily prepared by management for its internal use setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of financial statements pursuant to Sections 8.01(b) and (c), a comparison of the current year to date financial results against the budgets required to be submitted pursuant to this clause (d) shall be presented.

          (e) Officer's Certificates.  At the time of the delivery of the
              ----------------------
financial statements provided for in Sections 8.01(b) and (c), a certificate of the chief financial officer or other Authorized Officer of RPP USA to the effect that, to the best of such officer's knowledge, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall, (I) if delivered in connection with the financial statements in respect of a period ending on the last day of a fiscal quarter or fiscal year of RPP USA, set forth (x) the calculations required to establish whether (A) Holdings and its Subsidiaries were in compliance with the provisions of Sections 3.03, 4.02, 9.02, 9.04(d), (g), (h),
(i), (l), (m) and (o), 9.05(a), (f), (g), (l), (p) and (q), 9.06(b) and (f), and
(B) RPP USA and its Subsidiaries were in compliance with the provisions of Sections 9.09, 9.10 and 9.11, in each case, as at the end of such fiscal quarter or year, as the case may be, and (y) the calculation of the Total Leverage Ratio, the Adjusted Total Leverage Ratio and the Adjusted Senior Leverage Ratio as at the last day of the respective fiscal quarter or fiscal year of RPP USA, as the case may be, and (II) if delivered with the financial statements required by Section 8.01(c), set forth in reasonable detail the amount of (and the calculations required to establish the amount of) Adjusted Excess Cash Flow for the respective Excess Cash Flow Payment Period.

          (f) Notice of Default or Litigation.  Promptly, and in any event
              -------------------------------
within three Business Days after an executive officer of Holdings or any of its Subsidiaries obtains actual knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature and period of existence thereof and what action each of Holdings and each Borrower proposes to take with respect thereto, (ii) any litigation or proceeding pending or threatened (x) against Holdings or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, (y) with respect to any material Indebtedness of Holdings or any of its Subsidiaries or (z) with respect to any Document (other than such Documents referred to in clause (vii) of the definition thereof), (iii) any governmental investigation pending or threatened against Holdings or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect and (iv) any other event which could reasonably be expected to have a Material Adverse Effect.

          (g) Auditors' Reports.  Promptly upon receipt thereof, a copy of each
              -----------------
report or "management letter" submitted to Holdings or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the books of Holdings or any of its Subsidiaries and the management's non-privileged responses thereto.

          (h) Environmental Matters.  Promptly after an executive officer of
              ---------------------
Holdings or any of its Subsidiaries obtains actual knowledge of any of the following (but only to the extent that any of the following, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect), written notice of:

          (i) any pending or threatened Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries;

          (ii) any condition or occurrence on any Real Property at any time owned or operated by Holdings or any of its Subsidiaries that (x) results in noncompliance by Holdings or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property;

           (iii) any condition or occurrence on any Real Property owned or operated by Holdings or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by Holdings or such Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law; and

           (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by Holdings or any of its Subsidiaries.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and each of Holdings', each of its Subsidiary's and each other third Person's response or proposed response thereto. In addition, Holdings agrees to provide the Lenders with copies of all material non-privileged communications by Holdings or any of its Subsidiaries with any Person, government or governmental agency relating to Environmental Laws or to any of the matters set forth in clauses (i)-(iv) above, and such reasonably detailed non-privileged reports relating to any of the matters set forth in clauses (i)-(iv) above as may reasonably be requested by the Administrative Agent or the Required Lenders.

          (i) Annual Meetings with Lenders.  At the written request of the
              ----------------------------
Administrative Agent, RPP USA will, within 120 days after the close of each of its fiscal years, hold a meeting (at a mutually agreeable location and time) open to all of the Lenders at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of RPP USA and its Subsidiaries and the budgets presented for the current fiscal year of RPP USA and its Subsidiaries.

          (j) Notice of Commitment Reductions and Mandatory Repayments.  On or
              --------------------------------------------------------
prior to the date of any reduction to the Total Revolving Loan Commitment or any mandatory repayment of outstanding Term Loans pursuant to any of Sections 4.02(d) through (h), inclusive, RPP USA shall provide written notice of the amount of the respective reduction or repayment, as the case may be, to the Total Revolving Loan Commitment or the outstanding Term Loans, as applicable, and the calculation thereof (in reasonable detail).

          (k) Other Information.  Promptly upon transmission thereof, copies of
              -----------------
any filings and registrations with, and reports to, the SEC by Holdings or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as Holdings or any of its Subsidiaries shall send generally to analysts and the holders of their capital stock or of any Permitted Debt, Holdings PIK Junior Subordinated Notes or the Senior Subordinated Notes, in their capacity as such holders (to the extent not theretofore delivered to the Lenders pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as any Agent on its own behalf or on behalf of the Required Lenders may reasonably request from time to time.

          8.02 Books, Records and Inspections.  Holdings will, and will cause
               ------------------------------
each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Holdings will, and will cause each of its Subsidiaries to, permit, upon reasonable notice to the chief financial officer or other Authorized Officer of Holdings, officers and designated representatives of any Agent or the Required Lenders to visit and inspect under the guidance of officers of Holdings any of the properties or assets of Holdings and any of its Subsidiaries in whomsoever's possession, and to examine the books of account of Holdings and any of its Subsidiaries and discuss the affairs, finances and accounts of Holdings and of any of its Subsidiaries with, and be advised as to the same by, their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as such Agent or the Required Lenders may desire, provided that so long as no Default or Event of
                    --------

Default is then in existence, Holdings shall have the right to participate in any discussions of the Agents or the Lenders with any independent accountants of Holdings.

          8.03  Insurance.  (a)  RPP USA will, and will cause each of its
                ---------
Subsidiaries to, (i) maintain, with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and
(ii) furnish to the Administrative Agent and each of the Lenders, upon request, full information as to the insurance carried. Such insurance shall include physical damage insurance on all real and personal property (whether now owned or hereafter acquired) on an all risk basis and business interruption insurance. The provisions of this Section 8.03 shall be deemed supplemental to, but not duplicative of, the provisions of any Security Documents that require the maintenance of insurance.

          (b) RPP USA will, and will cause each of its Subsidiaries to, at all times keep the respective property of RPP USA and its Subsidiaries (except real or personal property leased or financed through third parties in accordance with this Agreement) insured in favor of the Collateral Agent, and all policies or certificates with respect to such insurance (and any other insurance maintained by, or on behalf of, RPP USA or any Subsidiary of RPP USA) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as certificate holder, mortgagee and loss payee with respect to real property, certificate holder and loss payee with respect to personal property, additional insured with respect to general liability and umbrella liability coverage and certificate holder with respect to workers' compensation insurance), (ii) shall state that such insurance policies shall not be cancelled or materially changed without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent and (iii) shall, upon the request of the Collateral Agent, be deposited with the Collateral Agent.

          (c) If RRP USA or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.03, or if RPP USA or any of its Subsidiaries shall fail to so name the Collateral Agent as an additional insured, mortgagee or loss payee, as the case may be, or so deposit all certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance, and the Credit Parties agree to jointly and severally reimburse the Administrative Agent or the Collateral Agent, as the case may be, for all costs and expenses of procuring such insurance.

          8.04  Payment of Taxes.  Holdings will pay and discharge, and will
                ----------------
cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any material properties belonging to it, prior to the date on which penalties attach thereto, and all material lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 9.03(a); provided that neither Holdings nor
                                           --------
any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

          8.05  Corporate Franchises.  Holdings will do, and will cause each of
                --------------------
its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, authority to do business, licenses and patents, except for rights, franchises, authority to do business, licenses and patents the loss of which (individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect; provided, however, that any transaction permitted by
                         --------  -------
Section 9.02 will not constitute a breach of this Section 8.05.

          8.06  Compliance with Statutes; etc.  Holdings will, and will cause
                ------------------------------
each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except for such noncompliances as would not, either individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party.

          8.07  Compliance with Environmental Laws.  (a)  (i)  Holdings will
                ----------------------------------
comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to their businesses or the ownership or use of its Real Property now or hereafter owned or operated by Holdings or any of its Subsidiaries, will promptly pay or, with respect to any of its Subsidiaries, cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither Holdings nor any of its Subsidiaries will generate, use, treat, store or Release, or permit the generation, use, treatment, storage or Release of, Hazardous Materials on any Real Property owned or operated by Holdings or any of its Subsidiaries other than in compliance with Environmental Laws and as required in connection with the normal business operations of Holdings and its Subsidiaries, or transport or permit the transportation of Hazardous Materials other than in compliance with Environmental Laws and as required in connection with the normal business operations of Holdings and its Subsidiaries, unless the failure to comply with the requirements specified in clause (i) or (ii) above, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. If Holdings or any of its Subsidiaries or any tenant or occupant of any Real Property owned or operated by Holdings or any of its Subsidiaries causes or permits any intentional or unintentional act or omission resulting in the presence or Release of any Hazardous Material in a quantity or concentration sufficient to require reporting or to trigger an obligation to undertake clean-up, removal or remedial action under applicable Environmental Laws, Holdings agrees to undertake, and/or to cause any of its Subsidiaries, tenants, occupants or other third Persons to undertake, at their sole expense, any clean up, removal, remedial or other action required pursuant to Environmental Laws to remove and clean up any Hazardous Materials from any Real Property except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided that neither Holdings nor any of its
                                   --------
Subsidiaries shall be required to undertake any clean up, removal, remedial or other action while the requirement to undertake such clean up, removal, remedial or other action is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such clean up, removal, remedial or other action to the extent required in accordance with GAAP. Notwithstanding any provision of this Section 8.07(a), Holdings shall not be required by this

Section 8.07(a) to exercise any degree of control over the operations of any of its Subsidiaries that could reasonably be construed under applicable Environmental Law to make Holdings liable for Environmental Claims arising from or casually related to the Real Property or operations of such Subsidiary as an owner or an operator or upon any other basis.

          (b) At the written request of the Administrative Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, Holdings and the Borrowers will provide, at their sole cost and expense, an environmental site assessment report concerning any Real Property now or hereafter owned or operated by Holdings or any of its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent, addressing the matters in clause (i)(a), (b) or (c) below which gives rise to such request (or, in the case of a request pursuant to following clause (i)(a), addressing such matter as may be requested by the Administrative Agent or the Required Lenders) and estimating the range of the potential costs of any removal, remedial or other corrective action in connection with any such matter, provided that in no event shall such request be
                                 --------
made (i) unless (a) an Event of Default has occurred and is continuing, (b) the Lenders receive notice under Section 8.01(h) for any event for which notice is required to be delivered for any such Real Property or (c) the Administrative Agent or the Required Lenders reasonably believe that there was a breach of any representation, warranty or covenant contained in Section 7.17 or 8.07(a) or
(ii) if the performance of such environmental assessment would be prohibited under Section 2.7 of each of the Environmental Agreement between Shell Oil Company and Holdings or the Environmental Agreement between Shell Petroleum N.V. and Holdings or could reasonably to be expected to cause the terms of any such Environmental Agreement to be rendered void; provided, however, that preceding
                                             --------  -------
clause (ii) is not intended to limit Holdings' or any of its Subsidiaries' rights under either Environment Agreement or otherwise affect a determination as to whether an environmental assessment is "necessary" under Section 2.7 of either such Environmental Agreement. If Holdings or any Borrower fails to provide the same within 60 days after such request was made, the Administrative Agent may order the same, and Holdings and the Borrowers shall grant and hereby grant, to the Administrative Agent and the Lenders and their agents access to such Real Property owned or operated by Holdings or any of its Subsidiaries, and specifically grants the Administrative Agent and the Lenders and their agents an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at each of Holdings' and the Borrowers' expense.

          8.08  ERISA.  As soon as possible and, in any event, within ten
                -----
Business Days after Holdings or any Subsidiary of Holdings or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Holdings will deliver to each of the Lenders a certificate of the chief financial officer or other Authorized Officer of Holdings setting forth the full details as to such occurrence and the action, if any, that Holdings, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, the Subsidiary, the ERISA Affiliate, the PBGC or any other governmental agency, a Plan or, to the extent received by Holdings, Multiemployer Plan participant or the Plan or Multiemployer Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that Holdings has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application has been made or is reasonably expected to be made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made by Holdings, any Subsidiary or any ERISA Affiliate with respect to a Plan, a Multiemployer Plan or Foreign Pension Plan has not been timely made; that a Plan or a Multiemployer Plan has been or is reasonably expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings have been or are reasonably expected to be instituted under Section 4042 of ERISA to terminate or appoint a trustee to administer a Plan or a Multiemployer Plan which is subject to Title IV of ERISA; that a proceeding has been instituted against Holdings, any Subsidiary of Holdings or any ERISA Affiliate pursuant to
Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan; that Holdings, any Subsidiary of Holdings or any ERISA Affiliate will or is reasonably expected to incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan or a Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971 or 4980 of the Code or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code (other than for the provision of benefits in accordance with such Section); that Holdings or any Subsidiary of Holdings will or is reasonably expected to incur any liability (including any indirect, contingent, or secondary liability) with respect to a Plan under Section 4975 of the Code or Section 409, 502 (i) or 502(1) of ERISA; or that Holdings or any Subsidiary of Holdings will or is reasonably expected to incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan. Holdings will deliver to each of the Lenders (i) at the request of any Lender on ten Business Days' notice a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any material documents or other information required to be furnished to the PBGC, and any material notices received by Holdings, any Subsidiary of Holdings or any ERISA Affiliate with respect to any Plan, Multiemployer Plan or Foreign Pension Plan shall be delivered to the Lenders no later than ten Business Days after the date such documents and/or information has been furnished to the PBGC or such notice has been received by Holdings, such Subsidiary or such ERISA Affiliate, as applicable.

          8.09  Good Repair.  Holdings will, and will cause each of its
                -----------
Subsidiaries to, ensure that its material properties and equipment used in its business are kept in good repair, working order and condition, ordinary wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses.

          8.10  End of Fiscal Years; Fiscal Quarters.  RPP USA will cause (i)
                ------------------------------------
each of its, and each of its Domestic Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Domestic Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

          8.11  Additional Security; Further Assurances.  (a)  Promptly after
                ---------------------------------------
(i) the creation or acquisition of any new Domestic Subsidiary, (ii) the creation or acquisition of any Wholly-Owned Foreign Subsidiary incorporated under the laws of England or Wales in the United Kingdom, Belgium, The Netherlands, Germany and/or Spain, (iii) any Wholly-Owned Foreign Subsidiary created or acquired after the Initial Borrowing Date and which is incorporated under the laws of England or Wales in the United Kingdom, Belgium, The Netherlands, Germany and/or Spain has or at any time acquires assets with a fair market value (as determined in good faith by RPP USA) which, when added to the fair market value of the assets of all other newly created or acquired Wholly-Owned Foreign Subsidiaries in any jurisdiction referred to in this clause (iii) that has not taken the actions described in clause (C) below, equals or exceeds $5,000,000, or (iv) any other Wholly-Owned Foreign Subsidiary (whether now existing or hereafter created or acquired) has or at any time acquires assets with a fair market value (as determined in good faith by RPP USA) of $5,000,000 or more, RPP USA will notify the Administrative Agent thereof and will cause (A) in the case of preceding clause (i), each such new Domestic Subsidiary to duly authorize, execute and deliver counterparts of the applicable Credit Documents that any such Domestic Subsidiary would have been required to duly authorize, execute and deliver on the Initial Borrowing Date if same were a Credit Party on such date, (B) in the case of preceding clause (ii), each such Wholly-Owned Foreign Subsidiary to duly authorize, execute and deliver counterparts of the Foreign Subsidiaries Guaranty, (C) in the case of preceding clause (iii), each such Wholly-Owned Foreign Subsidiary to duly authorize, execute and deliver counterparts of the applicable Security Documents that any such Wholly-Owned Foreign Subsidiary would have been required to duly authorize, execute and deliver on the Initial Borrowing Date if same were Credit Party on such date, and (D) in the case of preceding clause (iv), each such Wholly-Owned Foreign Subsidiary to duly authorize, execute and deliver counterparts of the applicable Credit Documents that any such Wholly-Owned Foreign Subsidiary would have been required to duly authorize, execute and deliver on the Initial Borrowing Date if same were Credit Party on such date, in each case together with each of the other relevant certificates, opinions of counsel and other documentation that such Subsidiary would have been required to deliver pursuant to Sections 5.03, 5.04, 5.09, 5.10, 5.11, 5.12 and 5.14 on the Initial Borrowing Date (although no such Wholly-Owned Foreign Subsidiary shall be required to enter into any Credit Document pursuant to this Section 8.11 to the extent that the entering into of any such Credit Document by such Wholly-Owned Foreign Subsidiary would not be permitted under applicable law).

          (b) Subject to Section 8.12 and clause (a) of this Section 8.11, Holdings will, and will cause each of the other Credit Parties to, (i) grant to the Collateral Agent security interests and mortgages in such assets and properties of Holdings and such Credit Parties as are not covered by the original Security Documents, and as may be reasonably requested from time to time by the Administrative Agent or the Required Lenders, and (ii) in the case of any such Domestic Subsidiary or Wholly-Owned Foreign Subsidiary, execute and deliver a counterpart of the US Subsidiaries Guaranty and/or the Foreign Subsidiaries Guaranty, as appropriate (or one or more other guaranties in substantially similar form, if necessary) (all such security and guaranty documentation are collectively referred to as the "Additional Security and Guaranty Documents"), in each case (in the case of a Wholly-Owned Foreign Subsidiary) to the extent that the entering into of such Credit Documents by such Wholly-Owned Foreign Subsidiaries is permitted under applicable law. All such Additional Security and Guaranty Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and, in the case of security documentation, shall constitute valid and enforceable perfected security interests, hypothecations and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security and Guaranty Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to give the Administrative Agent and/or the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby and all taxes, fees and other charges payable in connection therewith shall have been paid in full. Notwithstanding the foregoing, this Section 8.11(b) shall not apply to (and Holdings and its Subsidiaries shall not be required to grant a mortgage in) any Real Property the fair market value of which (as determined in good faith by senior management of RPP USA) is less than $5,000,000.

          (c) Within 120 days after the date, if any, on which a Foreign Credit Party obtains "Building and Planting Rights" with respect to the Real Property designated on Part B of Schedule IV as a "Foreign Lease Subject to an Assignment For Security Purposes," the respective Foreign Credit Party shall have executed and delivered a first Mortgage and/or such other security documentation as foreign counsel to the Agents may suggest to create a valid and enforceable Lien on such "Building and Planting Rights" (and on any buildings, fixtures and improvements the subject of such "Building and Planting Rights") free and clear of all defects and encumbrances except Permitted Encumbrances related thereto, and each such Foreign Credit Party shall have taken all such other actions under the law of The Netherlands as shall have been reasonably requested by the Administrative Agent and are customary in connection with the granting of security interests in "Building and Planting Rights" in The Netherlands for financings of this type. All actions required pursuant to this clause (c) shall be taken to the reasonable satisfaction of the Collateral Agent.

          (d) Within 120 days following the Initial Borrowing Date (or such later date as may be acceptable to the Administrative Agent), RPP USA shall have delivered to the Administrative Agent an appraisal of each of the US Mortgaged Properties, each of which appraisals shall be in form and based on methodology reasonably satisfactory to the Administrative Agent and shall be prepared by an independent appraiser or appraisers selected by RPP USA and reasonably acceptable to the Administrative Agent.

          (e) On the earliest of (i) 180 days following the Initial Borrowing Date, (ii) 30 days following the delivery of the appraisals described in preceding clause (d) and (iii) 30 days following the Administrative Agent's request therefore, RPP USA shall have delivered to the Administrative Agent Mortgage Policies on the Mortgages for the US Mortgaged Properties issued by a title insurer reasonably satisfactory to the Collateral Agent and in amounts reasonably satisfactory to the Collateral Agent and assuring the Collateral Agent that each of the Mortgages on such US Mortgaged Properties is a valid and enforceable first priority mortgage lien on such US Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances, and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Collateral Agent in its discretion may reasonably request, shall not include an exception for mechanics' liens, and shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its discretion may reasonably request.

          (f) Holdings will, and will cause each of its Subsidiaries to, at the expense of Holdings and the Borrowers, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, each of Holdings and each Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section
8.11 has been complied with.

          (g) Holdings and each Borrower agrees that each action required above by this Section 8.11 (other than clauses (c), (d) and (e) of this Section 8.11) shall be completed as soon as possible, but in no event later than 90 days (or such later date as may be acceptable to the Administrative Agent) after such action is either requested to be taken by the Administrative Agent, the Collateral Agent or the Required Lenders or required to be taken by Holdings and its Subsidiaries pursuant to the terms of this Section 8.11, provided that in no
                                                             --------
event will Holdings or any of its Subsidiaries be required to take any action, other than using its commercially reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 8.11 (including clause (c) hereof).

          8.12 Foreign Subsidiaries Security.  If following a change in the
               -----------------------------
relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for Holdings reasonably acceptable to the Administrative Agent does not within 45 days after a request from the Administrative Agent or the Required Lenders deliver evidence, in form and substance mutually satisfactory to the Administrative Agent and Holdings, with respect to any Foreign Subsidiary (and in the case of clause (i) below, any Foreign Unrestricted Subsidiary) of Holdings which has not already had all of its stock pledged pursuant to a Pledge Agreement that (i) a pledge of more than 66-2/3% of the total combined voting power of all classes of capital stock of such Foreign Subsidiary (or Foreign Unrestricted Subsidiary) entitled to vote to secure the Obligations of the US Borrowers, (ii) the entering into by such

Foreign Subsidiary of a security agreement in substantially the form of the US Security Agreement to secure the Obligations of the US Borrowers and of such Foreign Subsidiary under the US Subsidiaries Guaranty, (iii) the entering into by such Foreign Subsidiary of a pledge agreement in substantially the form of a US Pledge Agreement to secure the Obligations of the US Borrowers and of such Foreign Subsidiary under the US Subsidiaries Guaranty and (iv) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the US Subsidiaries Guaranty guaranteeing the Obligations of the US Borrowers, in any such case could reasonably be expected to cause (I) the undistributed earnings of such Foreign Subsidiary (or Foreign Unrestricted Subsidiary) as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's (or such Foreign Unrestricted Subsidiary's) United States parent for Federal income tax purposes or (II) other material adverse Federal income tax consequences to the Credit Parties, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's (or such Foreign Unrestricted Subsidiary's) outstanding capital stock so issued by such Foreign Subsidiary (or such Foreign Unrestricted Subsidiary), in each case not theretofore pledged pursuant to the US Pledge Agreement to secure the Obligations of the US Borrowers and of such Foreign Subsidiary under the US Subsidiaries Guaranty shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the US Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) or (iii) above, such Foreign Subsidiary (to the extent same is a Wholly-Owned Foreign Subsidiary) shall execute and deliver the US Security Agreement (or another security agreement in substantially similar form, if needed) and the US Pledge Agreement (or another pledge agreement in substantially similar form, if needed), as the case may be, granting to the Collateral Agent for the benefit of the Secured Creditors a security interest in all of such Foreign Subsidiary's assets or the capital stock and promissory notes owned by such Foreign Subsidiary, as the case may be, and securing the Obligations of the US Borrowers under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the US Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iv) above, such Foreign Subsidiary (to the extent same is a Wholly-Owned Foreign Subsidiary) shall execute and deliver the US Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the obligations of the US Borrowers under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into of the US Security Agreement, a US Pledge Agreement or the US Subsidiaries Guaranty (or substantially similar document) is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 8.12 to be in form and substance reasonably satisfactory to the Administrative Agent and/or the Collateral Agent.

          8.13  Use of Proceeds.  All proceeds of the Loans shall be used as
                ---------------
provided in Section 7.05.

          8.14  Permitted Acquisitions.  (a)  Subject to the provisions of this
                ----------------------
Section 8.14 and the requirements contained in the definition of Permitted Acquisition, RPP USA and its Wholly-Owned Subsidiaries may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; (ii) RPP USA shall have given the Administrative Agent and the Lenders at least 5 Business Days' prior written notice of any Permitted Acquisition; (iii) calculations are made by RPP USA of compliance with the covenants contained in Sections 9.09 and 9.10 (in each case, giving effect to the last sentence appearing therein) for the relevant Calculation Period, on a Pro Forma Basis as if the respective Permitted
                                  --- -----
Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period (for this purpose, (x) if the first day of the respective Calculation Period occurs prior to the Initial Borrowing Date, calculated as if the covenants contained in said Sections 9.09 and 9.10 (in each case, giving effect to the last sentence appearing therein) had been applicable from the first day of the Calculation Period and (y) using the covenant levels contained in such Sections 9.09 and 9.10 for the Test Period ending March 31, 2001 in connection with a Permitted Acquisition consummated prior to March 31, 2001); (iv) based on good faith projections prepared by RPP USA for the period from the date of the consummation of the Permitted Acquisition to the date which is one year thereafter, the level of financial performance measured by the covenants set forth in Sections 9.09 and 9.10 (in each case, giving effect to the last sentence appearing therein) shall be better than or equal to such level as would be required to provide that no Default or Event of Default would exist under the financial covenants contained in Sections
9.09 and 9.10 ((i) in each case, giving effect to the last sentence appearing therein and (ii) using the covenant levels contained in such Sections 9.09 and
9.10 for the Test Period ending March 31, 2001 for any portion of such period prior to March 31, 2001) through the date which is one year from the date of the consummation of the respective Permitted Acquisition; (v) calculations are made by RPP USA demonstrating compliance with an Adjusted Senior Leverage Ratio not to exceed (x) 3.50:1.00 in the case of any Permitted Acquisition consummated on or prior to June 30, 2002 and (y) 3.25:1.00 in the case of any Permitted Acquisition consummated thereafter, in each case on the last day of the relevant Calculation Period, on a Pro Forma Basis as if the respective Permitted
                         --- -----
Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period; (vi) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition does not exceed $50,000,000;
(vii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (viii) RPP USA provides to the Administrative Agent and the Lenders as soon as available but not later than 5 Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to such Permitted Acquisition; (ix) after giving effect to such Permitted Acquisition and the payment of all post-closing purchase price adjustments required (in the good faith determination of RPP USA) in connection with such Permitted Acquisition (and all other Permitted Acquisitions for which such purchase price adjustments may be required to be made) and all capital expenditures

(and the financing thereof) reasonably anticipated by RPP USA to be made in the business acquired pursuant to such Permitted Acquisition within the 90-day period (such period for any Permitted Acquisition, a "Post-Closing Period") following such Permitted Acquisition (and in the businesses acquired pursuant to all other Permitted Acquisitions with Post-Closing Periods ended during the Post-Closing Period of such Permitted Acquisition), the Total Unutilized Revolving Loan Commitment shall equal or exceed $25,000,000; and (x) RPP USA shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of RPP USA, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (ix), inclusive, and containing the calculations required by the preceding clauses (iii), (iv), (v), (vi) and (ix); provided, however, that so
                                                   --------  -------
long as (x) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition does not exceed $7,500,000 and (y) the Maximum Permitted Consideration paid in connection with the proposed Permitted Acquisition, when combined with the Maximum Permitted Consideration paid in connection with all other Permitted Acquisitions consummated in the same fiscal quarter as such proposed Permitted Acquisition, does not exceed $15,000,000, RPP USA shall not be required to comply with clauses (ii) and (viii) above in connection with such Permitted Acquisition and the officer's certificate otherwise required to be delivered pursuant to clause (x) above shall instead be delivered to the Administrative Agent within 45 days following the end of the fiscal quarter in which such Permitted Acquisition is consummated.

          (b) At the time of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of capital stock or other equity interest of any Person, the capital stock or other equity interests thereof created or acquired in connection with such Permitted Acquisition shall be pledged for the benefit of the Secured Creditors pursuant to the appropriate Pledge Agreement in accordance with the requirements of Section 9.15.

          (c) Holdings and each Borrower shall cause each Subsidiary which is formed to effect, or is acquired pursuant to, a Permitted Acquisition to comply with, and to execute and deliver, all of the documentation required by, Sections
8.11 and 9.15, to the reasonable satisfaction of the Administrative Agent.

          (d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by Holdings and each Borrower that the certifications by RPP USA (or by one or more of its Authorized Officers) pursuant to Section 8.14(a) are true and correct and that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10.

          8.15 Performance of Obligations.  Holdings will, and will cause each
               --------------------------
of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          8.16 Maintenance of Company Separateness.  Holdings will, and will
               -----------------------------------
cause each of its Subsidiaries and Unrestricted Subsidiaries to, satisfy customary Company formalities, including, as applicable, the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of Company offices and records. Neither Holdings nor any of its Subsidiaries shall make any payment to a creditor of any Unrestricted Subsidiary in respect of any liability of any Unrestricted Subsidiary, and no bank account of any Unrestricted Subsidiary shall be commingled with any bank account of Holdings or any of its Subsidiaries. Any financial statements distributed to any creditors of any Unrestricted Subsidiary shall clearly establish or indicate the Company separateness of such Unrestricted Subsidiary from Holdings and its Subsidiaries. Finally, neither Holdings nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the Company existence of Holdings or any of its Subsidiaries or Unrestricted Subsidiaries being ignored, or in the assets and liabilities of Holdings or any of its Subsidiaries being substantively consolidated with those of any other such Person or any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

          8.17 Contributions.  (a)  Holdings will, upon its receipt thereof,
               -------------
contribute as an equity contribution to the capital of RPP USA, any cash proceeds received by Holdings from any asset sale, any incurrence of Indebtedness, any Recovery Event, any sale or issuance of its equity, any cash capital contributions or any tax refunds.

          (b) The Borrowers will use the proceeds of all equity contributions received by RPP USA from Holdings as provided in the relevant clause of Section
4.02 to the extent required to be so applied.

          8.18 Interest Rate Protection.  No later than 90 days following the
               ------------------------
Initial Borrowing Date, the Borrowers will, in consultation with the Administrative Agent, enter into (and for a period of at least three years thereafter maintain) one or more Interest Rate Protection Agreements protecting the Borrowers from upward fluctuations in interest rates with respect to at least 50% of the aggregate principal amount of all Term Loans then outstanding.

          8.19 Holdings PIK Junior Subordinated Notes.  Holdings will pay all
               --------------------------------------
interest on the Holdings PIK Junior Subordinated Notes solely through the issuance of additional Holdings PIK Junior Subordinated Notes rather than in cash.

          SECTION 9.  Negative Covenants.  Each of Holdings and each Borrower
                      ------------------
hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Commitment has terminated, no Letters of Credit or Notes are outstanding and the Loans, together with interest, Fees and all other Obligations (other than any indemnities described in Section 15.13 which are not then due and payable) incurred hereunder, are paid in full:

          9.01  Business.  (a)  Holdings will not, and will not permit any of
                --------
its Subsidiaries to, engage directly or indirectly in any business other than a Permitted Business.

          (b) Holdings will not permit any Unrestricted Subsidiary to engage (directly or indirectly) in any business other than a Permitted Business.

          (c) Notwithstanding the foregoing or anything else in this Agreement to the contrary, Holdings will not engage in any business or own any significant assets or have any material liabilities other than (i) its ownership of the equity interests of RPP USA and (ii) those liabilities which it is responsible for under this Agreement and the other Documents to which it is a party, provided that Holdings may engage in those activities that are incidental to (x)
--------
the maintenance of its existence in compliance with applicable law, (y) legal, tax and accounting matters in connection with any of the foregoing activities and (z) transactions expressly permitted under Section 9.12(iv).

          (d) Notwithstanding the foregoing or anything else in this Agreement to contrary, US Finance Corp. will not engage in any business (other than activities incidental to its corporate existence) or own any significant assets or have any material liabilities other than those liabilities for which it is responsible under this Agreement and the other Documents to which it is a party.

          9.02 Consolidation; Merger; Sale or Purchase of Assets; etc. Holdings
               -------------------------------------------------------
will not, nor will Holdings permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger, amalgamation or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than inventory in the ordinary course of business), or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials, general intangibles, equipment, goods and services in the ordinary course of business) of any Person or agree to do any of the foregoing at any future time, except that the following shall be permitted:

          (a) RPP USA and its Subsidiaries may, as lessee, enter into operating leases in the ordinary course of business with respect to real, personal, movable or immovable property;

          (b) Capital Expenditures by RPP USA and its Subsidiaries to the extent not in violation of Section 9.11;

          (c) Investments permitted pursuant to Section 9.05 and the disposition or liquidation of Cash Equivalents in the ordinary course of business;

          (d) RPP USA and any of its Subsidiaries may sell or otherwise dispose of assets (excluding capital stock of, or other equity interests in, Subsidiaries, Joint Ventures and Unrestricted Subsidiaries) which, in the reasonable opinion of such Person, are obsolete, uneconomic or no longer useful or desirable in the conduct of such Person's business, provided that, except
                                                       --------
with respect to asset dispositions or transfers arising out of, or in connection with, the events described in clauses (i) and (ii) of the definition of Recovery Event, (w) each such sale or disposition shall be for an amount at least equal to the fair market value thereof (as determined good faith by senior management of Holdings) is) equal to or greater than $3,000,000, such sale or disposition (I) results in consideration at least 75% of which (taking into account the amount of cash, the principal amount of any promissory notes and the fair market value, as determined by Holdings in good faith, of any other consideration) shall be in the form of cash, provided
                                                                 --------
however, that, notwithstanding the foregoing, up to $10,000,000 of such
------
consideration in the aggregate in any fiscal year of RPP USA may be in the form of (i) assets to be owned by RPP USA or any of its Wholly-Owned Subsidiaries and used in connection with a Permitted Business and/or (ii) 100% of the capital stock of any entity that owns assets used in a Permitted Business, which entity shall, as a result of such acquisition, become a Wholly-Owned Subsidiary of RPP USA, or (II) in the case of an asset or assets subject to Capitalized Lease Obligations, results in the assumption of all of the Capitalized Lease Obligations or other purchase money obligations of RPP USA or such Subsidiary in respect of such asset by the purchaser thereof, (y) the aggregate Net Sale Proceeds (including for this purpose the fair market value of all non-cash proceeds received as a result of an Asset Sale) from all assets sold or otherwise disposed of pursuant to this clause (d), when added to the aggregate amount of all Capitalized Lease Obligations and all other purchase money obligations assigned in connection with all assets sold or otherwise disposed of pursuant to this clause (d), shall not exceed $20,000,000 in the aggregate in any fiscal year of RPP USA, and (z) in the case of any sale or disposition of an asset constituting an Asset Sale, the Net Sale Proceeds therefrom are either applied to repay Term Loans and/or reduce the Total Revolving Loan Commitment as provided in Section 4.02(d) or reinvested in replacement assets or retained to the extent permitted by Section 4.02(d);

          (e) any Subsidiary of RPP USA may convey, lease, license, sell or otherwise transfer all or any part of its business, properties and assets to RPP USA or to any Subsidiary Guarantor which is a Wholly-Owned Domestic Subsidiary, so long as any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the applicable Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer) and all actions required to maintain said perfected status have been taken;

          (f) any Foreign Subsidiary of RPP USA may convey, lease, license, sell or otherwise transfer all or any part of its business, properties and assets to a Wholly-Owned Foreign Subsidiary of RPP USA, so long as (i) any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the applicable Security Documents in the assets so transferred shall remain in full force and perfected (to at least the same extent as in effect immediately prior to such transfer) and all actions required to maintain said perfected status have been taken and (ii) the aggregate fair market value (as determined in good faith by Holdings) of all such assets so transferred to Wholly-Owned Foreign Subsidiaries that are not Foreign Credit Parties (and/or to Foreign Credit Parties that are not party to a Security Document granting to the Collateral Agent security interests in the type of assets so transferred) shall not exceed $10,000,000;

          (g) any Subsidiary of RPP USA may merge with and into, or be dissolved or liquidated into, RPP USA or any Subsidiary Guarantor which is a Wholly-Owned Domestic Subsidiary, so long as (i) RPP USA or such Subsidiary Guarantor is the surviving corporation of any such merger, dissolution or liquidation and (ii) any security interests granted to the Collateral

Agent for the benefit of the Secured Creditors pursuant to the applicable Security Documents in the assets of such Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation) and all actions required to maintain said perfected status have been taken;

          (h) any Foreign Subsidiary of RPP USA may merge with and into, or be dissolved or liquidated into, the Dutch Borrower or any other Wholly-Owned Foreign Subsidiary of RPP USA, so long as (i) in the case of any such merger, dissolution or liquidation involving the Dutch Borrower, the Dutch Borrower is the surviving corporation thereof, (ii) in the case of any such merger, dissolution or liquidation involving another Foreign Credit Party, such Foreign Credit Party is the surviving corporation thereof, (iii) in all other cases, such Wholly-Owned Foreign Subsidiary is the surviving corporation of any such merger, dissolution or liquidation, and (iv) any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the applicable Security Documents in the assets of such Foreign Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation) and all actions required to maintain said perfected status have been taken;

          (i) RPP USA and its Wholly-Owned Subsidiaries shall be permitted to make Permitted Acquisitions, so long as such Permitted Acquisitions are effected in accordance with the requirements of Section 8.14;

          (j) the Recapitalization shall be permitted to the extent consummated in accordance with the relevant requirements of Section 5.08;

          (k) RPP USA and its Subsidiaries may, in the ordinary course of business, license, as licensor or licensee, patents, trademarks, copyrights and know-how to or from third Persons or one another, so long as any such license by RPP USA or any such Subsidiary in its capacity as licensor is permitted to be assigned pursuant to the relevant Security Agreement (to the extent that a security interest in such patents, trademarks, copyrights and know-how is granted thereunder) and does not otherwise prohibit the granting of a Lien by RPP USA or any such Subsidiary pursuant to such Security Agreement in the intellectual property covered by such license;

          (l) RPP USA and its Domestic Subsidiaries may transfer assets (other than cash) to Wholly-Owned Foreign Subsidiaries, so long as (x) no Default or Event of Default exists as the time of the respective transfer and (y) the aggregate fair market value of all such assets so transferred (determined in good faith by senior management of Holdings) to all such Wholly- Owned Foreign Subsidiaries does not exceed $15,000,000;

          (m) RPP USA and any of its Subsidiaries may sell or otherwise dispose of the capital stock of, or other equity interests in, any of their respective Subsidiaries (other than US Finance Corp., the Dutch Parent (or any direct or indirect parent company thereof) or the Dutch Borrower, the equity interests of which may not be sold or otherwise disposed of pursuant to this subsection (m)), Joint Ventures (other than the Existing Japanese Joint Venture) and Unrestricted Subsidiaries, provided that (v) in the case of a sale or other disposition of
              --------
the capital stock or
other equity interests of any Wholly-Owned Subsidiary of RPP USA, 100% of the capital stock or other equity interests of such Subsidiary shall be so sold or disposed of, (w) each such sale or disposition shall be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of Holdings), (x) each such sale results in consideration at least 75% of which (taking into account the amount of cash, the principal amount of any promissory notes and the fair market value, as determined by Holdings in good faith, of any other consideration) shall be in the form of cash, (y) the aggregate Net Sale Proceeds of all assets sold or otherwise disposed of pursuant to this clause (m) shall not exceed $40,000,000 in the aggregate and (z) the Net Sale Proceeds therefrom are applied to repay Term Loans and/or reduce the Total Revolving Loan Commitment as provided in Section 4.02(d) and/or reinvested in replacement assets or retained to the extent permitted by Section 4.02(d);

          (n) the Dutch Parent may sell or otherwise dispose of all or any part of its equity interest in the Existing Japanese Joint Venture, provided that (x) each such sale or disposition shall be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of Holdings) and (y) the Net Sale Proceeds therefrom are applied to repay Term Loans and/or reduce the Total Revolving Loan Commitment as provided in Section 4.02(d) and/or reinvested in replacement assets or retained to the extent permitted by Section 4.02(d);

          (o) RPP USA and any of its Subsidiaries may enter into agreements to sell excess capacity at one or more of its facilities, provided that any such
                                                       --------
agreements do not interfere in any material respect with the operations of RPP USA or any of its Subsidiaries or otherwise leave RPP USA or any its Subsidiaries with insufficient capacity to meet its own ongoing (and reasonably anticipated) requirements;

          (p) RPP USA or any of its Subsidiaries may effect Permitted Sale-Leaseback Transactions in accordance with the definition thereof, provided that
                                                                  --------
(x) the aggregate amount of all proceeds received by RPP USA and its Subsidiaries from all Permitted Sale-Leaseback Transactions consummated on and after the Initial Borrowing Date shall not exceed $25,000,000 and (y) the Net Sale Proceeds from all such Permitted Sale-Leaseback Transactions are applied to repay Term Loans and/or reduce the Total Revolving Loan Commitment as provided in Section 4.02(d) and/or reinvested in replacement assets or retained to the extent permitted by Section 4.02(d); and

          (q) RPP USA and any of its Subsidiaries may enter into agreements to effect acquisitions and dispositions of stock or assets, so long as the respective transaction is permitted pursuant to the provisions of this Section 9.02; provided that RPP USA and any of its Subsidiaries may enter into
      --------
agreements to effect acquisitions and dispositions of capital stock or assets in transactions not permitted by the provisions of this Section 9.02 at the time the respective agreement is entered into, so long as in the case of each such agreement, such agreement shall be expressly conditioned upon obtaining the requisite consent of the Required Lenders under this Agreement or the repayment of all Obligations hereunder as a condition precedent to the consummation of the respective transaction and, if for any reason the transaction is not consummated because of a failure to obtain such consent, the aggregate liability of Holdings and any of its Subsidiaries under any such agreement shall not exceed $7,500,000.

To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 9.02, such Collateral (unless transferred to RPP USA or a Subsidiary thereof) shall (except as otherwise provided above) be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are appropriate in connection therewith.

          9.03  Liens.  Holdings will not, and will not permit any of its
                -----
Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible, movable or immovable) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to Holdings or any of its Subsidiaries) or assign any right to receive income, except for the following (collectively, the "Permitted Liens"):

          (a) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established (x) in the case of Domestic Subsidiaries of Holdings, in accordance with GAAP and (y) in the case of Foreign Subsidiaries of Holdings, in accordance with generally accepted accounting principles in effect from time to time in the respective jurisdiction of such Foreign Subsidiary;

          (b) Liens in respect of property or assets of RPP USA or any of its Subsidiaries imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Indebtedness for borrowed money, such as carriers', materialmen's, warehousemen's and mechanics' Liens, statutory and common law landlord's Liens, and other similar Liens arising in the ordinary course of business, and which either (x) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of Holdings or any of its Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

          (c) Liens created by or pursuant to this Agreement and the Security Documents, provided, however, in no event shall the holders of the Indebtedness
           --------  -------
under the Overdraft Line have the right to receive proceeds in excess of $15,000,000 in the aggregate (plus (x) any accrued and unpaid interest in respect of Indebtedness incurred by RPP USA and its Subsidiaries under the Overdraft Line and (y) any accrued and unpaid fees and expenses owing by RPP USA and its Subsidiaries under the Overdraft Line) from the enforcement of any remedies available to the Secured Creditors under all of the Security Documents;

          (d) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule IX, without giving effect to any extensions or renewals thereof;

          (e) Liens arising from judgments, decrees, awards or attachments in circumstances not constituting an Event of Default under Section 10.09, provided
                                                                        --------
that the aggregate amount of cash and property (determined on a fair market value basis) of Holdings and its Subsidiaries deposited or delivered to secure the respective judgment or decree or subject to attachment shall not exceed $10,000,000 at any time;

          (f) Liens (other than any Lien imposed by ERISA) (x) incurred or deposits made in the ordinary course of business of RPP USA and any of its Subsidiaries in connection with workers' compensation, unemployment insurance and other types of social security, (y) to secure the performance by RPP USA and any of its Subsidiaries of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) to the extent incurred in the ordinary course of business or (z) to secure the performance by RPP USA and any of its Subsidiaries of leases of Real Property, to the extent incurred or made in the ordinary course of business consistent with past practices, provided that the aggregate amount of deposits
                                --------
at any time pursuant to sub-clauses (y) and (z) above shall not exceed $20,000,000 in the aggregate;

          (g) (x) licenses, sublicenses, leases or subleases granted to third Persons in the ordinary course of business not interfering in any material respect with the business of Holdings or any of its Subsidiaries and (y) any interest or title of a licensor, lessor or sublessor under any lease permitted by this Agreement;

          (h) easements, rights-of-way, restrictions, minor defects or irregularities in title, encroachments and other similar charges or encumbrances, in each case not securing Indebtedness and not interfering in any material respect with the ordinary conduct of the business of RPP USA and of its Subsidiaries taken as a whole;

          (i) Liens arising from precautionary UCC financing statements regarding operating leases;

          (j) Liens created pursuant to Capital Leases permitted pursuant to
Section 9.04(d), provided that (x) such Liens only serve to secure the payment
                 --------
of Indebtedness arising under such Capitalized Lease Obligation (and other Indebtedness permitted by Section 9.04(d) and incurred from the same Person as such Indebtedness) and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any asset of Holdings or any other asset of RPP USA or any of its Subsidiaries (other than other assets subject to Capitalized Lease Obligations and/or Indebtedness incurred pursuant to Section 9.04(d), in each case owing to the same Person as such Capitalized Lease Obligation);

          (k) Permitted Encumbrances;

          (l) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 90 days after the respective purchase) of assets acquired after the Initial Borrowing Date, provided that (i) any such Liens
                                           --------
attach only to the assets so purchased, upgrades thereon and, if the asset so purchased is an upgrade, the original asset itself (and such other assets financed by the same financing source), (ii) the Indebtedness (other than Indebtedness incurred from the same financing source to purchase other assets and excluding Indebtedness representing obligations to pay installation and delivery charges for the property so purchased) secured by any such Lien does not exceed 100%, nor is less than 80%, of the lesser of the fair market value or the purchase price of the property being purchased at the time of the incurrence of such Indebtedness and (iii) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 9.04(d);

          (m) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of RPP USA in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (i) any Indebtedness that is secured by such Liens is permitted to
--------
exist under Section 9.04(d), and (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any asset of Holdings or any other asset of RPP USA or any of its Subsidiaries;

          (n) Liens arising out of consignment or similar arrangements for the sale of goods entered into by RPP USA or any of its Subsidiaries in the ordinary course of business;

          (o) Liens securing insurance premium financing arrangements, provided that such Liens are limited to the applicable insurance contracts;

          (p) Liens (x) incurred in connection with the purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or assets, and (y) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

          (q) additional Liens incurred by RPP USA and any of its Subsidiaries, so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $10,000,000.

          9.04  Indebtedness.  Holdings will not, and will not permit any of its
                ------------
Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (b) Existing Indebtedness outstanding on the Initial Borrowing Date and listed on Schedule III (as reduced by any repayments thereof before, on or after the Initial Borrowing Date), without giving effect to any subsequent extension, renewal or refinancing thereof;

          (c) Indebtedness under (i) Interest Rate Protection Agreements entered into to protect any Borrower against fluctuations in interest rates in respect of Indebtedness otherwise permitted to be incurred by such Borrower under this Agreement or (ii) Other Hedging Agreements so long as management of such Person has determined that the entering into of any such Other Hedging Agreement is a bona fide hedging activity (and is not for speculative purposes) and is in the ordinary course of business and consistent with its past practices;

          (d) (x) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed by RPP USA or any of its Wholly-Owned Subsidiaries pursuant to a Permitted Acquisition as a result of a merger or consolidation or the acquisition of an asset securing such Indebtedness) (the "Permitted Acquired Debt"), so long as (i) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition and (ii) such Indebtedness does not constitute debt for borrowed money (except to the extent such Indebtedness cannot be repaid in accordance with its terms at the time of its assumption pursuant to such Permitted Acquisition (without the payment of a penalty or premium) and the aggregate principal amount of all such Indebtedness for borrowed money permitted pursuant to this parenthetical does not exceed $30,000,000), it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (ii) and (y) Capitalized Lease Obligations and Indebtedness of RPP USA and any of its Subsidiaries representing purchase money Indebtedness secured by Liens permitted pursuant to Section 9.03(l), provided that the sum of (I) the aggregate
                             --------
principal amount of all Permitted Acquired Debt at any time outstanding plus
                                                                        ----
(II) the aggregate amount of Capitalized Lease Obligations incurred on and after the Initial Borrowing Date and outstanding at any time (including Indebtedness evidenced by Capitalized Lease Obligations arising from Permitted Sale-Leaseback Transactions) plus (III) the aggregate principal amount of all such purchase
              ----
money Indebtedness incurred on and after the Initial Borrowing Date and outstanding at any time, shall not exceed $50,000,000;

          (e) Indebtedness constituting Intercompany Loans to the extent permitted by Section 9.05(f);

          (f) Permitted Subordinated Refinancing Indebtedness, so long as no Default or Event of Default is in existence at the time of any incurrence thereof and immediately after giving effect thereto;

          (g) unsecured Indebtedness of the US Borrowers and any other US Credit Party that is a Subsidiary Guarantor incurred under the Senior Subordinated Notes and the other Senior Subordinated Note Documents in an aggregate principal amount not to exceed $200,000,000 less the amount of any repayments of principal
                                  ----
thereof after the Initial Borrowing Date;

          (h) unsecured Indebtedness of Holdings incurred (I) under the Initial Holdings PIK Junior Subordinated Notes in an aggregate principal amount not to exceed $141,400,000 plus (x) the aggregate principal amount of any additional
                    ----
Initial Holdings PIK Junior Subordinated Notes issued in respect of regularly scheduled interest payments thereon in accordance with the terms thereof and hereof and less (y) the amount of any repayments of principal thereof after the
           ----
Initial Borrowing Date, and (II) from and after Acquisition Corp.'s contribution of Initial Holdings PIK Junior Subordinated Notes held by it to Holdings and Holdings' retirement of same, under the New Holdings PIK Junior Subordinated Notes in an aggregate principal amount not to exceed the aggregate principal amount of, and all accrued and unpaid interest on, such outstanding Initial Holdings PIK Junior Subordinated Notes which have been so contributed and retired as described above plus (x) the aggregate principal amount of any
                           ----
additional New Holdings PIK Junior Subordinated Notes issued in respect of regularly scheduled interest payments thereon in accordance with the terms thereof and hereof and less (y) the amount of any repayments of principal thereof after the issuance thereof;

          (i) unsecured Indebtedness of Holdings incurred under the Holdings Contingent Seller Subordinated Note in an aggregate principal amount not to exceed $127,000,000 plus (x) the aggregate amount of any accrued and unpaid
                    ----
interest on the Holdings Contingent Seller Subordinated Note that is capitalized in accordance with the terms thereof and hereof and less (y) the amount of any
                                                    ----
repayments of principal thereof after the issuance thereof;

          (j) Indebtedness of RPP USA or any of its Subsidiaries which may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments, earn-outs and similar obligations in connection with acquisitions or sales of assets and/or businesses effected in accordance with the requirements of this Agreement (so long as any such obligations are those of the Person making the respective acquisition or sale, and are not guaranteed by any other Person);

          (k) Contingent Obligations of (x) RPP USA or any of its Subsidiaries as a guarantor of the lessee or contracting party, as the case may be, under any lease or other contract pursuant to which RPP USA or any of its Wholly-Owned Subsidiaries is the lessee or contracting party so long as such lease or other contract is otherwise permitted hereunder, (y) RPP USA or any of its Subsidiaries as a guarantor of any Capitalized Lease Obligation to which a Joint Venture is a party or any contract entered into by such Joint Venture in the ordinary course of business; provided that the maximum liability of RPP USA or
                             --------
any such Subsidiary in respect of any obligations as described pursuant to preceding clause (y) is permitted as an Investment on such date pursuant to the requirements of Section 9.05(l), and (z) RPP USA or any of its Subsidiaries which may be deemed to exist pursuant to acquisition agreements entered into in connection with Permitted Acquisitions (including any obligation to pay the purchase price therefor and any indemnification, purchase price adjustment and similar obligations);

          (l) Indebtedness with respect to performance bonds, surety bonds, appeal bonds or customs bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of RPP USA or any of its Subsidiaries or in connection with judgments that do not result in a Default or an Event of Default, provided that the aggregate outstanding amount of all such
                     --------
performance bonds, surety bonds, appeal bonds and customs bonds permitted by this subsection (l) shall not at any time exceed $10,000,000;

          (m) unsecured Indebtedness of Holdings under the Holdings Shareholder Subordinated Notes issued after the Initial Borrowing Date in connection with a redemption or repurchase of Holdings Common Stock pursuant to Section 9.06(b);

          (n) Indebtedness of RPP USA or any of its Subsidiaries consisting of
(x) the financing of insurance premiums in the ordinary course of business or
(y) take-or-pay obligations contained in supply arrangements entered into in the ordinary course of business and on a basis consistent with past practice; and

          (o) (x) Permitted Subordinated Indebtedness incurred in accordance with the requirements of the definition thereof, (y) Indebtedness of RPP USA and its Subsidiaries incurred under lines of credit or overdraft facilities extended by The Chase Manhattan Bank (or any successor by merger thereto) and/or one or more of its banking affiliates or another bank reasonably acceptable to the Administrative Agent and (in each case) established for RPP USA's and its Subsidiaries' ordinary course of operations (such Indebtedness, the "Overdraft Line"), which Indebtedness may be secured as, but only to the extent, provided in Section 9.03(c) and in the Security Documents (it being understood, however, that for a period of 30 consecutive days during each fiscal year of RPP USA the outstanding principal amount of Indebtedness under the Overdraft Line shall not exceed $4,000,000), and (z) additional unsecured Indebtedness of RPP USA and any of its Subsidiaries not otherwise permitted pursuant to this Section 9.04, so long as the aggregate principal amount of all Indebtedness permitted by this clause (o), when added to the aggregate liquidation preference for all Disqualified Preferred Stock issued after the Initial Borrowing Date pursuant to
Section 9.13(c), does not exceed $50,000,000 at any time outstanding.

          9.05  Advances; Investments; Loans.  Holdings will not, and will not
                ----------------------------
permit any of its Subsidiaries to, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (any of the foregoing, an "Investment"), except:

          (a) RPP USA and any of its Subsidiaries may invest in cash and Cash Equivalents, provided that during any time that (i) Revolving Loans or Swingline
             --------
Loans are outstanding and (ii) the Total Revolving Loan Commitment exceeds $40,000,000, the aggregate amount of cash and Cash Equivalents held by RPP USA and its Subsidiaries shall not exceed $20,000,000 for any period of three consecutive Business Days;

          (b) RPP USA and any of its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including the dating of receivables) of RPP USA or such Subsidiary;

          (c) RPP USA and any of its Subsidiaries may acquire and own investments (including debt obligations and equity securities) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (d) Interest Rate Protection Agreements and Other Hedging Agreements entered into in compliance with Section 9.04(c) shall be permitted;

          (e) advances, loans and investments in existence on the Initial Borrowing Date and listed on Schedule X shall be permitted, without giving effect to any additions thereto or replacements thereof, it being understood that any additional Investments made with respect to such existing Investments shall be permitted only if independently justified under the other provisions of this Section 9.05;

          (f) RPP USA and any of its Wholly-Owned Subsidiaries may make intercompany loans and advances between and among one another (collectively, "Intercompany Loans"), provided that (i) at no time shall the aggregate
                       --------
outstanding principal amount of all Intercompany Loans made pursuant to this clause (f) by the Credit Parties to Wholly-Owned Subsidiaries that are not Credit Parties, when added to the aggregate amount of contributions, capitalizations and forgiveness theretofore made pursuant to Section 9.05(p) in respect of Wholly-Owned Foreign Subsidiaries that are not Credit Parties, exceed $25,000,000 (determined without regard to any write-downs or write-offs of such loans and advances), (ii) if any such Intercompany Loan made by a Credit Party is evidenced by a promissory note or other instrument, such promissory note or other instrument shall be an Intercompany Note and such Intercompany Note shall be pledged to the Collateral Agent to the extent required pursuant to the applicable Pledge Agreement, and (iii) each Intercompany Loan made either (x) to any US Borrower or (y) by a Wholly-Owned Foreign Subsidiary to a US Credit Party or by a Non-Credit Party to a Credit Party shall include (or, if not evidenced by an Intercompany Note, the books and records of the respective parties shall note that such Intercompany Loan is subject to) the subordination provisions attached as an Annex to the form of Intercompany Note;

          (g) loans and advances by RPP USA and any of its Subsidiaries to employees of Holdings and any of its Subsidiaries in the ordinary course of business and for bona fide business purposes (including travel and entertainment expenses) shall be permitted, so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $5,000,000;

          (h) Holdings may acquire and hold obligations of one or more officers or other employees of Holdings or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of Holdings Common Stock, so long as no cash is actually advanced by Holdings or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

          (i) the Recapitalization shall be permitted to be consummated in accordance with the requirements of Section 5.08;

          (j) RPP USA and any of its Wholly-Owned Subsidiaries may make Permitted Acquisitions in accordance with the relevant requirements of Section 8.14;

          (k) Holdings and its Subsidiaries may own the capital stock of their respective Subsidiaries created or acquired in accordance with the terms of this Agreement (so long as all amounts invested in such Subsidiaries are independently justified under another provision of this Section 9.05);

          (l) so long as no Default or Event of Default exists or would exist immediately after giving effect to the respective Investment, RPP USA and any of its Wholly-Owned Subsidiaries shall be permitted to make Investments in any Joint Venture or any Unrestricted

Subsidiary on any date in an amount not to exceed the Available Basket Amount on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Investment), it being understood and agreed that (i) to the extent any Credit Parties (after the respective Investment has been made) receives a cash return from the respective Joint Venture or Unrestricted Subsidiary of amounts previously invested pursuant to this clause
(l) (which cash return may be made by way of repayment of principal in the case of loans and cash equity returns (whether as a distribution, dividend or redemption) in the case of equity investments) or a return in the form of an asset distribution from the respective Joint Venture or Unrestricted Subsidiary of any asset previously contributed pursuant to this clause (l), then the amount of such cash return of investment or the fair market value of such distributed asset (as determined in good faith by senior management of Holdings), as the case may be, shall, upon the Administrative Agent's receipt of a certification of the amount of the return of investment from an Authorized Officer of Holdings, apply to increase the Available Basket Amount, provided that the
                                                         --------
aggregate amount of increases to the Available Basket Amount described above shall not exceed the amount of returned investment and, in no event, shall the amount of the increases made to the Available Basket Amount in respect of any Investment exceed the amount previously invested pursuant to this clause (l);

          (m) RPP USA and any of its Subsidiaries may receive and hold promissory notes and other non-cash consideration received in connection with any asset sale permitted by Sections 9.02(d), (m) and (n);

          (n) RPP USA and any of its Subsidiaries may convey, lease, license, sell or otherwise transfer or acquire assets and properties to the extent permitted by Sections 9.02(e), (f), (g), (h) and (l);

          (o) RPP USA and any of its Subsidiaries may make advances in the form of a prepayment of expenses, so long as such expenses were incurred in the ordinary course of business and are being paid in accordance with customary trade terms of RPP USA or such Subsidiary;

          (p) RPP USA and its Wholly-Owned Subsidiaries may make cash capital contributions to their respective Wholly-Owned Subsidiaries, and may capitalize or forgive any Indebtedness owed to them by a Wholly-Owned Foreign Subsidiary and outstanding under clause (f) of this Section 9.05, provided that the
                                                       --------
aggregate amount of such contributions, capitalizations and forgiveness on and after the Initial Borrowing Date made to Wholly-Owned Foreign Subsidiaries that are Non-Credit Parties, when added to the aggregate outstanding principal amount of Intercompany Loans made to Wholly-Owned Foreign Subsidiaries that are Non-Credit Parties under such clause (f) (determined without regard to any write-downs or write-offs thereof) shall not exceed an amount equal to $25,000,000; and

          (q) in addition to Investments permitted by clauses (a) through (p) of this Section 9.05, RPP USA and any of its Subsidiaries may make additional loans, advances and other Investments to or in a Person in an aggregate amount for all loans, advances and other Investments made pursuant to this clause (q) (determined without regard to any write-downs or write-offs thereof), net of cash repayments of principal in the case of loans, sale proceeds in the case of Investments in the form of debt instruments and cash equity returns (whether as a distribution, dividend, redemption or sale) in the case of equity investments, not to exceed $40,000,000 at any time outstanding.

          9.06  Dividends; etc.  Holdings will not, and will not permit any of
                ---------------
its Subsidiaries to, declare or pay any dividends or return any capital to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock, now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, and Holdings will not permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of Holdings or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock) (all of the foregoing, except to the extent paid by such Person to its shareholders with the common stock of such Person, "Dividends"), except that:

          (a) any Subsidiary of RPP USA may pay Dividends to RPP USA or any Wholly-Owned Subsidiary of RPP USA;

          (b) RPP USA may pay cash Dividends to Holdings to enable Holdings to, and Holdings may, redeem or purchase Holdings PIK Junior Subordinated Notes and/or shares of Holdings Common Stock or options to purchase Holdings Common Stock, as the case may be, in either case held by former employees, consultants, officers or directors of Holdings or any of its Subsidiaries following the termination of their employment or resignation from their respective positions (by death, disability or otherwise), and Holdings may pay cash Dividends to Acquisition Corp. (with cash Dividends received from RPP USA under this Section 9.06(b)) for the purpose of enabling Acquisition Corp. to redeem or repurchase Acquisition Corp. PIK Junior Subordinated Notes or units of Acquisition Corp., in either case issued to any such employees, consultants, officers or directors, provided that (x) the only consideration paid by Holdings in respect of such
--------
redemptions and/or purchases shall be cash, forgiveness of liabilities and/or Holdings Shareholder Subordinated Notes, (y) the sum of (A) the aggregate amount paid by Holdings in cash in respect of all such Dividends, redemptions and/or purchases made pursuant to this Section 9.06(b) plus (B) the aggregate amount of liabilities so forgiven plus (C) the aggregate amount of all cash principal and interest payments made on Holdings Shareholder Subordinated Notes, in each case after the Initial Borrowing Date, shall not exceed $10,000,000, and (z) at the time of any cash Dividend, payment or forgiveness of liabilities permitted to be made pursuant to this Section 9.06(b), including any cash payment under a Holdings Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom;

          (c) so long as no Default or Event of Default exists or would result therefrom, RPP USA may pay cash Dividends to Holdings to enable Holdings to, and Holdings may, pay regularly accruing cash Dividends on Disqualified Preferred Stock issued pursuant to Section 9.13(c), with such Dividends to be paid in accordance with the terms of the respective certificate of designation therefor;

          (d) any Subsidiary of RPP USA that is not a Wholly-Owned Subsidiary may pay cash Dividends to its shareholders, members or partners generally, so long as RPP USA or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary or the terms of any agreements applicable thereto);

          (e)   the Recapitalization and the Redemption shall be permitted;

          (f) RPP USA may pay cash Dividends to Holdings so long as the proceeds thereof are promptly used by Holdings to either (x) pay operating expenses incurred in the ordinary course of business (including, without limitation, outside directors and professional fees, expenses and indemnities) and other similar corporate overhead costs and expenses or (y) pay cash Dividends to Acquisition Corp. so long as the proceeds thereof are promptly used by Acquisition Corp. to pay expenses incurred in the ordinary course of business and other similar corporate overhead costs and expenses, provided that the
                                                         --------
aggregate amount of all cash Dividends paid pursuant to this clause (f) shall not exceed $2,000,000 in any fiscal year of RPP USA;

          (g) RPP USA may pay cash Dividends to Holdings (and Holdings may pay cash Dividends to any direct or indirect parent company of Holdings which is the taxpayer for the consolidated group of which Holdings is a member) at the times and in the amounts necessary to enable Holdings (and/or such direct or indirect parent company) to pay its tax obligations; provided that (w) the aggregate
                                            --------
amount of cash Dividends paid pursuant to this clause (g) to enable Holdings (and/or such direct or indirect parent company) to pay Federal and state income taxes at any time shall not exceed the aggregate amount of such Federal and state income taxes equal to the lesser of (i) the aggregate amount of taxes actually owing by Holdings (determined as if Holdings was the ultimate taxpayer for its consolidated group) and (ii) the aggregate amount of taxes actually owing by such direct or indirect parent company, in each case at such time for the respective period, (x) any refunds received by Holdings (and/or such direct or indirect parent company) shall promptly be returned by Holdings (and/or such direct or indirect parent company to Holdings for return) to RPP USA, (y) Holdings may only pay Dividends pursuant to this clause (g) to pay any direct or indirect parent company's Federal and state income tax obligations and (z) at such time as Holdings is the ultimate taxpayer for its consolidated group, no further Dividends may be paid by Holdings pursuant to this clause (g); and

          (h) Holdings may pay regularly accruing Dividends with respect to Qualified Preferred Stock through the issuance of additional shares of Qualified Preferred Stock (but not in cash) in accordance with the terms of the documentation governing the same.

          9.07  Transactions with Affiliates and Unrestricted Subsidiaries.
                ----------------------------------------------------------
Holdings will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate of Holdings or any of its Subsidiaries or any of its Unrestricted Subsidiaries other than on terms and conditions substantially as favorable to Holdings or such Subsidiary as would be reasonably expected to be obtainable by Holdings or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided
           --------
that the following shall in any event be permitted: (a) the Transaction; (b) transactions by Holdings and its Subsidiaries to the extent expressly permitted by Sections 9.02, 9.04, 9.05 and 9.06; (c) so long as no Default or Event of Default is then in existence or would result therefrom, the payment, on a quarterly basis, of management fees to Apollo Group in an aggregate amount not to exceed $250,000 in any fiscal quarter of RPP USA pursuant to, and in accordance with the terms of, the Apollo Management Agreement, provided that (x)
                                                               --------
at any time a Default or an Event of Default is in existence and such management fees cannot be paid as provided above, such fees shall continue to accrue and may be paid at such time when all Defaults and Events of Default have been cured or waived and so long as no Default or Event of Default will exist immediately after giving effect to the payment thereof, and (y) to the extent that Apollo Group voluntarily defers any management fees otherwise payable to it in any fiscal quarter of RPP USA pursuant to the provisions above at a time when no Default or Event of Default exists, such deferred management fees may thereafter be payable to Apollo Group at any time so long as no Default or Event of Default is then in existence; (d) customary fees to non-officer directors of Holdings and its Subsidiaries; (e) Holdings and its Subsidiaries may enter into employment arrangements with respect to the procurement of services with their respective officers and employees in the ordinary course of business; (f) the payment on the Initial Borrowing Date of one time consulting and advisory fees to Apollo Group in an aggregate amount not to exceed $5,000,000; (g) the reimbursement of Apollo Group for its reasonable out-of-pocket expenses incurred in connection with performing management services to Holdings and its Subsidiaries pursuant to the Apollo Management Agreement or in connection with the Transaction; (h) so long as no Default or Event of Default is then in existence or would result therefrom, the payment to Apollo Group of merger advisory fees for each Permitted Acquisition in an amount not to exceed 1% of the fair market value of the business or assets acquired pursuant to such Permitted Acquisition (determined in good faith by senior management of Holdings); (i) the payment of consulting, management or other fees to RPP USA or any Subsidiary thereof that is a Credit Party by any of their respective Subsidiaries in the ordinary course of business; and (j) payments pursuant to Tax Allocation Agreements either (x) existing on the Initial Borrowing Date or
(y) amended, modified, changed or entered into in accordance with the requirements of Section 9.12(vii). In no event shall any management, consulting or similar fee be paid or payable by Holdings or any of its Subsidiaries to any Person that is an Affiliate of Holdings or any of its Subsidiaries except as specifically provided in this Section 9.07.

          9.08  Designated Senior Debt.  Neither Holdings nor any Borrower shall
                ----------------------
designate any Indebtedness (other than the Obligations) as "Designated Senior Debt" (or any similar term) (as defined in the Senior Subordinated Notes Indenture, the Holdings Contingent Seller Subordinated Note, the Holdings PIK Junior Subordinated Notes and, on and after the execution and delivery thereof, any agreement relating to Permitted Subordinated Indebtedness and Permitted Subordinated Refinancing Indebtedness).

          9.09  Consolidated Interest Coverage Ratio.  RPP USA will not permit
                ------------------------------------
the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of any fiscal quarter of RPP USA specified below to be less than the ratio set forth opposite such fiscal quarter below:

          Fiscal Quarter Ending               Ratio
          ---------------------               -----

          March 31, 2001                     1.60:1.0
          June 30, 2001                      1.60:1.0
          September 30, 2001                 1.60:1.0
          December 31, 2001                  1.60:1.0
          March 31, 2002                     1.60:1.0
          June 30, 2002                      1.60:1.0
          September 30, 2002                 1.60:1.0
          December 31, 2002                  1.65:1.0
          March 31, 2003                     1.65:1.0
          June 30, 2003                      1.65:1.0
          September 30, 2003                 1.65:1.0
          December 31, 2003                  1.75:1.0
          March 31, 2004                     1.75:1.0
          June 30, 2004                      1.75:1.0
          September 30, 2004                 1.75:1.0
          December 31, 2004                  1.80:1.0
          March 31, 2005                     1.80:1.0
          June 30, 2005                      1.80:1.0
          September 30, 2005                 1.80:1.0
          December 31, 2005                  2.00:1.0
          March 31, 2006                     2.00:1.0
          June 30, 2006                      2.00:1.0
          September 30, 2006                 2.00:1.0
          December 31, 2006                  2.25:1.0
          March 31, 2007                     2.25:1.0
          June 30, 2007                      2.25:1.0
          September 30, 2007                 2.25:1.0
          December 31, 2007                  2.35:1.0
          March 31, 2008                     2.50:1.0
          Thereafter                         2.50:1.0

Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 9.09 shall be made on a Pro Forma
                                                                     --- -----
Basis.

          9.10  Adjusted Total Leverage Ratio.  RPP USA will not permit the
                -----------------------------
Adjusted Total Leverage Ratio on the last day of any fiscal quarter of RPP USA specified below to exceed the respective ratio set forth opposite such fiscal quarter below:

               Fiscal Quarter Ending          Ratio
               ---------------------          -----

          March 31, 2001                     5.75:1.0
          June 30, 2001                      5.75:1.0
          September 30, 2001                 5.75:1.0
          December 31, 2001                  5.75:1.0

               Fiscal Quarter Ending          Ratio
               ---------------------          -----

          March 31, 2002                     5.75:1.0
          June 30, 2002                      5.75:1.0
          September 30, 2002                 5.75:1.0
          December 31, 2002                  5.25:1.0
          March 31, 2003                     5.25:1.0
          June 30, 2003                      5.25:1.0
          September 30, 2003                 5.25:1.0
          December 31, 2003                  5.00:1.0
          March 31, 2004                     5.00:1.0
          June 30, 2004                      5.00:1.0
          September 30, 2004                 5.00:1.0
          December 31, 2004                  4.75:1.0
          March 31, 2005                     4.75:1.0
          June 30, 2005                      4.75:1.0
          September 30, 2005                 4.75:1.0
          December 31, 2005                  4.50:1.0
          March 31, 2006                     4.50:1.0
          June 30, 2006                      4.50:1.0
          September 30, 2006                 4.50:1.0
          Thereafter                         4.00:1.0

Notwithstanding anything contrary contained above or elsewhere in this Agreement, (i) all calculations of compliance with this Section 9.10 shall be made on a Pro Forma Basis and (ii) in no event shall the Adjusted Total Leverage
          --- -----
Ratio be greater than the Maximum Permitted Acquisition Leverage Ratio upon the consummation of, and after giving effect on a Pro Forma Basis to, any Permitted
                                              --- -----
Acquisition.

          9.11  Capital Expenditures. (a) Holdings will not, and will not
                --------------------
permit any of its Subsidiaries to, make any Capital Expenditures, except that
(i) during the period from the Initial Borrowing Date through and including December 31, 2000, RPP USA and any of its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $10,000,000, and (ii) during any fiscal year set forth in the table below, RPP USA and any of its Subsidiaries may make Capital Expenditures, so long as the aggregate amount of such Capital Expenditures does not exceed in any fiscal year set forth below the sum of (x) the amount set forth opposite such fiscal year below plus (y) for
                                                                ----
each Acquired Business acquired after the Initial Borrowing Date and prior to the first day of the respective fiscal year set forth below, 25% of the Acquired EBITDA of such Acquired Business for the trailing twelve months of such Acquired Business immediately preceding its acquisition for which financial statements have been made available to RPP USA and the Lenders plus (z) for each Acquired
                                                    ----
Business acquired during the respective fiscal year, the amount for such Acquired Business specified in preceding clause (y) multiplied by a percentage, the numerator of which is the number of days in the fiscal year after the date of the respective acquisition and the denominator of which is 365 or 366, as the case may be (it being understood, however, that no IT Capital Expenditures may
                                  -------
be made pursuant to this clause (a) during any fiscal year prior to the fiscal year commencing on January 1, 2006):

                 Fiscal Year Ending                    Amount
                 ------------------                    ------

                 December 31, 2001                   $45,000,000
                 December 31, 2002                   $40,000,000
                 December 31, 2003                   $40,000,000
                 December 31, 2004                   $40,000,000
                 December 31, 2005                   $40,000,000
                 December 31, 2006                   $45,000,000
                 December 31, 2007                   $45,000,000
                 December 31, 2008                   $45,000,000


          (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by RPP USA and any of its Subsidiaries pursuant to clause (a) above in any fiscal year set forth in the table above (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by RPP USA and any of its Subsidiaries during such fiscal year, such excess (the "Rollover Amount") may be carried forward and utilized to make Capital Expenditures in succeeding fiscal years, provided that (i) in no
                                                      --------
event shall the Rollover Amount available to be utilized in any succeeding fiscal year exceed 50% of the applicable permitted scheduled Capital Expenditure amount as set forth in clause (a) above for the fiscal year by reference to which the Rollover Amount was determined and (ii) no IT Capital Expenditures may be made with any Rollover Amounts from any fiscal year ending prior to the fiscal year commencing on January 1, 2006.

          (c) Notwithstanding the foregoing, RPP USA and any of its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the insurance proceeds received by RPP USA or any of its Subsidiaries from any Recovery Event so long as such Capital Expenditures are used to replace or restore any properties or assets in respect of which such proceeds were paid or committed to be paid within 360 days following the date of the receipt of such insurance proceeds, in each case to the extent such insurance proceeds do not require, or result in, a mandatory repayment of Term Loans and/or a mandatory reduction to the Total Revolving Loan Commitment pursuant to Section 4.02(g).

          (d) Notwithstanding the foregoing, RPP USA and any of its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the Net Sale Proceeds of Asset Sales, to the extent such Net Sale Proceeds do not require, or result in, a mandatory repayment of Term Loans and/or a mandatory reduction to the Total Revolving Loan Commitment pursuant to Section 4.02(d) and such proceeds are reinvested as required by said Section 4.02(d).

          (e) Notwithstanding the foregoing, RPP USA and any of its Wholly-Owned Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) constituting Permitted Acquisitions effected in accordance with the requirements of Section 9.02(i).

          (f) Notwithstanding the foregoing, during the period from the Initial Borrowing Date through December 31, 2005, RPP USA and its Subsidiaries may make IT Capital Expenditures in an aggregate amount not to exceed $50,000,000 (which Capital Expenditures will not be included in any determination during such period under the foregoing clause (a)).

          9.12   Limitation on Voluntary Payments and Modifications of
                 -----------------------------------------------------
Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain
--------------------------------------------------------------------------------
Other Agreements; Issuances of Capital Stock; etc.  Holdings will not, and will
--------------------------------------------------
not permit any of its Subsidiaries to:

           (i) amend or modify, or permit the amendment or modification of, any provision of any Holdings Shareholder Subordinated Note or, after the incurrence or issuance thereof, any Qualified Preferred Stock, Disqualified Preferred Stock or Permitted Debt or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement, security agreement or certificate of designation) relating thereto in a manner that could reasonably be expected to in any way be adverse to the interests of the Lenders;

           (ii) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), or any prepayment or redemption as a result of any asset sale, excess cash flow recapture, change of control or similar event of, any Senior Subordinated Note (except, in the case of the Senior Subordinated Notes, through the issuance of Exchange Senior Subordinated Notes as contemplated in the definition of Senior Subordinated Notes and consistent with the requirements of the definition of Exchange Senior Subordinated Notes), any Permitted Subordinated Refinancing Indebtedness or any Permitted Subordinated Indebtedness; provided that, so
                                                              --------
     long as no Default or Event of Default then exists or would result therefrom, (x) any Senior Subordinated Notes may be refinanced with Permitted Subordinated Refinancing Indebtedness, and (y) the US Borrowers may repurchase the Senior Subordinated Notes on the open market in an aggregate principal amount for all purchases made pursuant to this clause
     (y) not to exceed $37,500,000 so long as the Adjusted Total Leverage Ratio is less than 4.0:1.0 on the last day of the Test Period most recently ended prior to the consummation of the respective repurchase (as set forth in the officer's certificate most recently delivered pursuant to Section 8.01(e));

           (iii) make (or give any notice in respect of) any principal or interest payment on, or any redemption or acquisition for value of, any Holdings Shareholder Subordinated Note, except to the extent permitted by
     Section 9.06(b);

           (iv) make (or give any notice in respect of) any voluntary, optional or mandatory payment or prepayment on or redemption or acquisition for value of (including, in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purposes of paying when due), any Holdings PIK Junior Subordinated Note or make any other payment in respect thereof (whether for principal, interest or other amounts) except as otherwise expressly permitted by Section 8.19; provided, however, (I) Holdings may redeem or retire
                      --------  -------
     outstanding Initial Holdings PIK Junior Subordinated Notes in connection with its assumption of Acquisition Corp. PIK Junior Subordinated Notes (or its exchange of such Initial Holdings PIK Junior Subordinated Notes for New Holdings PIK Junior Subordinated Notes) in a like amount (including, for this purpose, all principal and accrued and unpaid interest owing in respect of the Initial Holdings PIK Junior Subordinated Notes) so long as
     (i) no cash is paid by Holdings or any of its Subsidiaries in connection with such redemption, retirement or exchange, (ii) no Default or Event of Default then exists or would result therefrom and (iii) all of the economic terms and conditions, and all of the covenants, remedies, defaults and subordination provisions of the Acquisition Corp. PIK Junior Subordinated Notes so assumed (or the New Holdings PIK Junior Subordinated Notes issued in connection with such exchange, as the case may be) are substantially identical to all of such terms and conditions and all of the covenants, remedies, defaults and subordination provisions of the Initial Holdings PIK Junior Subordinated Notes (although (x) such terms and conditions and such other provisions may be more favorable to Holdings and the Lenders and (y) the interest rate thereon may be lower and the maturity thereof may be longer), and with all of the other terms and conditions to be reasonably acceptable to the Administrative Agent (unless such other terms and conditions are substantially identical to those contained in the Initial Holdings PIK Junior Subordinated Notes);

           (v) make (or give any notice in respect of) any voluntary, optional or mandatory payment or prepayment on or redemption or acquisition for value of (including, in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purposes of paying when due) the Holdings Contingent Seller Subordinated Note or make any other payment in respect thereof (whether for principal, interest or other amounts);

           (vi) amend or modify, or permit the amendment or modification of, any provision of any Senior Subordinated Note Document, any Holdings PIK Junior Subordinated Note or the Holdings Contingent Seller Subordinated Note except for any such amendment or modification that could not be adverse to the interests of the Lenders and which is expressly agreed to in writing by the Administrative Agent;

           (vii) amend, modify or change in any way which could reasonably be expected to be adverse to the interests of the Lenders in any material respect any Tax Allocation Agreement, any Management Agreement, any Equity Financing Document, any Recapitalization Document, its certificate or articles of incorporation (including, without limitation, by the filing or modification of any certificate of designation other than any certificates of designation relating to Qualified Preferred Stock or Disqualified Preferred Stock issued as permitted herein), by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or any agreement entered into by it, with respect to its capital stock or other equity interest (including any Shareholders' Agreement), or enter into any new Tax Allocation Agreement, Management Agreement or agreement with respect to its capital stock or other equity interest which could reasonably be expected to in any way be adverse to the interests of the Lenders or, in the case of any Management Agreement, which involves the payment by Holdings or any of its Subsidiaries of any amount which could give rise to a violation of this Agreement; provided that (x)
                                                             --------
     the foregoing clause shall not restrict the ability of Holdings and its Subsidiaries to amend their respective certificates of incorporation to authorize the issuance of capital stock otherwise permitted to be issued pursuant to the terms of this Agreement and (y) any amendment, modification or change to any Tax Allocation Agreement, and the entering into of any new Tax Allocation Agreement, shall, in each case, be reasonably satisfactory in form and substance to the Administrative Agent; or

          (viii) amend or modify, or permit the amendment or modification of, any of the mortgagee protective provisions contained in any lease governing any Real Property that is leased by Holdings or any of its Subsidiaries and is subject to a Mortgage or a collateral assignment in favor of the Collateral Agent.

          9.13    Limitation on Issuance of Capital Stock.  (a)  Holdings will
                  ---------------------------------------
not, and will not permit any of its Subsidiaries to, issue (i) any Preferred Stock (other than Preferred Stock issued pursuant to clauses (c) and (d) below) or any options, warrants or rights to purchase Preferred Stock or (ii) any redeemable common stock unless, in either case, the issuance thereof is, and all terms thereof are, satisfactory to the Required Lenders in their sole discretion.

          (b) Holdings will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of Holdings or any of its Subsidiaries in any class of the capital stock of such Subsidiaries, (iii) to qualify directors to the extent required by applicable law, (iv) Subsidiaries formed after the Initial Borrowing Date pursuant to Section 9.15 may issue capital stock in accordance with the requirements of Section 9.15 and (v) that Subsidiaries may issue common stock to RPP USA and its Subsidiaries in connection with any transaction permitted by
Section 9.05(p). All capital stock issued in accordance with this Section 9.13(b) shall, to the extent owned by any Credit Party and required by a Pledge Agreement, be delivered to the Collateral Agent for pledge pursuant to such Pledge Agreement.

          (c) Holdings may issue Disqualified Preferred Stock so long as (i) no Default or Event of Default then exists or would exist immediately after giving effect to the respective issuance, (ii) the aggregate liquidation preference for all Disqualified Preferred Stock issued after the Initial Borrowing Date pursuant to this Section 9.13(c) shall not to exceed, when combined with the aggregate principal amount of all then outstanding Indebtedness permitted by Section 9.04(o), $50,000,000, (iii) with respect to each issue of Disqualified Preferred Stock, the gross cash proceeds therefrom (or in the case of Disqualified Preferred Stock directly issued as consideration for a Permitted Acquisition, the fair market value thereof (as determined in good faith by Holdings) of the assets received therefor) shall not exceed the liquidation preference thereof at the time of issuance, (iv) calculations are made by RPP USA of compliance with the covenants contained in Sections 9.09 and
9.10 for the Calculation Period most recently ended prior to the date of the respective issuance of Disqualified Preferred Stock, on a Pro Forma Basis
                                                          --- -----
after giving effect to the respective issuance of Disqualified Preferred Stock, and such calculations shall show that such financial covenants would have been complied with if such issuance of Disqualified Preferred Stock had been consummated on the first day of the respective Calculation Period, and (v) RPP USA shall furnish to the Administrative Agent a certificate by an Authorized Officer of RPP USA certifying to the best of such officer's knowledge as to compliance with the requirements of this Section 9.13(c) and containing the pro
                                                                            ---
forma calculations required by preceding clause (iv).
-----


          (d) Holdings may issue Qualified Preferred Stock (x) in payment of regularly accruing dividends on theretofore outstanding shares of Qualified Preferred Stock as contemplated by Section 9.06(h) and (y) so long as, with respect to each other issue of Qualified Preferred Stock, Holdings receives reasonably equivalent consideration (as determined in good faith by Holdings).

          9.14  Limitation on Certain Restrictions on Subsidiaries.  Holdings
                --------------------------------------------------
will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, any encumbrance or restriction on the ability of any such Subsidiary to (x) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Holdings or any Subsidiary of Holdings, or pay any Indebtedness owed to Holdings or a Subsidiary of Holdings,
(y) make loans or advances to Holdings or any Subsidiary of Holdings or (z) transfer any of its properties or assets to Holdings or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the provisions contained in the Existing Indebtedness, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Holdings or a Subsidiary of Holdings entered into in the ordinary course of business and consistent with past practices, (v) customary provisions restricting assignment of any contract entered into by Holdings or any Subsidiary of Holdings in the ordinary course of business, (vi) any agreement or instrument governing Permitted Acquired Debt, which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the properties or assets of the Person acquired pursuant to the respective Permitted Acquisition and so long as the respective encumbrances or restrictions were not created (or made more restrictive) in connection with or in anticipation of the respective Permitted Acquisition, (vii) customary provisions restricting the assignment of licensing agreements, management agreements or franchise agreements entered into by Holdings or any of its Subsidiaries in the ordinary course of business, (viii) restrictions applicable to any Joint Venture that is a Subsidiary existing at the time of the acquisition thereof as a result of an Investment pursuant to Section 9.05 or a Permitted Acquisition effected in accordance with Section 8.14, provided that
                                                                --------
the restrictions applicable to the respective such Joint Venture are not made worse, or more burdensome, from the perspective of Holdings and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective Investment or Permitted Acquisition, (ix) any restriction or encumbrance with respect to a Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary is permitted under this Agreement, (x) restrictions on the transfer of any asset pending the close of the sale of such asset so long as such sale is permitted under this

Agreement, (xi) the documentation governing Permitted Debt (other than Permitted Acquired Debt) so long as such restrictions are no more restrictive than those contained in the Senior Subordinated Note Documents, (xii) the Senior Subordinated Note Documents, (xiii) restrictions on the transfer of assets securing purchase money obligations and Capitalized Lease Obligations otherwise permitted hereunder, and (xiv) customary net worth provisions contained in Real Property leases entered into by Subsidiaries of RPP USA with Persons other than Shell so long as RPP USA has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of RPP USA and its Subsidiaries to meet their ongoing obligations (including those under this Agreement and under the Senior Subordinated Notes).

          9.15  Limitation on the Creation of Subsidiaries, Joint Ventures and
                --------------------------------------------------------------
Unrestricted Subsidiaries.  (a)  Notwithstanding anything to the contrary
-------------------------
contained in this Agreement, Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Initial Borrowing Date any Subsidiary or Unrestricted Subsidiary (other than Joint Ventures permitted to be established in accordance with the requirements of Section 9.05(l)); provided that (A) RPP USA, any of its Wholly-Owned Subsidiaries and any
--------
Unrestricted Subsidiary shall be permitted to establish, create or acquire an Unrestricted Subsidiary, so long as (i) if an Unrestricted Subsidiary is established, created or acquired by a Credit Party, the capital stock or other equity interests of such new Unrestricted Subsidiary that is owned by such Credit Party shall be pledged as, and to the extent, required pursuant to the relevant Pledge Agreement and the certificates (if any) representing such stock or other equity interests, together with appropriate powers duly executed in blank, shall be delivered to the Collateral Agent, and (ii) all Investments by RPP USA and its Subsidiaries in, or to acquire, any Unrestricted Subsidiary (including as a result of the designation thereof as provided in the definition of Unrestricted Subsidiary) are permitted pursuant to Section 9.05(l), (B) RPP USA and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as, in each case, (i) at least 10 days' prior written notice thereof is given to the Administrative Agent (or such shorter period of time as is acceptable to the Administrative Agent), (ii) the capital stock or other equity interests of such new Subsidiary are promptly pledged pursuant to, and to the extent required by, this Agreement and the applicable Pledge Agreement and the certificates, if any, representing such stock or other equity interests, together with stock or other appropriate powers duly executed in blank, are delivered to the Collateral Agent, (iii) in the case of a Domestic Subsidiary, such new Domestic Subsidiary promptly executes a counterpart of the US Subsidiaries Guaranty, the Foreign Subsidiaries Guaranty, the US Pledge Agreement or US Pledge Agreements and the US Security Agreement, (iv) in the case of any Foreign Subsidiary, such new Foreign Subsidiary promptly executes a counterpart of (x) the Foreign Subsidiaries Guaranty and, to the extent required by Section 8.11(a), the applicable Security Documents and (y) the Credit Documents required to be executed by a new Domestic Subsidiary pursuant to preceding clause (iii) to the extent required by Section 8.12, and (v) to the extent requested by the Administrative Agent or the Required Lenders, such new Subsidiary takes all actions required pursuant to Section 8.11 and (C) Subsidiaries may be acquired pursuant to Permitted Acquisitions so long as, in each such case, (i) with respect to each Domestic Subsidiary and each Wholly-Owned Foreign Subsidiary acquired pursuant to a Permitted Acquisition, the actions specified in preceding clauses (B) and (C), as applicable, shall be taken and (ii) with respect to each Subsidiary which is acquired pursuant to a Permitted Acquisition, all capital stock or other equity interests thereof owned by any Credit Party shall be pledged pursuant to the applicable Pledge Agreement. In addition, each new Subsidiary that is required to execute any Credit Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Initial Borrowing Date.

          (b) Holdings will not, nor will Holdings permit any of its Subsidiaries to, enter into any Joint Venture, except to the extent permitted by
Section 9.05(l).

          SECTION 10.  Events of Default.  Upon the occurrence of any of the
                       -----------------
following specified events (each, an "Event of Default"):

          10.01  Payments.  Any Borrower shall (i) default in the payment when
                 --------
due of any principal of the Loans or (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any Unpaid Drawing (or any interest thereon), any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

          10.02  Representations, etc.  Any representation, warranty or
                 ---------------------
statement made or deemed made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          10.03  Covenants.  Any Credit Party shall (a) default in the due
                 ---------
performance or observance by it of any term, covenant or agreement contained in
Section 8.01(f)(i), 8.10, 8.13, 8.14, 8.17, 8.19 or 9, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 10.01, 10.02 or clause (a) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after notice to the defaulting party by the Administrative Agent or the Required Lenders; or

          10.04  Default Under Other Agreements.  (a)  Holdings or any of its
                 ------------------------------
Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or
(b) any Indebtedness (other than the Obligations) of Holdings or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof; provided that it shall
                                                         --------
not constitute an Event of Default pursuant to clause (a) or (b) of this Section
10.04 unless
the principal amount of any one issue of such Indebtedness, or the aggregate amount of all such Indebtedness referred to in clauses (a) and (b) above, exceeds $5,000,000 at any one time; or

          10.05  Bankruptcy, etc.  Holdings or any of its Subsidiaries shall
                 ----------------
commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings or any of its Subsidiaries and the petition is not controverted within 20 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries; or Holdings or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries; or there is commenced against Holdings or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or Holdings or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any Company action is taken by Holdings or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

          10.06  ERISA.  (a)  (i)  Any Plan shall fail to satisfy the minimum
                 -----
funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, (ii) a Reportable Event shall have occurred, (iii) a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur within the following 30 days, (iv) any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed under Section 4042 of ERISA to administer such Plan, (v) any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, (vi) any Plan shall have an Unfunded
Current Liability, (vii) a contribution required to be made by Holdings or any Subsidiary of Holdings with respect to a Plan, a Multiemployer Plan or a Foreign Pension Plan has not been timely made, (viii) Holdings or any Subsidiary of Holdings has incurred or is likely to incur any liability to or on account of a Plan or Multiemployer Plan under Section 409, 502(i) or 502(1) of ERISA or
Section 4975 of the Code, (ix) Holdings or any Subsidiary of any Holdings or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 4062, 4063, 4064, 4069 of ERISA or Section 401(a)(29) or 4971 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code (other than for the provision of benefits in accordance with such Section), (x) Holdings or any Subsidiary of Holdings or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Multiemployer Plan under Section 515, 4201, 4204 or 4212 of ERISA or (xi) Holdings or any

Subsidiary of Holdings has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or pursuant to any Plan or Foreign Pension Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; or

          10.07  Security Documents.  (a)  Any Security Document shall cease to
                 ------------------
be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.03), and subject to no other Liens (except as permitted by Section 9.03), or (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond any cure or grace period specifically applicable thereto pursuant to the terms of any such Security Document; or

          10.08  Guaranties.  Any Guaranty or any provision thereof shall cease
                 ----------
to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

          10.09  Judgments.  One or more judgments or decrees shall be entered
                 ---------
against Holdings or any of its Subsidiaries involving a liability (to the extent not paid or not fully covered by insurance) in excess of $5,000,000 for all such judgments and decrees and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

          10.10  Ownership.  A Change of Control Event shall have occurred;
                 ---------

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of any Agent or any Lender to enforce its claims against any Guarantor or any Borrower, except as otherwise specifically provided for in this Agreement (provided that if an
                                                          --------
Event of Default specified in Section 10.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i), (ii) and (iii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable by the Borrowers without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; (v) direct the US Borrowers to pay (and the US Borrowers hereby agree upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 10.05, to pay) to the Collateral Agent at the applicable Payment Office such additional amounts of cash, to be held as security for the US Borrowers' reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding; and (vi) apply any cash collateral as provided in Section 4.02.

          SECTION 11.  Definitions.  As used herein, the following terms shall
                       -----------
have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

          "A Euro Scheduled Repayment" shall have the meaning provided in
Section 4.02(b).

          "A Euro Term Loan" shall have the meaning provided in Section 1.01(a).

          "A Euro Term Loan Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "A Euro Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 10.

          "A Euro Term Loan Maturity Date" shall mean November 14, 2006.

          "A Euro Term Note" shall have the meaning provided in Section 1.05(a).

          "A Euro TL Percentage" shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate Principal Amount of all A Euro Term Loans outstanding at such time, and the denominator of which is equal to the sum of the aggregate Principal Amount of all Term Loans outstanding at such time.

          "Acquired Business" shall mean any Person or business, division or product line acquired pursuant to a Permitted Acquisition.

          "Acquired EBITDA" shall mean, for any Acquired Business for any period, the Consolidated EBITDA as determined for such Acquired Business on a basis substantially the same (with necessary reference changes) as provided in the first sentence of the definition of Consolidated EBITDA contained herein (without giving effect to the proviso thereto), except that (i) all references therein and in the component definitions used in determining Consolidated EBITDA to "RPP USA and its Subsidiaries" shall be deemed to be references to the respective Acquired Business and (ii) the adjustments contained in clause (ii) of the first sentence of the definition of Consolidated EBITDA shall not be made. All calculations of Acquired EBITDA shall be made on a Pro Forma Basis
                                                              --- -----
(for such purpose treating (x) each reference to "Consolidated EBITDA" contained in the definition of Pro Forma Basis as if it were a reference
                     --- -----
to "Acquired EBITDA," (y) clause (v) of said definition as if same applied to a determination of Acquired EBITDA for purposes of Section 9.11, and (z) the text "the two fiscal quarters comprising the respective Test Period" appearing in clause (v) of said definition as if same were a reference to "the trailing twelve month period immediately preceding the respective Permitted Acquisition" and disregarding subclauses (y) and (z) of clause (v) of said definition).

          "Acquired Person" shall have the meaning provided in the definition of Permitted Acquisition.

          "Acquisition" shall have the meaning provided in Section 5.08(a).

          "Acquisition Corp." shall mean RPP Holdings, LLC, a Delaware limited liability company.

          "Acquisition Corp. PIK Junior Subordinated Notes" shall mean unsecured pay-in-kind junior subordinated promissory notes issued by Acquisition Corp. in connection with the Transaction, all of which notes (i) shall not have any maturities, amortizations, sinking fund payments or similar requirements prior to November 14, 2012 and shall not be guaranteed or supported in any way by Holdings (until same is assumed by Holdings as permitted by Section 9.12(iv)) or by any Subsidiary of Holdings and (ii) shall have economic terms and conditions and covenants, remedies, defaults and subordination provisions substantially identical to the terms and conditions and the covenants, remedies, defaults and subordination provisions contained in the Initial Holdings PIK Junior Subordinated Notes (although (x) such terms and conditions and such other provisions may be more favorable to Holdings and the Lenders and (y) the interest rate thereon may be lower and the maturity thereof may be longer), and with all of the other terms and conditions to be reasonably acceptable to the Administrative Agent (unless such other terms and conditions are substantially identical to those contained in the Initial Holdings PIK Junior Subordinated Notes).

          "Additional Security and Guaranty Documents" shall have the meaning provided in Section 8.11.

          "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period plus, without duplication, (i) the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense but excluding any net non-cash charges reflected in Adjusted Consolidated Working Capital) and net non-cash losses which were included in arriving at Consolidated Net Income for such period less (ii) the amount of all net non-cash
                                        ----
gains (exclusive of items reflected in Adjusted Consolidated Working Capital) included in arriving at Consolidated Net Income for such period.

          "Adjusted Consolidated Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

          "Adjusted Excess Cash Flow" shall mean, for any period, the remainder of (i) Excess Cash Flow for such period minus (ii) the product of (x) the
                                        -----
aggregate amount of principal repayments of Loans to the extent (and only to the extent) that such repayments were made as a voluntary prepayment pursuant to
Section 4.01 with internally generated funds (but in a case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a corresponding voluntary reduction to the Total Revolving Loan Commitment) during such period multiplied by (y) (A) at any time the Applicable Excess Cash
                   ----------
Flow Percentage then in effect is equal to 75%, 4/3, and (B) at any time the Applicable Excess Cash Flow Percentage then is effect is equal to 50%, 2.

          "Adjusted Senior Leverage Ratio" shall mean the Adjusted Total Leverage Ratio, except that references to "Consolidated Debt" and "Adjusted Total Leverage Ratio" therein shall instead be references to "Consolidated Senior Debt" and "Adjusted Senior Leverage Ratio," respectively.

          "Adjusted Total Leverage Ratio" shall mean, on any date, the ratio of
(i) Consolidated Debt on such date to (ii) Consolidated EBITDA for the Test Period most recently ended on or prior to such date. All calculations of the Adjusted Total Leverage Ratio shall be made on a Pro Forma Basis, with
                                                 --- -----
determinations of Adjusted Total Leverage Ratio to give effect to all adjustments (including, without limitation, those specified in clauses (iv) and
(v)) contained in the definition of "Pro Forma Basis" contained herein.
                                     --- -----

          "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 12.10.

          "Affected Loans" shall have the meaning provided in Section 4.02(j).

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person; provided, however, that (i) for purposes of Section
                          --------  -------
9.07 and except as otherwise provided in clause (ii) of this proviso, an Affiliate of Holdings shall include any Person that directly or indirectly owns more than 5% of any class of the capital stock of Holdings and any officer or director of Holdings or any such Person, and (ii) Shell shall not be deemed to be an Affiliate of Holdings and its Subsidiaries so long as Shell does not own at any time an aggregate amount greater than 15% of the outstanding capital stock of Holdings.

          "Agent" shall mean, except as otherwise provided in Section 12, any or all of the Administrative Agent, the Syndication Agent and the Documentation Agent, as the context may require.

          "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, restated, amended and/or supplemented.

          "Apollo Group" shall mean Apollo Management IV, L.P., a Delaware limited partnership and its Affiliates.

          "Apollo Management Agreement" shall mean the management agreement, dated as of November 14, 2000, between Apollo Management IV, L.P. and RPP USA, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Applicable Commitment Fee Percentage" and "Applicable Margin" initially shall mean a percentage per annum equal to (i) in the case of A Euro Term Loans and Revolving Loans maintained as (x) Base Rate Loans, 2.00%, and (y) Euro Rate Loans, 3.00%, (ii) in the case of B Term Loans maintained as (x) Base Rate Loans, 2.75%, and (y) Eurodollar Loans, 3.75%, (iii) in the case of Dollar Swingline Loans, 2.00%, (iv) in the case of Euro Swingline Loans, 3.00%, and (v) in the case of the Commitment Fee, 0.50%. From and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating a different margin than that described in the immediately preceding sentence (each, a "Start Date") to and including the applicable End Date described below, the Applicable Margin and/or the Applicable Commitment Fee Percentage shall (subject to any adjustment pursuant to the immediately succeeding paragraph) be that set forth below opposite the Total Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

------------------------------------------------------------------------------------------------------------------------------
                                            Revolving
                                            Loans and
                                            Swingline
                                            Loans Main-
                      A Euro Term           tained as Base
                      Loans and             Rate Loans,
                      Revolving             and, as              B Term Loans        B Term Loans
                      Loans and             provided in          Maintained as       Maintained as       Applicable
Total Leverage        Swingline             Section 1.14,        Eurodollar          Base                Commitment
Ratio                 Loans Main-           Euro Loans           Loans               Rate Loans          Fee
                      tained as Euro        Maintained as
                      Rate Loans            Base Rate
                                            Loans
------------------------------------------------------------------------------------------------------------------------------
Greater than               3.00%                2.00%                3.75%                2.75%                0.500%
3.75:1.00
------------------------------------------------------------------------------------------------------------------------------
Less than or equal         2.75%                1.75%                3.75%                2.75%                0.500%
to 3.75:1.00 but
greater than
3.25:1.00
------------------------------------------------------------------------------------------------------------------------------
Less than or equal         2.50%                1.50%                3.75%                2.75%                0.375%
to 3.25:1.00 but
greater than
2.75:1.00
------------------------------------------------------------------------------------------------------------------------------
Less than or equal         2.25%                1.25%                3.50%                2.50%                0.375%
to 2.75:1.00
------------------------------------------------------------------------------------------------------------------------------

The Total Leverage Ratio shall be determined based on the delivery of a certificate of RPP USA by an Authorized Officer of RPP USA to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 45 days of the last day of any fiscal quarter of RPP USA, which certificate shall set forth the calculation of the Total Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date (but determined on a Pro Forma Basis to give effect to any Permitted
                          --- -----
Acquisition or Subsidiary Redesignation effected on or prior to the date of the delivery of such certificate) and the Applicable Margins and the Applicable Commitment Fee Percentage which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences); provided
                                                                       --------
that at the time of the consummation of any Permitted Acquisition or Subsidiary Redesignation or any issuance of Permitted Debt or Disqualified Preferred Stock, an Authorized Officer of RPP USA shall deliver to the Administrative Agent a certificate setting forth the calculation of the Total Leverage Ratio on a Pro
                                                                           ---
Forma Basis as of the last day of the last Calculation Period ended prior to the
-----
date on which such Permitted Acquisition or Subsidiary Redesignation is consummated or such Permitted Debt or Disqualified Preferred Stock is/are issued for which financial statements have been made available (or were required to be made available) pursuant to Section 8.01(b) or (c), as the case may be, and the date of such consummation shall be deemed to be a Start Date and the Applicable Margins and the Applicable Commitment Fee Percentage which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentence) shall be based upon the Total Leverage Ratio as so calculated. The Applicable Margins and the Applicable Commitment Fee Percentage so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earliest of (x) the date on which the next certificate is delivered to the Administrative Agent, (y) the date on which the next Permitted Acquisition or Subsidiary Redesignation is consummated or Permitted Debt or Disqualified Preferred Stock is/are issued or (z) the date which is 45 days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the "End Date"), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Applicable Margins and/or Applicable Commitment Fee Percentage (and thus commencing a new Start Date), the Applicable Margins and the Applicable Commitment Fee Percentage shall be those set forth in the table above determined as if the Total Leverage Ratio were greater than 3.75:1.00 (such Applicable Margins and/or Applicable Commitment Fee Percentage as so determined, the "Highest Applicable Margins"). Notwithstanding anything to the contrary contained above in this definition, (x) the Applicable Margins and the Applicable Commitment Fee Percentage shall be the Highest Applicable Margins at all times during which there shall exist any Default or Event of Default, and
(y) prior to the date of delivery of the financial statements pursuant to
Section 8.01(c) for the fiscal quarter ended June 30, 2001, in no event shall the Applicable Margins and the Applicable Commitment Fee Percentage be less than those described in the first sentence of this definition.

          "Applicable Excess Cash Flow Percentage" shall mean, with respect to any Excess Cash Flow Payment Date, 75%; provided that so long as no Default or
                                        --------
Event of Default is then in existence, if on the last day of the relevant Excess Cash Flow Payment Period, the Adjusted Total Leverage Ratio for the Test Period then most recently ended (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section

8.01(e)) (i) is less than 3.25:1.00 but greater than or equal to 2.75:1.00, then the Applicable Excess Cash Flow Percentage shall instead be 50% or (ii) is less than 2.75:1.00, then the Applicable Excess Cash Flow Percentage shall instead be 0%.

          "Applicable Prepayment Percentage" shall mean, at any time, (i) for purposes of Section 4.02(d), 100%, provided that if at any time the Adjusted
                                   --------
Total Leverage Ratio is less than 3.25:1.00 (as established pursuant to the officer's certificate last delivered (or required to be delivered) pursuant to
Section 8.01(e)), the Applicable Prepayment Percentage shall instead be 75%,
(ii) for purposes of Section 4.02(e), 100%, provided that, in the case of the
                                            --------
issuance of unsecured Indebtedness only, if at any time the Adjusted Total Leverage Ratio is less than 3.25:1.00 (as established pursuant to the officer's certificate last delivered (or required to be delivered) pursuant to Section 8.01(e)), the Applicable Prepayment Percentage shall instead be 75%, and (iii) for purposes of Section 4.02(f), 50%, provided that if at any time the Adjusted
                                      --------
Total Leverage Ratio is less than 3.25:1.00 (as established pursuant to the officer's certificate last delivered (or required to be delivered) pursuant to
Section 8.01(e)), the Applicable Prepayment Percentage shall instead be 0%. Notwithstanding anything to the contrary in this definition, at any time that a Default or an Event of Default is then in existence, the Applicable Prepayment Percentage for purposes of (x) Sections 4.02(d) and (e) shall be 100% and (y)
Section 4.02(f) shall be 50%.

          "Approved Currency" shall mean (i) in the case of the US Borrowers, Dollars and, in the case of incurrences of Revolving Loans by the US Borrowers, also Euros, (ii) in the case of the Dutch Borrower, Euros and, in the case of incurrences of Revolving Loans or Swingline Loans by the Dutch Borrower, also Dollars, and (iii) in the case of Letters of Credit, Dollars and Euros.

          "Asset Sale" shall mean any sale, transfer or other disposition by Holdings or any of its Subsidiaries to any Person other than Holdings or any Wholly-Owned Subsidiary of Holdings of any asset (including, without limitation, any capital stock or other securities of another Person, but excluding the sale by such Person of its own capital stock) of Holdings or such Subsidiary other than (i) sales, transfers or other dispositions of inventory made in the ordinary course of business, (ii) dispositions or transfers arising out of, or in connection with, the events described in clauses (i) and (ii) of the definition of Recovery Event, (iii) any sale or other disposition of Cash Equivalents in the ordinary course of business, (iv) any merger, consolidation or liquidation permitted by Sections 9.02(g) and (h), (v) any transfer of assets permitted pursuant to Section 9.02(e), (f) or (l), (vi) any transaction permitted pursuant to Section 9.02(k), (vii) any sale permitted pursuant to
Section 9.02(o) and (viii) any other sales and dispositions that generate Net Sale Proceeds of less than $750,000 in the aggregate in any fiscal year of RPP USA.

          "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit L (appropriately completed).

          "Associated Costs" shall mean the cost imputed to each Lender of compliance with (a) the cash ratios and special deposit requirements of the Bank of England and/or the banking supervision or other costs imposed by the Financial Services Authority, as determined in accordance with Schedule XI, and (b) any reserve asset requirements of the European Central Bank.

          "Authorized Officer" shall mean, with respect to (i) the delivery of Notices of Borrowing, Notices of Conversion, Letter of Credit Requests and similar notices, the chief financial officer, the chief operating officer, any treasurer or other financial officer of the applicable Borrower, (ii) delivery of financial information and officer's certificates pursuant to this Agreement, the chief operating officer, the chief financial officer, any treasurer or other financial officer of Holdings or RPP USA, as the case may be, and (iii) any other matter in connection with this Agreement or any other Credit Document, any officer (or a person or persons so designated by any two officers) of the applicable Credit Party, in each case to the extent reasonably acceptable to the Administrative Agent. For purposes of clause (i) above in this definition, US Finance Corp., by its execution and delivery of this Agreement, irrevocably appoints and authorizes an Authorized Officer of RPP USA from time to time as its Authorized Officer to deliver such notices on its behalf.

          "Available Basket Amount" shall mean, on any date of determination, an amount equal to the sum of (i) $30,000,000 minus (ii) the aggregate amount of
                                           -----
Investments made (including for such purpose the fair market value of any assets contributed to any Joint Venture or Unrestricted Subsidiary (as determined in good faith by senior management of Holdings), net of Indebtedness and, without duplication, Capitalized Lease Obligations assigned to, and assumed by, the respective Joint Venture or Unrestricted Subsidiary in connection therewith) pursuant to Section 9.05(l) after the Effective Date, minus (iii) the aggregate
                                                      -----
amount of Indebtedness or other obligations (whether absolute, accrued, contingent or otherwise and whether or not due) of any Joint Venture or Unrestricted Subsidiary for which Holdings or any of its Subsidiaries (other than the respective Joint Venture or Unrestricted Subsidiary) is liable, minus
                                                                         -----
(iv) all payments made by Holdings or any of its Subsidiaries (other than the respective Joint Venture or Unrestricted Subsidiary) in respect of Indebtedness or other obligations of the respective Joint Venture or Unrestricted Subsidiary (including, without limitation, payments in respect of obligations described in preceding clause (iii)) after the Effective Date, plus (v) the amount of any
                                                  ----
increase to the Available Basket Amount made after the Effective Date in accordance with the provisions of Section 9.05(l), plus (vi) in the case of any
                                                   ----
Subsidiary Redesignation, an amount equal to the lesser of (A) the aggregate amount of all cash Investment theretofore made in the Unrestricted Subsidiary subject to such Subsidiary Redesignation (less any increases in the Available Basket Amount theretofore made in accordance with the provisions of Section 9.05(l) which were attributable to such Unrestricted Subsidiary) and (B) the fair market value (as determined in good faith by RPP USA) of the assets of such Unrestricted Subsidiary (net of all consolidated Indebtedness and other consolidated obligations of such Unrestricted Subsidiary). In connection with the foregoing, it is understood that the acquisition of an Acquired Person which has ownership interests in one or more Joint Ventures, pursuant to a Permitted Acquisition effected in accordance with the relevant requirements of this Agreement shall not be deemed to constitute an Investment pursuant to Section 9.05(l) and the Available Basket Amount shall not be reduced as a result of the payment of consideration owing to effect the Permitted Acquisition (although the Available Basket Amount would be affected to the extent preceding clauses (iii) or (iv) apply with respect to the Joint Venture so acquired or to the extent additional Investments are made in the respective Joint Venture pursuant to Section 9.05(l)).

          "B Lenders" shall have the meaning provided in Section 4.02(l).

          "B Scheduled Repayment" shall have the meaning provided in Section 4.02(c).

          "B Term Loan" shall have the meaning provided in Section 1.01(b).

          "B Term Loan Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "B Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 10.

          "B Term Loan Maturity Date" shall mean November 14, 2008.

          "B Term Note" shall have the meaning provided in Section 1.05(a).

          "B TL Percentage" shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate Principal Amount of all B Term Loans outstanding at such time, and the denominator of which is equal to the sum of the aggregate Principal Amount of all Term Loans outstanding at such time.

          "Bankruptcy Code" shall have the meaning provided in Section 10.05.

          "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (y) the Prime Lending Rate.

          "Base Rate Loan" shall mean (i) each Dollar Swingline Loan and (ii) each other Dollar Loan designated or deemed designated as such by the US Borrowers or the Dutch Borrower, as the case may be, at the time of the incurrence thereof or conversion thereto.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrowing" shall mean and include (i) the borrowing of Swingline Loans from the Swingline Lender on a given date and (ii) the borrowing of one Type of Loan pursuant to a single Tranche by the US Borrowers or the Dutch Borrower, as the case may be, from all of the Lenders having Commitments with respect to such Tranche on a pro rata basis on a given date (or resulting from
                             --- ----
conversions on a given date), having in the case of Euro Rate Loans the same Interest Period; provided that Base Rate Loans incurred pursuant to Section
                 --------
1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) or (iii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close, (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day as described in clause (i) above and which is also a day for trading by and between banks in U.S. dollar deposit in the interbank Eurodollar market, and (iii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Euro Loans, any day which is a Business Day described in clause (i) above and which is also (x) a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) Payment System is open and (y) not a day which in London, England shall be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

          "Calculation Period" shall mean the period of four consecutive fiscal quarters of RPP USA (taken as one accounting period) most recently ended prior to the date of the respective Permitted Acquisition or Subsidiary Redesignation, as the case may be.

          "Capital Expenditures" shall mean, with respect to any Person, for any period, all expenditures by such Person which should be capitalized in accordance with GAAP during such period, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with GAAP) and, without duplication, the amount of all Capitalized Lease Obligations incurred by such Person during such period.

          "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of RPP USA or any of its Subsidiaries, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

          "Cash Equivalents" shall mean, as to any Person, (i) Dollars and, in the case of any Foreign Subsidiaries of RPP USA, Euros and such local currencies held by them from time to time in the ordinary course of business, (ii) securities issued or directly and fully guaranteed or insured by the United States, Germany, Spain, Great Britain, Belgium and The Netherlands or any agency or instrumentality thereof (provided that the full faith and credit of the
                            --------
respective country is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) time deposits, certificates of deposit, eurodollar time deposits and bankers' acceptances of any Lender or any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $250,000,000 and having a long-term unsecured debt rating of at least "A" or the equivalent thereof from S&P or "A2" or the equivalent thereof from Moody's, with maturities of not more than six months from the date of acquisition by such Person, (iv) repurchase agreements with a term of not more than 30 days, involving securities of the types described in preceding clause (ii), and entered into with commercial banks meeting the requirements of preceding clause (iii), (v) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than six months after the date of acquisition by such Person, (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (ii) through (v) above and (vii) overnight deposits and demand deposit accounts (in the respective local currencies) maintained in the ordinary course of business.

          "Change of Control Event" shall mean, (I) at any time prior to the consummation of a Qualified IPO, (a) Apollo Group shall cease to own on a fully diluted basis in the aggregate at least 35% of the economic and voting interest in Holdings' capital stock (for such purpose excluding any Qualified Preferred Stock and any Disqualified Preferred Stock, in each case to the extent same is not Voting Stock) or (b) Apollo Group, together with the Management Participants and other investors which own shares of Holdings Common Stock on the Initial Borrowing Date (and/or other investors which will acquire such shares from Apollo Group within 30 days after the Initial Borrowing Date and have been identified to the Administrative Agent prior to the Initial Borrowing Date), shall cease to own on a fully diluted basis in the aggregate at least a majority of the outstanding Voting Stock of Holdings or (c) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date), other than the Permitted Holders, shall (A) have acquired, directly or indirectly, beneficial ownership on a fully diluted basis of a percentage of the voting and/or economic interest in Holdings' capital stock that exceeds the percentage of the voting and/or economic interest in Holdings' capital stock then beneficially owned, directly or indirectly, on a fully diluted basis by Apollo Group or (B) obtained the power (whether or not exercised) to elect a majority of Holdings' directors or (d) the Board of Directors of Holdings shall cease to consist of a majority of Continuing Directors or (e) a "change of control" or similar event shall occur as provided in any Senior Subordinated Note Document, any Holdings PIK Junior Subordinated Note, the Holdings Contingent Seller Subordinated Note, Permitted Debt, Disqualified Preferred Stock, Qualified Preferred Stock or the documentation governing the same, to the extent the outstanding principal amount or liquidation preference, as the case may be, of such Permitted Debt, Disqualified Preferred Stock or Qualified Preferred Stock exceeds $10,000,000 or (II) at any time after a Qualified IPO, (a) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date), other than the Permitted Holders, shall have acquired beneficial ownership of 25% or more on a fully diluted basis of the voting and/or economic interest in Holdings' capital stock and Apollo Group shall own less than such Person or "group" on a fully diluted basis of the economic and voting interest in Holdings' capital stock or (b) the Board of Directors of Holdings shall cease to consist of a majority of Continuing Directors or (c) a "change of control" or similar event shall occur as provided in any Senior Subordinated Note Document, any Holdings PIK Junior Subordinated Note, the Holdings Contingent Seller Subordinated Note or any Permitted Debt, Disqualified Preferred Stock, Qualified Preferred Stock or the documentation governing the same to the extent the outstanding principal amount or liquidation preference, as the case may be, of such Existing Indebtedness, Permitted Debt, Disqualified Preferred Stock or Qualified Preferred Stock exceeds $10,000,000 or (III) at any time Holdings shall cease to own on a fully diluted basis 100% of the economic and voting interest in RPP USA's membership interests or RPP USA shall cease to own (either directly or through one or more Wholly-Owned Subsidiaries) on a fully diluted basis 100% of the capital stock of the Dutch Borrower.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Section references to the Code are to the

Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

          "Collateral" shall mean all property (whether real or personal, movable or immovable) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Property and all cash and Cash Equivalents delivered as collateral pursuant to any Credit Document.

          "Collateral Agent" shall mean Morgan Stanley & Co. Incorporated (or another affiliate thereof) acting as collateral agent for the Secured Creditors.

          "Commitment" shall mean any of the commitments of any Lender, i.e.,
                                                                        ----
whether the A Euro Term Loan Commitment, B Term Loan Commitment or the Revolving Loan Commitment.

          "Commitment Fee" shall have the meaning provided in Section 3.01(a).

          "Commodity Agreement" shall mean any commodity futures contract, commodity option or other similar agreement or arrangement entered into by RPP USA or any Subsidiary of RPP USA designed to protect RPP USA or any of its Subsidiaries against fluctuations in the price of the commodities at the time used in the ordinary course of business of RPP USA or any of its Subsidiaries.

          "Company" shall mean any corporation, limited liability company, partnership or other business entity (or the adjectival form thereof, where appropriate).

          "Consolidated Current Assets" shall mean, at any time, the current assets of RPP USA and its Subsidiaries at such time determined on a consolidated basis.

          "Consolidated Current Liabilities" shall mean, at any time, the current liabilities of RPP USA and its Subsidiaries determined on a consolidated basis, but excluding the current portion of, and accrued but unpaid interest on, any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein.

          "Consolidated Debt" shall mean, at any time, the sum of (without duplication) (i) all Indebtedness (other than take-or-pay obligations) of RPP USA and its Subsidiaries as would be required to be reflected on the liability side of a balance sheet of such Person in accordance with GAAP as determined on a consolidated basis, (ii) all Indebtedness of RPP USA and its Subsidiaries of the type described in clause (vii) of the definition of Indebtedness, (iii) unreimbursed drawings on all letters of credit issued for the account of RPP USA or any of its Subsidiaries and (iv) all Contingent Obligations of RPP USA and its Subsidiaries in respect of Indebtedness of other Persons (i.e., Persons
                                                              ----
other than RPP USA or any of its Subsidiaries) of the type referred to in preceding clauses (i), (ii) and (iii) of this definition; provided that, for
                                                          --------
purposes of this definition, (x) the amount of Indebtedness in respect of Interest Rate Protection Agreements and Other Hedging Agreements shall be at any time the aggregate unrealized net loss position, if any, of RPP USA and/or its Subsidiaries thereunder on a marked-to-market basis determined no more than one month prior to such time, (y) any Disqualified Preferred Stock of Holdings shall be treated as Indebtedness of RPP USA, with an amount equal to the greater of the liquidation preference or the maximum mandatory fixed repurchase price of any such outstanding Disqualified Preferred Stock deemed to be a component of Consolidated Debt and (z) the amount available to be drawn under letters of credit issued for the account of RPP USA or any of its Subsidiaries (other than unreimbursed drawings) shall be excluded in making any determination of "Consolidated Debt".

          "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income of RPP USA and its Subsidiaries for such period, determined on a consolidated basis, before Consolidated Interest Expense (to the extent deducted in arriving at Consolidated Net Income) and provision for taxes based on income for such period, in each case that were included in arriving at Consolidated Net Income for such period.

          "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by (A) adding thereto (in each case to the extent deducted in determining Consolidated Net Income for such period and not already added back in determining Consolidated EBIT) the amount of (without duplication)
(i) all amortization and depreciation and other non-cash items and (ii) any management fees and consulting fees paid pursuant to, and in accordance with the requirements of, clauses (c) and (g) of Section 9.07 during such period, in each case that were deducted in arriving at Consolidated EBIT for such period, and
(B) subtracting therefrom the amount of all cash payments made in such period to the extent that same relate to a non-cash item incurred in a previous period which was added back to Consolidated EBITDA in such previous period pursuant to clause (A)(i) above in this definition. Notwithstanding anything to the contrary contained above, to the extent Consolidated EBITDA is to be determined for any Test Period which ends on or prior to December 31, 2001, Consolidated EBITDA for all portions of such period occurring prior to January 1, 2001 shall be calculated in accordance with the definition of Test Period contained herein.

          "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA to Consolidated Interest Expense for such period. All calculations of the Consolidated Interest Coverage Ratio shall be made on a Pro Forma Basis, with determinations of Consolidated Interest Coverage Ratio to
--- -----
give effect to all adjustments (including, without limitation, those specified in clauses (iv) and (v)) contained in the definition of "Pro Forma Basis"
                                                         --- -----
contained herein.

          "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of RPP USA and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus,
                                                                      ----
without duplication, (i) that portion of Capitalized Lease Obligations of RPP USA and its Subsidiaries representing the interest factor for such period, and capitalized interest expense, plus (ii) the product of (x) the amount of all
                              ----
cash Dividend requirements (whether or not declared or paid) on Disqualified Preferred Stock of Holdings paid, accrued or scheduled to paid or accrued during such period multiplied by (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state, local and foreign income tax rate (expressed as a decimal number between one and zero) of Holdings as would be required to be reflected in the audited consolidated financial statements of Holdings for its most recently completed fiscal year (whether or not such financial statements are actually prepared), which amounts described in preceding clause (ii) shall be treated as interest expense of RPP USA and its Subsidiaries for purposes of this definition regardless of the treatment of such amounts under GAAP, plus (iii) the aggregate
                                                        ----
amount of all cash Dividends paid by RPP USA to Holdings for such period pursuant to Section 9.06(b) to the extent that such Dividends were used to make interest payments on any outstanding Holdings Shareholder Subordinated Notes, in each case net of the total consolidated cash interest income of RPP USA and its Subsidiaries for such period, but excluding the amortization of any deferred financing costs or of any costs in respect of any Interest Rate Protection Agreement. Notwithstanding anything to the contrary contained above, to the extent Consolidated Interest Expense is to be determined for any Test Period which ends prior to the first anniversary of the Initial Borrowing Date, Consolidated Interest Expense for all portions of such period occurring prior to the Initial Borrowing Date shall be calculated in accordance with the definition of Test Period contained herein.

          "Consolidated Net Income" shall mean, for any period, the remainder of
(A) the net after-tax income of RPP USA and its Subsidiaries determined on a consolidated basis, without giving effect to (without duplication) (i) any after-tax non-recurring gains or losses or after-tax items classified as extraordinary gains or losses, any other non-recurring cash and non-cash expenses incurred or payments made by RPP USA and its Subsidiaries in connection with the Transaction, (ii) any transition expenses (including, without limitation, severance expenses) incurred as a direct result of the transition of RPP USA to an independent operating company in connection with the Transaction (provided that with respect to any non-recurring transition expenses, RPP USA shall have delivered to the Administrative Agent a certificate specifying and quantifying such expenses and stating that same is a transition expense), (iii) the establishment of accruals and reserves within twelve months of the Initial Borrowing Date that are required to be so established in accordance with GAAP,
(iv) the Initial Net Income Adjustments incurred in such period and (v) gains and losses from the sale or disposition of assets (other than sales or dispositions of inventory, equipment, raw materials and supplies in the ordinary course of business) by RPP USA and its Subsidiaries minus (B) the aggregate amount of all Dividends paid by RPP USA to Holdings for such period pursuant to Sections 9.06(b) (to the extent attributable to interest payments on any outstanding Holdings Shareholder Subordinated Notes, (f) and (g) (in each case to the extent that such amounts were not already deducted in determining the net after-tax income of RPP USA and its Subsidiaries for such period); provided that
                                                                   --------
the following items shall be excluded in computing Consolidated Net Income (without duplication): (i) the net income or net losses of any Person in which any other Person or Persons (other than RPP USA and its Wholly-Owned Subsidiaries) has an equity interest or interests, except to the extent of the amount of dividends or other distributions actually paid to RPP USA or such Wholly-Owned Subsidiaries by such Person during such period, (ii) except for determinations expressly required to be made on a Pro Forma Basis, the net
                                                  --- -----
income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Subsidiary and (iii) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

          "Consolidated Senior Debt" shall mean, at any time, (x) Consolidated Debt less (y) the sum of (i) the aggregate outstanding principal amount of the
     ----
Senior Subordinated Notes at such time, (ii) the aggregate principal amount of all other subordinated debt incurred pursuant to Sections 9.04(f) and (o) and outstanding at such time and otherwise included in Consolidated Debt and (iii) the aggregate liquidation preference of all Disqualified Preferred Stock issued pursuant to Section 9.13(c) and otherwise included in Consolidated Debt.

          "Contingent Obligations" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that
                                                         --------  -------
the term Contingent Obligation shall not include endorsements of instruments for deposit or collection or standard contractual indemnities entered into, in each case in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Continuing Directors" shall mean the directors of Holdings on the Initial Borrowing Date and each other director if such director's nomination for the election to the Board of Directors of Holdings is recommended by a majority of the then Continuing Directors.

          "Credit Documents" shall mean this Agreement, the Notes, each Guaranty and each Security Document.

          "Credit Event" shall mean the making of a Loan (other than a Revolving Loan made pursuant to a Mandatory Borrowing) or the issuance of a Letter of Credit.

          "Credit Party" shall mean, collectively, each US Credit Party and each Foreign Credit Party.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

          "Disqualified Preferred Stock" shall mean any Preferred Stock of Holdings other than Qualified Preferred Stock.

          "Dividend" shall have the meaning provided in Section 9.06.

          "Documentation Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Documents" shall mean and include (i) the Credit Documents, (ii) the Equity Financing Documents, (iii) the Recapitalization Documents, (iv) the Senior Subordinated Note Documents, (v) the Initial Holdings PIK Junior Subordinated Notes, and (vi) all other documents, agreements and instruments executed in connection with the Transaction.

          "Dollar Equivalent" shall mean, at any time for the determination thereof, (i) except as provided in clause (ii) of this definition, the amount of Dollars which could be purchased with the amount of Euros (or any other foreign currency, as applicable) involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (Local time) on the date two Business Days prior to the date of any determination thereof for purchase on such date and (ii) for purposes of Section 15.07(e), the amount of Dollars which could be purchased with the amount of Euros involved in such computation at the spot exchange rate therefor as quoted or utilized by the respective Letter of Credit Issuer on the date of any determination thereof for purchase on such day.

          "Dollar Loan" shall mean all Loans denominated in Dollars.

          "Dollar Revolving Loan" shall mean each Revolving Loan denominated in Dollars.

          "Dollar Swingline Loan" shall mean each Swingline Loan denominated in Dollars.

          "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

          "Domestic Subsidiary" shall mean each Subsidiary of Holdings (other than the US Borrowers) incorporated or organized in the United States or any State.

          "Dutch Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Dutch Borrower Revolving Loan Sublimit" shall mean (Euro)90,000,000.

          "Dutch Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by, and all Loans made to, the Dutch Borrower under this Agreement, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest is an allowed claim in any such proceeding) thereon) of the Dutch Borrower to the Lenders, the Agents and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document to which the Dutch Borrower is a party and the due performance and compliance by the Dutch Borrower with all the terms, conditions and agreements contained in this Agreement and in each such other Credit Document and (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest is an allowed claim in any such proceeding) of the Dutch Borrower owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by the Dutch Borrower with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Dutch Lender" shall mean any Lender incorporated, maintaining its lending office or otherwise doing business in The Netherlands.

          "Dutch Parent" shall mean Resolution Holdings B.V., a private limited liability company organized under the laws of The Netherlands.

          "Effective Date" shall have the meaning set forth in Section 15.10.

          "Eligible Transferee" shall mean and include a commercial bank, insurance company, mutual fund, financial institution, a finance company, a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act), any fund that invests in bank loans or any other "accredited investor" (as defined in Regulation D of the Securities Act) (other than an individual).

          "EMU Legislation" shall mean the legislative measures of the European Union for the introduction of, changeover to or operation of a single or unified European currency.

          "End Date" shall have the meaning provided in the definition of "Applicable Commitment Fee Percentage" and "Applicable Margin."

          "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any violation (or alleged violation) by Holdings or any of its Subsidiaries under any Environmental Law (hereafter "Claims") or any permit issued to Holdings or any of its Subsidiaries under any such Environmental Law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" shall mean any federal, state, provincial, foreign or local policy, statute, law, rule, regulation, ordinance, code or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "Laws")), relating to the environment, or Hazardous Materials or health and safety to the extent such health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

          "Equity Financing" shall have the meaning provided in Section 5.08(b).

          "Equity Financing Documents" shall mean the documents and agreements entered into in connection with the Equity Financing.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or a Subsidiary of Holdings would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

          "EURIBOR" shall mean, for each Interest Period applicable to any Euro Loan (other than Euro Swingline Loans), (i) the per annum rate for deposits in Euros as determined by the Administrative Agent for a period corresponding to the duration of the relevant Interest Period which appears on Reuters Page EURIBOR-01 at approximately 11:00 A.M. (Brussels time) on the date which is two Business Days prior to the commencement of such Interest Period (or, in the case of Interest Periods commencing on the Initial Borrowing Date, on the Initial Borrowing Date) or (ii) if such rate is not shown on Reuters Page EURIBOR-01, the average offered quotation to four prime banks in the Euro-zone interbank market by the Administrative Agent for Euro deposits of amounts comparable to the principal amount of the Loan for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Loan (rounded upward to the next whole multiple of 1/16 of 1%), determined as of 11:00 A.M. (Brussels time) on the date which is two Business Days prior to the commencement of such Interest Period (or, in the case of Interest Periods commencing on the Initial

Borrowing Date, on the Initial Borrowing Date). The reference to Reuters Page EURIBOR-01 in this definition shall be construed to be a reference to the relevant page or any other page that may replace such page on the Reuters service. Notwithstanding anything to the contrary contained above, in the event the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Euro Loans (other than Euro Swingline Loans), or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect of Euro Loans (other than Euro Swingline Loans), EURIBOR determined pursuant to this definition shall instead be the rate determined by the Administrative Agent as the all-in-cost of funds for the Administrative Agent to fund a Euro Loan (other than Euro Swingline Loans) with maturities comparable to the Interest Period applicable thereto.

          "Euro" shall mean the single currency of the participating member states as described in any EMU Legislation.

          "Euro Equivalent" shall mean, at any time for the determination thereof, the amount of Euros which could be purchased with the amount of Dollars involved in such computation at the spot rate of exchange therefor as quoted by the Administrative Agent as of 11:00 a.m. (Local time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 1.14 or 15.19 or Section 29 of the Foreign Subsidiaries Guaranty (or any analogous provision in any other Guaranty), on the date of determination).

          "Euro Loan" shall mean each Loan denominated in Euros.

          "Euro Rate" shall mean (i) with respect to Dollar Loans, the Eurodollar Rate, (ii) with respect to Euro Loans (other than Euro Swingline Loans), EURIBOR and (iii) with respect to Euro Swingline Loans, the Overnight Euro Rate.

          "Euro Rate Loan" shall mean, collectively, each Eurodollar Loan and each Euro Loan.

          "Euro Revolving Loan" shall mean each Revolving Loan denominated in Euros.

          "Euro Swingline Loan" shall mean each Swingline Loan denominated in Euros.

          "Eurodollar Loans" shall mean each Dollar Loan (excluding Dollar Swingline Loans) designated as such by the US Borrowers at the time of the incurrence thereof or conversion thereto.

          "Eurodollar Rate" shall mean (a) relative to any Interest Period for a Borrowing of a Eurodollar Loan, (i) the interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) for deposits in Dollars for a period equal to the relevant Interest Period which appears on Telerate Page 3750 (or any successor page) at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period for a term comparable to such Interest Period, (ii) to the extent that an interest rate is not ascertainable pursuant to preceding clause (i), the interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) for deposits in Dollars for a period equal to the relevant

Interest Period which appears on Reuters Screen LIBO Page (or any successor page) (or, if more than one such rate appears on such page, the arithmetic mean of all such rates) at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period for a term comparable to such Interest Period or (iii) to the extent that an interest rate is not ascertainable pursuant to preceding clause (i) or (ii), the arithmetic average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the London interbank Eurodollar market by the Administrative Agent for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent with terms comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (in any case) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "Euro-zone" shall mean the region composed of the member states as described in any EMU Legislation.

          "Event of Default" shall have the meaning provided in Section 10.

          "Excess Cash Flow" shall mean, for any period, the remainder of (a) the sum of (i) Adjusted Consolidated Net Income for such period, and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, minus (b) the sum of (i) the amount of Capital
                             -----
Expenditures made by RPP USA and its Subsidiaries on a consolidated basis during such period pursuant to and in accordance with Sections 9.11(a), (b) and (f), except to the extent financed with the proceeds of Indebtedness (other than the proceeds of Revolving Loans or Swingline Loans) or pursuant to Capitalized Lease Obligations, (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of RPP USA and its Subsidiaries and the permanent repayment of the principal component of Capitalized Lease Obligations of RPP USA and its Subsidiaries (excluding (1) payments with proceeds of asset sales, (2) payments with the proceeds of Indebtedness or equity and (3) payments of Loans or other Obligations, provided that repayment of Loans shall be deducted in determining Excess Cash Flow if such payments were required as a result of a Scheduled Repayment under Section 4.02(b) or (c)) during such period, (iii) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period and (iv) without duplication of amounts deducted in the preceding clauses (b)(i), (ii) and (iii), the amount of cash expended in respect of Permitted Acquisitions during such period, except to the extent financed with Indebtedness or equity.

          "Excess Cash Flow Payment Date" shall mean the date occurring 90 days after the last day of a fiscal year of RPP USA (beginning with RPP USA's fiscal year ending on December 31, 2001).

          "Excess Cash Flow Payment Period" shall mean, (i) with respect to the repayment required on the first Excess Cash Flow Payment Date, the period from the Initial Borrowing Date to December 31, 2001, and (ii) with respect to the repayment required on each successive Excess Cash Flow Payment Date, the immediately preceding fiscal year of RPP USA.

          "Exchange Percentage" shall mean, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the sum of (i) the aggregate outstanding Principal Amount of the Loans owed to such Lender and (ii) the LC Exposure of such Lender, in each case immediately prior to the date of the respective Sharing Event, and (b) the denominator shall be the sum of (i) the aggregate outstanding Principal Amount of the Loans owed to all the Lenders and (ii) the aggregate LC Exposure of all the Lenders, in each case immediately prior to the date of the respective Sharing Event.

          "Exchange Senior Subordinated Notes" shall mean Senior Subordinated Notes which are substantially identical securities to the Senior Subordinated Notes issued on or prior to the Initial Borrowing Date, which Exchange Senior Subordinated Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Senior Subordinated Notes and pursuant to the Senior Subordinated Notes Indenture. In no event will the issuance of any Exchange Senior Subordinated Notes increase the aggregate principal amount of Senior Subordinated Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Senior Subordinated Notes.

          "Existing Indebtedness" shall have the meaning provided in Section
7.21.

          "Existing Indebtedness Agreements" shall have the meaning provided in
Section 5.13.

          "Existing Japanese Joint Venture" shall mean Japan Epoxy Resins Co., Ltd., a company organized under the laws of Japan and jointly owned by the Dutch Parent and Mitsubishi Chemical Corporation.

          "Existing Management" shall mean existing management of Holdings and/or RPP USA on the Initial Borrowing Date who have provided a portion of the Equity Financing and are, in any event, reasonably acceptable to the Agents.

          "Existing Shell Intercompany Note" shall have the meeting providing in
Section 5.08(a).

          "Facing Fee" shall have the meaning provided in Section 3.01(c).

          "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

          "Fees" shall mean all amounts payable pursuant to, or referred to in,
Section 3.01.

          "Foreign Credit Party" shall mean the Dutch Borrower, the Dutch Parent, each other Foreign Subsidiary of Holdings that has executed the Foreign Subsidiaries Guaranty and/or a Security Document on the Initial Borrowing Date and any other Wholly-Owned Foreign Subsidiary of Holdings that is required to enter into any Credit Document pursuant to Sections 8.11 and/or 8.12.

          "Foreign Mortgaged Property" shall mean any Mortgaged Property located outside the United States or any State thereof.

          "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Holdings or any one or more of its Subsidiaries primarily for the benefit of employees of Holdings or any of its Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Subsidiaries Guaranty" shall have the meaning provided in
Section 5.11(b).

          "Foreign Subsidiary" shall mean, as to any Person, each Subsidiary of such Person which is not a Domestic Subsidiary.

          "Foreign Unrestricted Subsidiary" shall mean each Unrestricted Subsidiary that is incorporated under the laws of any jurisdiction other than the United States or any State thereof.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 9, including defined terms as used therein, are subject (to the extent provided therein) to Section 15.07(a).

          "Gross-Up Amount" shall have the meaning provided in Section 4.04(a).

          "Guaranteed Creditors" shall mean and include each of the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers, the Lenders and each party (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreement to the extent such party constitutes a Secured Creditor under the Security Documents.

          "Guaranteed Obligations" shall mean, collectively, the Dutch Guaranteed Obligations and the US Guaranteed Obligations.

          "Guaranties" shall mean and include each of the Holdings Guaranty, the US Borrowers Guaranty, the US Subsidiaries Guaranty, the Foreign Subsidiaries Guaranty and each guaranty entered into pursuant to Section 8.11, 8.12 or 8.14.

          "Guarantors" shall mean and include each of Holdings, the US Borrowers (in their capacity as a guarantor under Section 14) and the Subsidiary Guarantors.

          "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic pollutants," "contaminants" or "pollutants" under any Environmental Law, or words of similar meaning and regulatory effect.

          "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

          "Holdings Common Stock" shall have the meaning provided in Section
7.13.

          "Holdings Contingent Seller Subordinated Note" shall mean the unsecured 8% Contingent Subordinated Note due December 31, 2007 issued by Holdings to Shell Petroleum N.V. on the Initial Borrowing Date in accordance with the terms of the Master Sale Agreements (which note shall not be guaranteed or supported in any way by any Subsidiary of Holdings).

          "Holdings Guaranty" shall mean the guaranty of Holdings pursuant to
Section 13.

          "Holdings PIK Junior Subordinated Notes" shall mean the Initial Holdings PIK Junior Subordinated Notes and the New Holdings PIK Junior Subordinated Notes.

          "Holdings Shareholder Subordinated Note" shall mean an unsecured junior subordinated note issued by Holdings (and not guaranteed or supported in any way by any Subsidiary of Holdings) in the form of Exhibit M.

          "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services payable to the sellers thereof or any of such seller's assignees which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person but excluding deferred rent as determined in accordance with GAAP, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar
                                               ----
obligations, (vii) all obligations under Interest Rate Protection Agreements and Other Hedging Agreements and (viii) all Contingent

Obligations of such Person, provided that Indebtedness shall not include trade
                            --------
payables and accrued expenses, in each case arising in the ordinary course of business.

          "Initial Borrowing Date" shall mean the date upon which the initial Borrowing of Loans occurs.

          "Initial Holdings PIK Junior Subordinated Notes" shall mean the 10.9% pay-in-kind unsecured junior subordinated promissory notes issued by Holdings as part of the Transaction, as well as pursuant to Section 8.19, all of which notes shall not have any maturities, amortizations, sinking fund payments or similar requirements prior to November 14, 2012 and shall not be guaranteed or supported in any way by any Subsidiary of Holdings

          "Initial Net Income Adjustments" shall mean, with respect to any portion of any Test Period ended from and after January 1, 2001 and prior to the 18 month anniversary of the Initial Borrowing Date, all adjustments as, and to the extent, used in connection with the calculation of "pro forma EBITDA" and "Adjusted EBITDA" as set forth in the pro forma financial statements in the
                                      --- -----
Offering Memorandum to the extent such adjustments are not fully reflected in such Test Period and continue to be applicable; provided that the aforementioned adjustments shall be made in determining Consolidated Net Income for Holdings' fiscal quarter ended on September 30, 2000 to the extent that, after giving effect to such adjustment, Consolidated EBITDA for such fiscal quarter is higher than the scheduled amount for such fiscal quarter set forth in the definition of Test Period contained herein.

          "Intercompany Loan" shall have the meaning provided in Section
9.05(f).

          "Intercompany Notes" shall mean promissory notes, in the form of Exhibit N, evidencing Intercompany Loans.

          "Interest Determination Date" shall mean, with respect to any Euro Rate Loan (other than a Euro Swingline Loan), the second Business Day prior to the commencement of any Interest Period relating to such Euro Rate Loan.

          "Interest Period" shall have the meaning provided in Section 1.09.

          "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

          "Investment" shall have the meaning provided in the preamble to
Section 9.05.

          "IT Capital Expenditures" shall mean all Capital Expenditures made for the development, improvement and/or repair of RPP USA's and its Subsidiaries' information technology systems.

          "Joint Venture" shall mean any Person, other than an individual or a Wholly-Owned Subsidiary RPP USA, (i) in which RPP USA or any of its Subsidiaries holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership) and (ii) which is engaged in a Permitted Business.

          "Judgment Currency" shall have the meaning provided in Section
15.19(a).

          "Judgment Currency Conversion Date" shall have the meaning provided in
Section 15.19(a).

          "LC Exposure" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings that have not yet been reimbursed by or on behalf of the US Borrowers at such time.

          "LC Reserve Account" shall have the meaning provided in Section
1.14(g).

          "L/C Supportable Indebtedness" shall mean obligations of RPP USA or its Wholly-Owned Subsidiaries incurred in the ordinary course of business and otherwise permitted to exist pursuant to the terms of this Agreement (but excluding, in any event, all Indebtedness permitted pursuant to Sections 9.04(f), (g), (h), (i), (m) and (o) (which, in the case of such clause (o), constitutes (x) Permitted Subordinated Indebtedness and (y) to the extent the creditors extending the Overdraft Line are entitled to the benefits of the Security Documents, the Overdraft Line).

          "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Lender" shall have the meaning provided in the first paragraph of this Agreement.

          "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including a Mandatory Borrowing) or to fund its portion of any unreimbursed payment under
Section 2.03 or (ii) a Lender having notified the Administrative Agent and/or any Borrower that it does not intend to comply with the obligations under
Section 1.01(a), 1.01(b), 1.01(c) or 2.03, in the case of either clause (i) or
(ii) above as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

          "Letter of Credit" shall have the meaning provided in Section 2.01(a).

          "Letter of Credit Fees" shall have the meaning provided in Section 3.01(b).

          "Letter of Credit Issuer" shall mean Salomon and any other Lender which, at the request of the US Borrowers and with the consent of the Administrative Agent, agrees in such Lender's sole discretion to become a Letter of Credit Issuer for purposes of issuing Letters of Credit pursuant to Section 2.

          "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

          "Letter of Credit Request" shall have the meaning provided in Section 2.02(a).

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, hypothec or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

          "Loan" shall mean each Term Loan, each Revolving Loan and each Swingline Loan.

          "Local time" shall mean the local time in effect at (x) the applicable Notice Office in the case of Notices of Borrowings, Notices of Conversion and Letter of Credit Requests and (y) the applicable Payment Office in the case of all payments and disbursements of Loans or Letters of Credit.

          "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations under the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

          "Management Agreements" shall have the meaning provided in Section
5.13.

          "Management Participants" shall mean members of senior management of Holdings and its Subsidiaries acceptable to the Agents.

          "Management Shares" shall have the meaning provided in Section
5.08(a).

          "Mandatory Borrowing" shall have the meaning provided in Section 1.01(e).

          "Margin Stock" shall have the meaning provided in Regulation U.

          "Master Sale Agreements" shall mean, collectively, (x) the Master Sale Agreement, dated July 10, 2000 among Shell, Acquisition Corp. and Holdings, and
(y) the Sale Agreement, dated September 11, 2000 among Shell Petroleum N.V., a public limited liability company incorporated under the laws of the Netherlands, and the Dutch Parent, each as amended as of the Initial Borrowing Date.

          "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of (i) RPP USA and its Subsidiaries taken as a whole or Holdings and its Subsidiaries taken as a whole and (ii) in the case of any condition or representation and warranty to be satisfied or made, as the case may be, on the Initial Borrowing Date, the Resins Business.

          "Material Rolling Stock" shall have the meaning provided in the US Security Agreement.

          "Material Tractor Trailer" shall have the meaning provided in the US Security Agreement.

          "Maturity Date," with respect to any Tranche of Loans, shall mean the A Euro Term Loan Maturity Date, the B Term Loan Maturity Date, the Revolving Loan Maturity Date or the Swingline Expiry Date, as the case may be.

          "Maximum Permitted Acquisition Leverage Ratio" shall mean, at any time, the maximum Adjusted Total Leverage Ratio which may exist pursuant to
Section 9.10 without giving rise to a Default or an Event of Default at such time, adjusted by reducing the ratio appearing in such maximum Adjusted Total Leverage Ratio by 0.25.

          "Maximum Permitted Consideration" shall mean, with respect to any Permitted Acquisition, the sum (without duplication) of (i) the aggregate liquidation preference of Preferred Stock issued by Holdings as consideration in connection with such Permitted Acquisition, (ii) the aggregate principal amount of Permitted Acquired Debt acquired or assumed by Holdings or any of its Subsidiaries in connection with such Permitted Acquisition, (iii) the aggregate principal amount of all cash paid (or to be paid) by Holdings or any of its Subsidiaries in connection with such Permitted Acquisition (including payments of fees and costs and expenses in connection therewith), (iv) the aggregate principal amount of all other Indebtedness assumed, incurred and/or issued in connection with such Permitted Acquisition to the extent permitted by Section
9.04 and (v) the fair market value (determined in good faith by senior management of Holdings) of all other consideration payable in connection with such Permitted Acquisition (other than Holdings Common Stock).

          "Maximum Swingline Amount" shall mean $15,000,000.

          "Minimum Borrowing Amount" shall mean (i) in the case of B Term Loans, $5,000,000, (ii) in the case of A Euro Term Loans, (Euro)5,000,000, (iii) in the case of Dollar Revolving Loans, $2,000,000, (iv) in the case of Euro Revolving Loans, (Euro)2,000,000, (v) in the case of Dollar Swingline Loans, $500,000, and
(vi) in the case of Euro Swingline Loans, (Euro)500,000.

          "Moody's" shall mean Moody's Investors Service, Inc.

          "Morgan Guaranty" shall mean Morgan Guaranty Trust Company of New York in its individual capacity and any successor thereto.

          "Mortgage" shall mean a mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, deed to secure debt, leasehold deed to secure debt or similar security instrument.

          "Mortgage Policy" shall mean a mortgage title insurance policy or a binding commitment with respect thereto.

          "Mortgaged Property" shall mean any Real Property owned or leased by a Credit Party which is encumbered (or required to be encumbered) by a Mortgage.

          "MSSF" shall mean Morgan Stanley Senior Funding, Inc. in its individual capacity and any successor thereto.

          "Multiemployer Plan" shall mean any multiemployer plan as defined in
Section 4001(a)(3) of ERISA and which is a pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings, a Subsidiary of Holdings or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which Holdings, a Subsidiary of Holdings or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

          "NAIC" shall mean the National Association of Insurance Commissioners.

          "Net Cash Proceeds" shall mean for any event requiring a reduction of the Total Revolving Loan Commitment and/or repayment of Term Loans pursuant to
Section 3.03 or 4.02 (other than from any Asset Sale), as the case may be, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such event, net of reasonable transaction costs (including, as applicable, any underwriting, brokerage or other customary commissions and reasonable legal, advisory and other fees and expenses associated therewith) received from any such event.

          "Net Sale Proceeds" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from any sale of assets, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 30 days after, the date of such sale, (ii) the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by the respective assets which were sold, and (iii) the estimated marginal increase in income taxes which will be payable by Holdings' consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale; provided, however, that such
                                                   --------  -------
gross proceeds shall not include any portion of such gross cash proceeds which Holdings determines in good faith should be reserved for post-closing adjustments (including indemnification payments) (in the event such amount of gross cash proceeds so reserved exceeds $50,000, to the extent RPP USA delivers to the Lenders a certificate signed by its chief financial officer or treasurer, controller or chief accounting officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by Holdings or any of its Subsidiaries shall constitute Net Sale Proceeds on such date received by Holdings and/or any of its Subsidiaries from such sale, lease, transfer or other disposition. The parties hereto acknowledge and agree that Net Sale Proceeds shall not include any trade-in-credits or purchase price reductions received by Holdings or any of its Subsidiaries in connection with an exchange of equipment for replacement equipment that is the functional equivalent of such exchanged equipment.

          "New Holdings PIK Junior Subordinated Notes" shall mean Acquisition Corp. PIK Junior Subordinated Notes assumed by Holdings from Acquisition Corp. in connection with Acquisition Corp.'s contribution of Initial Holdings PIK Junior Subordinated Notes to Holdings and/or unsecured pay-in-kind junior subordinated promissory notes issued by Holdings in connection with the exchange of a like amount of Initial Holdings PIK Junior Subordinated Notes, it being understood and agreed that in any event, all New Holdings PIK Junior Subordinated Notes shall be unsecured junior subordinated promissory notes, shall not have any maturities, amortizations, sinking fund payments or similar requirements prior to November 14, 2012 and shall not be guaranteed or supported in any way by any Subsidiary of Holdings.

          "Non-Credit Party" shall mean any Subsidiary of Holdings that is not a Credit Party.

          "Non-Defaulting Lender" shall mean each Lender other than a Defaulting Lender.

          "Non-Wholly Owned Entity" shall have the meaning provided in the definition of Permitted Acquisition.

          "Note" shall mean each A Euro Term Note, each B Term Note, each Revolving Note and/or each Swingline Note, as the context may require.

          "Notice of Borrowing" shall have the meaning provided in Section 1.03(a).

          "Notice of Conversion" shall have the meaning provided in Section
1.06.

          "Notice Office" shall mean (i) except as provided in clauses (ii) and
(iii) below, the office of the Administrative Agent, located at 1633 Broadway, 26th Floor, New York, New York 10036, Attention: James Morgan, with a copy to the Administrative Agent, located at 25 Cabot Square, Canary Wharf, London UK E144QA, Attention: Jennifer Clout, or such other office or offices as the Administrative Agent may designate to the Borrowers and the Lenders from time to time, (ii) in the case of Euro Swingline Loans, the office of the Administrative Agent, located, at 25 Cabot Square, Canary Wharf, London UK E144QA, Attention:
Jennifer Clout, with a copy to the Administrative Agent located at 1633 Broadway, 26th Floor, New York, New York 10036, Attention: James Morgan, or such other office or offices as the Administrative Agent may designate to the Borrowers and the Lenders from time to time, and (iii) in the case of Letters of Credit, the office of the respective Letter of Credit Issuer designated in writing by such Letter of Credit Issuer to the US Borrowers and the Administrative Agent, with a copy (in each case) to the Administrative Agent at 1633 Broadway, 26th Floor, New York, New York 10036, Attention: James Morgan.

          "Obligation Currency" shall have the meaning provided in Section 15.19(a).

          "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to any of the Agents, the Collateral Agent, any Letter of Credit Issuer or any Lender pursuant to the terms of this Agreement or any other Credit Document.

          "Offering Memorandum" shall mean the US Borrowers' Offering Memorandum, dated November 8, 2000, relating to the offering of the Senior Subordinated Notes on the Initial Borrowing Date.

          "Other Hedging Agreements" shall mean (i) any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values and (ii) any Commodity Agreements.

          "Overdraft Line" shall have the meaning provided in Section 9.04(o).

          "Overnight Euro Rate" on any date shall mean the offered quotation by first-class banks in the London interbank market to the Swingline Lender for Euro overnight deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Euro Swingline Loan of the Swingline Lender as of 11:00 a.m. (London time) on such date, provided that in the event
                                                    --------
the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Euro Swingline Loans, or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect of Euro Swingline Loans, the Overnight Euro Rate determined pursuant to this definition shall instead be the rate determined by the Swingline Lender as the all-in-cost of funds for the Swingline Lender to fund such Euro Swingline Loan.

          "Participant" shall have the meaning provided in Section 2.03(a).

          "Payment Office" shall mean (i) except as provided in clause (ii) below, the office of the Administrative Agent located at 1633 Broadway, 26th Floor, New York, New York 10036, Attention: James Morgan, or such other office as the Administrative Agent may designate to the Borrowers and the Lenders from time to time, and (ii) in the case of Euro Swingline Loans, 25 Cabot Square, Canary Wharf, London UK E144QA, Attention: Jennifer Clout, or such other office or offices as the Administrative Agent may designate to the Borrowers and the Lenders from time to time.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "Permitted Acquired Debt" shall have the meaning set forth in Section 9.04(d).

          "Permitted Acquisition" shall mean the acquisition by RPP USA or any of its Wholly-Owned Subsidiaries of assets constituting a business, division or product line of any Person not already a Subsidiary of RPP USA or such Wholly-Owned Subsidiary or of 100% of the capital stock or other equity interests of any such Person, provided that (A) the consideration paid by RPP USA or such
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Wholly-Owned Subsidiary consists solely of cash (including proceeds of Revolving Loans), the issuance of Holdings Common Stock, the issuance of any Qualified Preferred Stock or Disqualified Preferred Stock otherwise permitted pursuant to
Section 9.13, the
issuance of Indebtedness otherwise permitted in Section 9.04 (including Permitted Subordinated Indebtedness) and the assumption/acquisition of any Permitted Acquired Debt (calculated in accordance with GAAP) relating to such business, division, product line or Person which is permitted to remain outstanding in accordance with the requirements of Section 9.04, (B) in the case of the acquisition of 100% of the capital stock or other equity interests of any Person, such Person (the "Acquired Person") shall own no capital stock or other equity interests of any other Person unless either (x) the Acquired Person owns 100% of the capital stock or other equity interests of such other Person or (y) if the Acquired Person owns capital stock or equity interests in any other Person which is not a Wholly-Owned Subsidiary of the Acquired Person (a "Non-Wholly Owned Entity"), both (1) the Acquired Person shall not have been created or established in contemplation of, or for purposes of, the respective Permitted Acquisition and (2) any Non-Wholly Owned Entity of the Acquired Person shall have been non-wholly-owned prior to the date of the respective Permitted Acquisition and not created or established in contemplation thereof, (C) the assets acquired, or the business of the Acquired Person and its Subsidiaries, shall be in a Permitted Business and (D) all applicable requirements of Sections
8.14 and 9.02 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of "Permitted Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

          "Permitted Acquisition Additional Cost-Savings" shall mean, in connection with each Permitted Acquisition, those demonstrable cost-savings and other adjustments (in each case not included pursuant to clause (iii) or (iv) of the definition of Pro Forma Basis contained herein) reasonably anticipated by
                  --- -----
RPP USA to be achieved in connection with such Permitted Acquisition for the 12 month period following the consummation of such Permitted Acquisition, which cost-savings and other adjustments shall be estimated on a good faith basis by RPP USA and, if requested by the Administrative Agent, be verified by a nationally recognized accounting firm or as otherwise agreed to by the Administrative Agent.

          "Permitted Business" shall mean each business conducted by RPP USA and its Subsidiaries on the Initial Borrowing Date and any other business or activities as may be substantially similar, incidental or related thereto, and reasonable extensions of the foregoing.

          "Permitted Debt" shall mean and include Permitted Acquired Debt, Permitted Subordinated Refinancing Indebtedness and Permitted Subordinated Indebtedness.

          "Permitted Encumbrances" shall mean (i) those liens, encumbrances, hypothecs and other matters affecting title to any Real Property and found reasonably acceptable by the Administrative Agent, (ii) as to any particular Real Property at any time, such easements, encroachments, covenants, restrictions, agreements, rights of way, minor defects, irregularities or encumbrances on title which could not reasonably be expected to materially impair such Real Property for the purpose for which it is held by the mortgagor or grantor thereof, or the lien or hypothec held by the Collateral Agent, (iii) zoning and other municipal ordinances which are not violated in any material respect by the existing improvements and the present use made by the mortgagor or grantor thereof of the premises, except if permitted by a variance or "grandfather" provision, (iv) general real estate taxes and assessments not yet delinquent, and (v) such other similar items as the Administrative Agent may consent to (such consent not to be unreasonably withheld).

          "Permitted Holders" shall mean Apollo Group and the Management Participants (to the extent acting as a "group" within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date).

          "Permitted Liens" shall have the meaning provided in Section 9.03.

          "Permitted Sale-Leaseback Transaction" shall mean any sale by RPP USA or any of its Subsidiaries of (x) any barge or railcar existing on the Initial Borrowing Date and (y) any asset first acquired by RPP USA or such Subsidiary after the Initial Borrowing Date, which barge, railcar or other asset, in each case, is thereafter leased by the purchaser thereof to RPP USA or such Subsidiary, provided that (i) the consideration for such sale shall be entirely
            --------
in cash, (ii) in the case of clause (x) above, the consideration for such sale shall be at least equal to the fair market value of the respective barge or railcar the subject of such sale, (iii) in the case of clause (y) above, the consideration for such sale shall be in an amount at least equal to 85% of the aggregate amount expended by RPP USA or such Subsidiary in so acquiring such asset, (iv) in the case of clause (y) above, each such sale-leaseback transaction is effected within 90 days of the acquisition by RPP USA or such Subsidiary of such asset, and (v) in each case, the respective transaction is otherwise effected in accordance with the applicable requirements of Section 9.02(p).

          "Permitted Subordinated Indebtedness" shall mean subordinated Indebtedness of the US Borrowers incurred in connection with a Permitted Acquisition and in accordance with Section 8.14, which Permitted Subordinated Indebtedness and all terms and conditions thereof (including, without limitation, the maturity thereof, the interest rate applicable thereto, amortization, defaults, remedies, voting rights, subordination provisions, etc.), and the documentation therefor, shall be reasonably satisfactory to the Administrative Agent, provided that, in any event, unless the Required Lenders
                      --------
otherwise expressly consent in writing prior to the incurrence thereof, (i) no such Indebtedness shall be guaranteed by Holdings or any Subsidiary thereof,
(ii) no such Indebtedness shall be secured by any asset of Holdings or any of its Subsidiaries and (iii) such Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions as are contained in the Senior Subordinated Note Documents. The incurrence of Permitted Subordinated Indebtedness shall be deemed to be a representation and warranty by Holdings and the Borrowers that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 7 and 10.

          "Permitted Subordinated Refinancing Indebtedness" shall mean Indebtedness of the US Borrowers issued or given in exchange for, or all the proceeds of which are used to refinance, all of the outstanding Senior Subordinated Notes, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Senior Subordinated Notes, (b) such refinancing does not (i) increase the amount of such

Indebtedness outstanding immediately prior to such refinancing or (ii) add guarantors, obligors or security from that which applied to the Senior Subordinated Notes, (c) such Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions, if any, as applied to the Senior Subordinated Notes, and (d) all other terms of such refinancing (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, materially less favorable to RPP USA and its Subsidiaries than those previously existing with respect to the Senior Subordinated Notes.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA and which is subject to Title I of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings or a Subsidiary of Holdings or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which Holdings, or a Subsidiary of Holdings or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan but excluding (a) all Multiemployer Plans and (b) any plan, other than for purposes of Sections 4069 and 4212 of ERISA, that, after the Recapitalization, Shell or any of its ERISA Affiliates maintain or are obligated to maintain or contribute to.

          "Pledge Agreement Collateral" shall mean all of the "Collateral" as defined in any Pledge Agreement.

          "Pledge Agreements" shall have the meaning provided in Section 5.09.

          "Post-Closing Period" shall have the meaning provided in Section 8.14(a).

          "Preferred Stock," as applied to the capital stock of any Person, means capital stock of such Person (other than common stock of such Person) of any class or classes (however designed) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of capital stock of any other class of such Person, and shall include any Qualified Preferred Stock and Disqualified Preferred Stock.

          "Prime Lending Rate" shall mean the rate which Citibank, N.A. announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

          "Principal Amount" shall mean (i) the stated amount of each Dollar Loan and/or (ii) the Dollar Equivalent of the stated amount of each Euro Loan, as the context may require.

          "Pro Forma Basis" shall mean, in connection with any calculation of
           --- -----
compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (without duplication) (u) if
                                 --- -----
the relevant period to be tested includes any period prior to the Initial Borrowing Date, the consummation of the Transaction as if the same had occurred on the first day of such period, (v) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness (including to refinance any outstanding Indebtedness of an Unrestricted Subsidiary at the time same is designated as a Subsidiary pursuant to a Subsidiary Redesignation) or to finance Permitted Acquisitions) or Preferred Stock (other than Qualified Preferred Stock of Holdings) after the first day of the relevant Calculation Period as if such Indebtedness or Preferred Stock had been incurred or issued (and the proceeds thereof applied) on the first day of the relevant Calculation Period, (w) the permanent repayment of any Indebtedness (other than (A) revolving Indebtedness except to the extent paid with Permitted Debt or Disqualified Preferred Stock and (B) Term Loans repaid with proceeds of the type described in succeeding clause (z)) or Preferred Stock (other than Qualified Preferred Stock of Holdings) after the first day of the relevant Calculation Period as if such Indebtedness or Preferred Stock had been retired or redeemed on the first day of the relevant Calculation Period, (x) the Permitted Acquisition, if any, then being consummated as well as any other Permitted Acquisition consummated after the first day of the relevant Calculation Period and on or prior to the date of the respective Permitted Acquisition then being effected, (y) the Subsidiary Redesignation, if any, then being designated as well as any other Subsidiary Redesignation after the first day of the relevant Calculation Period and on or prior to the date of the respective Subsidiary Redesignation then being designated, and (z) any repayment of Term Loans with cash proceeds contributed by Holdings to RPP USA, which cash proceeds were initially received by Holdings from the issuance of Holdings Common Stock or Qualified Preferred Stock to, or any cash equity contributions from, Apollo Group as if such Term Loans had been repaid on the first day of the relevant Calculation Period, with the following rules to apply in connection therewith:

           (i) all Indebtedness and Preferred Stock (other than Qualified Preferred Stock of Holdings) (x) (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness (including to refinance any outstanding Indebtedness of an Unrestricted Subsidiary at the time same is designated as a Subsidiary pursuant to a Subsidiary Redesignation), or to finance Permitted Acquisitions) incurred or issued after the first day of the relevant Calculation Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination (and thereafter in the case of projections pursuant to Section 8.14(a)(iv)) and (y) (other than (A) revolving Indebtedness except to the extent paid with Permitted Debt or Disqualified Preferred Stock and (B) Term Loans repaid with proceeds of the type described in succeeding clause (vi)) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination (and thereafter in the case of projections pursuant to Section 8.14(a)(iv));

           (ii) all Indebtedness or Preferred Stock (other than Qualified Preferred Stock of Holdings) assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest or accrued dividends, as the case may be, at (x) the rate applicable thereto, in the case of fixed rate Indebtedness or Preferred Stock or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness or Preferred Stock (although interest expense with respect to any Indebtedness or Preferred Stock for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); provided that for purposes of calculations pursuant to Section 8.14(a)(iv),
     --------
     all Indebtedness or Preferred Stock (whether actually outstanding or deemed outstanding) bearing interest at a floating rate of interest shall be tested on the basis of the rates applicable at the time the determination is made pursuant to said provisions;

          (iii)  in making any determination of Consolidated EBITDA, pro forma
                                                                     --- -----
     effect shall be given to any Subsidiary Redesignation or Permitted Acquisition effected or consummated after the first day of the respective period being tested, taking into account (in the case of a Permitted Acquisition only), for any portion of the relevant period being tested occurring prior to the consummation of such Permitted Acquisition, demonstrable cost savings actually achieved simultaneously with, or to be achieved within the one-year period following, the closing of the respective Permitted Acquisition, which cost savings would be permitted to be recognized in pro forma statements prepared in accordance with
                      --- -----
     Regulation S-X under the Securities Act, as if such cost-savings were realized on the first day of the relevant period;

          (iv) without duplication of adjustments provided above, in case of any Permitted Acquisition consummated after the first day of the relevant period being tested, pro forma effect shall be given to the termination or
                          --- -----
     replacement of operating leases with Capitalized Lease Obligations or other Indebtedness, and to any replacement of Capitalized Lease Obligations or other Indebtedness with operating leases, in each case effected at the time of the consummation of such Permitted Acquisition or thereafter, in each case if effected after the first day of the period being tested and prior to the date the respective determination is being made, as if such termination or replacement had occurred on the first day of the relevant period;

          (v) in making any determination of Consolidated EBITDA for purposes of any calculation of the Adjusted Total Leverage Ratio, the Adjusted Senior Leverage Ratio and the Consolidated Interest Coverage Ratio only,
     (x) for any Permitted Acquisition which occurred during the last two fiscal quarters comprising the respective Test Period (and, in the case of Section 8.14, thereafter and on or prior to the relevant date of determination), there shall be added to Consolidated EBITDA the amount of Permitted Acquisition Additional Cost Savings, determined in accordance with the definition thereof contained herein, expected to be realized with respect to such Permitted Acquisition, (y) for any Permitted Acquisition effected in the second fiscal quarter of the respective Test Period, the Consolidated EBITDA shall be increased by 50% of the Permitted Acquisition Additional Cost Savings estimated to arise in connection with the respective Permitted Acquisition and (z) for any Permitted Acquisition effected in the first fiscal quarter of the respective Test Period, the Consolidated EBITDA shall be increased by 25% of the Permitted Acquisition Additional Cost Savings estimated to arise in connection with the respective Permitted Acquisition; provided that the aggregate additions to
                                       --------
     Consolidated EBITDA, for any period being tested, pursuant to this clause
     (v) shall not exceed 15% of the amount which would have been Consolidated EBITDA in the absence of the adjustment pursuant to this clause (v); and

           (vi) all Term Loans repaid with cash proceeds contributed by Holdings to RPP USA, which cash proceeds were initially received by Holdings from the issuance of Holdings Common Stock or Qualified Preferred Stock to, or any cash equity contributions from, Apollo Group after the first day of the relevant Calculation Period shall be deemed to have been repaid on the first day of the respective Calculation Period.

Notwithstanding anything to the contrary contained above, (x) for purposes of Sections 9.09 and 9.10 and, for purposes of all determinations of the Applicable Commitment Fee Percentage and the Applicable Margins, pro forma
                                                                 --- -----
effect (as otherwise provided above) shall only be given for events or occurrences which occurred during the respective Test Period but not thereafter and (y) for purposes of Section 8.14, pro forma effect (as otherwise provided
                                      --- -----
above) shall be given for events or occurrences which occurred during the respective Test Period and thereafter but on or prior to the respective date of determination.

          "Pro Forma Financial Statements" shall have the meaning provided in
           --- -----
Section 5.16(a).

          "Projections" shall mean the projections contained in the Confidential Information Memorandum, dated October 2000, which were prepared by or on behalf of RPP USA in connection with the Transaction and delivered to the Agents and the Lenders prior to the Initial Borrowing Date.

          "Public Offering" shall mean an underwritten public offering of Holdings Common Stock or an offering thereof pursuant to Rule 144A under the Securities Act.

          "Qualified IPO" shall mean an underwritten public offering of Holdings Common Stock which generates cash proceeds to Holdings of at least $100,000,000.

          "Qualified Preferred Stock" shall mean any Preferred Stock of Holdings, the express terms of which shall provide that dividends thereon shall not be required to be paid at any time (and to the extent) that such payment would be prohibited by the terms of this Agreement or any other agreement of Holdings relating to outstanding indebtedness and which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (including any Change of Control Event), cannot mature and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable, or required to be repurchased, at the sole option of the holder thereof (including, without limitation, upon the occurrence of a Change of Control Event), in whole or in part, on or prior to the date occurring two years after the B Term Loan Maturity Date.

          "Quarterly Payment Date" shall mean the last Business Day of each March, June, September and December commencing on December 31, 2000.

          "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, immovable property, improvements and fixtures, including Leaseholds.

          "Recapitalization" shall mean and include the Acquisition, the Shell Equity Rollover, the Redemption, the issuance of the Management Shares, the repayment of the Existing Shell Intercompany Loans and such other transactions contemplated by the Recapitalization Documents.

          "Recapitalization Documents" shall mean and include (i) the Master Sale Agreements and (ii) all other agreements and documents governing, or relating to, the Recapitalization.

          "Recovery Event" shall mean the receipt by Holdings or any of its Subsidiaries of any insurance or condemnation proceeds (other than proceeds from business interruption insurance) payable (i) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of Holdings or any of its Subsidiaries, (whether under any policy of insurance required to be maintained under Section 8.03 or otherwise) and (ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of Holdings or any of its Subsidiaries.

          "Redemption" shall have the meaning provided in Section 5.08(a).

          "Register" shall have the meaning provided in Section 15.17.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from to time in effect and any successor to all or any portion thereof.

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Release" shall mean disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing or pouring, into or upon any land or water or air, or otherwise entering into the environment.

          "Relevant Currency Equivalent" shall mean the Dollar Equivalent or the Euro Equivalent, as the case may be.

          "Replaced Lender" shall have the meaning provided in Section 1.13.

          "Replacement Lender" shall have the meaning provided in Section 1.13.

          "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the

30-day notice period is waived under subsection .22, .23, .24, .25, .27, or .28 of PBGC Regulation Section 4043 and the advance reporting events under subsections .61 to .68 of PBGC Regulation Section 4043.

          "Required Lenders" shall mean Non-Defaulting Lenders, the sum of whose outstanding Term Loans and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and RL Percentage of outstanding Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans of Non-Defaulting Lenders and the sum of the Revolving Loan Commitment of all Non-Defaulting Lenders (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate RL Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time). For purposes of this definition, the calculation of the outstanding principal amount of all A Euro Term Loans, Euro Revolving Loans and Euro Swingline Loans shall be determined by taking the Dollar Equivalent thereof at the time of any such calculation.

          "Resins Business" shall mean Holdings, the Dutch Parent and each of the other entities and assets being purchased by Acquisition Corp. pursuant to the Master Sale Agreements.

          "Revolving Loan" shall have the meaning provided in Section 1.01(c).

          "Revolving Loan Commitment" shall mean, with respect to each RL Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Revolving Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or Section 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 15.04(b).

          "Revolving Loan Maturity Date" shall mean November 14, 2006.

          "Revolving Note" shall have the meaning provided in Section 1.05(a).

          "RL Lender" shall mean, at any time, each Lender with a Revolving Loan Commitment or with outstanding Revolving Loans.

          "RL Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the RL Percentage of
                                        --------
any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

          "Rolling Stock" shall have the meaning provided in the US Security Agreement.

          "Rollover Amount" shall have the meaning provided in Section 9.11(b).

          "RPP USA" shall have the meaning provided in the first paragraph of this Agreement.

          "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

          "Salomon" shall mean Salomon Smith Barney Inc., in its individual capacity and any successor thereto.

          "Scheduled Repayment" shall mean, collectively, each A Euro Scheduled Repayment and B Scheduled Repayment.

          "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

          "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b)(ii).

          "Secured Creditors" shall have the meaning provided in the respective Security Documents.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Security Agreement" shall have the meaning provided in Section 5.10.

          "Security Agreement Collateral" shall mean all of the "Collateral" as defined in any Security Agreement.

          "Security Documents" shall mean and include each Pledge Agreement, each Security Agreement, each Mortgage and each Additional Security and Guaranty Document, if any.

          "Senior Subordinated Note Documents" shall mean the Senior Subordinated Notes, the Senior Subordinated Note Indenture and all other documents executed and delivered with respect to the Senior Subordinated Notes or Senior Subordinated Note Indenture, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Senior Subordinated Note Indenture" shall mean the Indenture, dated as of November 14, 2000, among the US Borrowers, the US Credit Parties which are Subsidiary Guarantors and the Senior Subordinated Note Indenture Trustee, as in effect on the Initial Borrowing Date and as thereafter amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

          "Senior Subordinated Note Indenture Trustee" shall mean United States Trust Company of New York or any successor thereto.

          "Senior Subordinated Notes" shall mean the US Borrowers' 13.50% Senior Subordinated Notes due 2010, issued pursuant to the Senior Subordinated Note Indenture, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "Senior Subordinated Notes" shall include any Exchange Senior Subordinated Notes issued pursuant to the Senior Subordinated Notes Indenture in exchange for theretofore outstanding Senior Subordinated Notes, as contemplated by the Offering Memorandum and the definition of Exchange Senior Subordinated Notes.

          "Shareholders' Agreements" shall have the meaning provided in Section 5.13.

          "Sharing Event" shall mean (i) the occurrence of any Event of Default with respect to Holdings or any Borrower pursuant to Section 10.05 or (ii) the acceleration of the maturity of any Loans pursuant to the last paragraph of
Section 10.

          "Shell" shall mean the Royal/Dutch Shell Group of Companies and its Affiliates.

          "Shell Equity Rollover" shall have the meaning provided in Section 5.08(a).

          "Standby Letter of Credit" shall have the meaning provided in Section 2.01(a).

          "Start Date" shall have the meaning provided in the definition of Applicable Margin.

          "Stated Amount" of each Letter of Credit shall mean the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met); provided that the "Stated Amount" of each Letter of
                            --------
Credit denominated in Euros shall be, on any date of calculation, the Dollar Equivalent of the maximum amount available to be drawn in Euros thereunder (determined without regard to whether any conditions to drawing could then be met).

          "Subsidiaries Guaranty" shall mean and include the US Subsidiaries Guaranty, the Foreign Subsidiaries Guaranty and each Additional Security and Guaranty Document.

          "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity (other than a corporation) in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Notwithstanding the foregoing (and except for purposes of Sections 7.01, 7.04, 7.12, 7.16, 7.17, 7.20, 8.01(h), 8.04, 8.06, 8.07, 8.08, 10.05, 10.06 and
10.09, and the definitions of Unrestricted Subsidiary, Foreign Unrestricted Subsidiary and Wholly-Owned Unrestricted Subsidiary contained herein), an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Holdings or any of its other Subsidiaries for purposes of this Agreement.

          "Subsidiary Guarantor" shall mean (i) each US Credit Party (other than Holdings and the US Borrowers) in its capacity as a Guarantor under the US Subsidiaries Guaranty and the Foreign Subsidiaries Guaranty, and (ii) each Foreign Credit Party (other than the Dutch Borrower) in its capacity as a Guarantor under the Foreign Subsidiaries Guaranty.

          "Subsidiary Redesignation" shall have the meaning provided in the definition of "Unrestricted Subsidiary" contained in this Section 11.

          "Supermajority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66.66%."

          "Swingline Expiry Date" shall mean the date which is five Business Days prior to the Revolving Loan Maturity Date.

          "Swingline Lender" shall mean MSSF.

          "Swingline Loan" shall have the meaning provided in Section 1.01(d).

          "Swingline Note" shall have the meaning provided in Section 1.05(a).

          "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Syndication Date" shall mean that date upon which the Administrative Agent determines (and notifies the Borrowers and the Lenders) that the primary syndication of the Loans and Commitments (and resultant addition of Persons as Lenders pursuant to Section 15.04(b)) has been completed.

          "Tax Allocation Agreements" shall have the meaning provided in Section 5.13.

          "Tax Benefit" shall have the meaning provided in Section 4.04(c).

          "Taxes" shall have the meaning provided in Section 4.04(a).

          "Term Loan Commitments" shall mean, collectively, the A Euro Term Loan Commitments and the B Term Loan Commitments.

          "Term Loans" shall mean, collectively, the A Euro Term Loans and the B Term Loans.

          "Test Period" shall mean each period of four consecutive fiscal quarters of RPP USA then last ended, in each case taken as one accounting period. Notwithstanding anything to the contrary contained above or in Section
15.07 or otherwise required by GAAP, to the extent that the respective Test Period includes RPP USA's fiscal quarters ending on March 31, 2000,

June 30, 2000, September 30, 2000 and December 31, 2000, (x) Consolidated EBITDA for such fiscal quarters shall be $47,400,000, $40,300,000, $37,200,000 (or, if higher, the actual Consolidated EBITDA for RPP USA's fiscal quarter ending September 30, 2000) and $39,200,000, respectively, and (y) Consolidated Interest Expense for such fiscal quarters shall be $19,125,000, $19,125,000, $19,125,000 and $19,125,000, respectively.

          "Total A Euro Term Loan Commitment" shall mean the sum of the A Euro Loan Commitments of each of the Lenders.

          "Total B Term Loan Commitment" shall mean the sum of the B Term Loan Commitments of each of the Lenders.

          "Total Commitment" shall mean, at any time, the sum of the Total A Euro Term Loan Commitment, the Total B Term Loan Commitment and the Total Revolving Loan Commitment.

          "Total Leverage Ratio" shall mean, on any date, the ratio of (i) Consolidated Debt on such date to (ii) Consolidated EBITDA for the Test Period most recently ended on or prior to such date. All calculations of the Total Leverage Ratio shall be made on a Pro Forma Basis, it being understood and
                                  --- -----
agreed that, as provided in the definition of Pro Forma Basis, the adjustments
                                              --- -----
contained in clause (v) thereof shall not be taken into account in determining the Total Leverage Ratio.

          "Total Revolving Loan Commitment" shall mean the sum of the Revolving Loan Commitments of each of the Lenders.

          "Total Unutilized Revolving Loan Commitment" shall mean, at any time,
(i) the Total Revolving Loan Commitment at such time less (ii) the sum of (I)
                                                     ----
the aggregate Principal Amount of all Revolving Loans and Swingline Loans outstanding at such time plus (II) the Letter of Credit Outstandings at such
                         ----
time.

          "Tractor Trailer" shall have the meaning provided in the US Security Agreement.

          "Trade Letter of Credit" shall have the meaning set forth in Section 2.01(a).

          "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being four separate Tranches, i.e., A Euro
                                                                    ----
Term Loans, B Term Loans, Revolving Loans and Swingline Loans.

          "Transaction" shall mean, collectively, (i) the consummation of the Recapitalization, (ii) the consummation of the Equity Financing, (iii) the repayment of the Existing Shell Intercompany Note, (iv) the entering into of the Credit Documents and the incurrence of all Loans hereunder on the Initial Borrowing Date, (v) the issuance of the Senior Subordinated Notes, (vi) the issuance of the Initial Holdings PIK Junior Subordinated Notes, (vii) the issuance of the Holdings Contingent Seller Subordinated Note and (viii) the payment of fees and expenses in connection with the foregoing.

          "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan, a Eurodollar Loan or
                                    ----
a Euro Loan.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

          "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of
Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

          "Unpaid Drawing" shall have the meaning provided in Section 2.04(a).

          "Unrestricted Subsidiary" shall mean any Subsidiary of RPP USA that is acquired or created after the Initial Borrowing Date and designated by RPP USA as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent, provided that RPP USA shall only be permitted to so designate a new
       --------
Unrestricted Subsidiary after the Initial Borrowing Date and so long as (i) no Default or Event of Default exists or would result therefrom and (ii) all of the provisions of Section 9.15 shall have been complied with in respect of such newly-designated Unrestricted Subsidiary and such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by RPP USA or any of its Subsidiaries) through Investments as permitted by, and in compliance with, Section 9.05(l), with any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof to be treated as Investments pursuant to Section 9.05(l), provided that at the time of the initial Investment by RPP USA or any of its
--------
Wholly-Owned Subsidiaries in such Subsidiary, RPP USA shall designate such entity as an Unrestricted Subsidiary in a written notice to the Administrative Agent. RPP USA may designate any Unrestricted Subsidiary to be a Subsidiary for purposes of this Agreement (each a "Subsidiary Redesignation"), provided that
                                                                --------
(i) such Unrestricted Subsidiary, both before and after giving effect to such designation, shall be a Wholly-Owned Subsidiary of RPP USA, (ii) no Default or Event of Default then exists or would occur as a consequence of any such Subsidiary Redesignation (including but not limited to, under Sections 9.03 and 9.04), (iii) all actions which would be required to be taken pursuant to Section 9.15(a) in connection with the establishment, creation or acquisition of a new Domestic Subsidiary or a new Wholly-Owned Foreign Subsidiary are taken at the time of the respective Subsidiary Redesignation, (iv) calculations are made by RPP USA of compliance with the covenants contained in Sections 9.09 and 9.10 (in each case, giving effect to the last sentence appearing therein) for the relevant Calculation Period, on a Pro Forma Basis as if the respective
                                  --- -----
Subsidiary Redesignation (as well as all other Subsidiary Redesignations theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that such financial covenants would have been complied with if the Subsidiary Redesignation had occurred on the first day of such Calculation Period (for this purpose, (x) if the first day of the respective Calculation Period occurs prior to the Initial Borrowing Date, calculated as if the covenants contained in Sections 9.09 and 9.10 (in each case, giving effect to the last sentence appearing therein) had been applicable from the first day of the Calculation Period and (y) using the covenant levels contained in such Sections 9.09 and 9.10 for the Test Period ending March 31, 2001 in connection with any Subsidiary Redesignation made prior to March 31,
2001), (v) based on good faith projections prepared by RPP USA for the period from the date of the respective Subsidiary Redesignation to the date which is one year thereafter, the level of financial performance measured by the covenants set forth in Sections 9.09 and 9.10 (in each case, giving effect to the last sentence appearing therein) shall be better than or equal to such level as would be required to provide that no Default or Event of Default would exist under the financial covenants contained in Sections 9.09 and 9.10 ((x) in each case, giving effect to the last sentence appearing therein and (y) using the covenant levels contained in such Sections 9.09 and 9.10 for the Test Period ending March 31, 2001 for any portion of such period prior to March 31, 2001) through the date which is one year from the date of the respective Subsidiary Redesignation, (vi) calculations are made by RPP USA demonstrating compliance with an Adjusted Senior Leverage Ratio not to exceed (i) 3.50:1.00 in the case of any Subsidiary Redesignation consummated on or prior to June 30, 2002 and
(ii) 3.25:1.00 in the case of any Subsidiary Redesignation consummated thereafter, in each case on the last day of the relevant Calculation Period, on a Pro Forma Basis as if the respective Subsidiary Redesignation (as well as all
  --- -----
other Subsidiary Redesignations theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, (vii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Subsidiary Redesignation (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (viii) after giving effect to such Subsidiary Redesignation and all payments made in connection therewith, the Total Unutilized Revolving Loan Commitment shall equal or exceed $25,000,000, and (ix) RPP USA shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of RPP USA, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (viii), inclusive, and containing the calculations required by the preceding clauses (iv), (v), (vi) and (viii).

          "Unutilized Revolving Loan Commitment" with respect to any RL Lender at any time shall mean such RL Lender's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding Principal Amount of all Revolving
----
Loans made by such RL Lender and (ii) such RL Lender's RL Percentage of the total Letter of Credit Outstandings at such time.

          "US Borrowers" shall have the meaning provided in the first paragraph of this Agreement.

          "US Borrowers Guaranty" shall mean the guaranty of each US Borrower pursuant to Section 14.

          "US Credit Party" shall mean Holdings, each US Borrower and each Subsidiary Guarantor that is also a Domestic Subsidiary.

          "US Finance Corp." shall have the meaning provided in the first paragraph of this Agreement.

          "US Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by, and all Loans made to, the US Borrowers under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest is an allowed claim in any such proceeding) thereon) of the US Borrower to the Lenders, the Letter of Credit Issuers, the Agents and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document to which either of the US Borrowers are a party and the due performance and compliance by the US Borrowers with all the terms, conditions and agreements contained in the Credit Agreement and in each such other Credit Document and (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest is an allowed claim in any such proceeding) of the US Borrowers owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by either US Borrower with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "US Mortgaged Property" shall mean any Mortgaged Property located in the United States or any State thereof.

          "US Pledge Agreements" shall have the meaning provided in Section
5.09.

          "US Security Agreement" shall have the meaning provided in Section
5.10.

          "US Subsidiaries Guaranty" shall have the meaning provided in Section 5.11(a).

          "Voting Stock" shall mean, as to any Person, any class or classes of capital stock of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such Person.

          "Waivable Mandatory Repayment" shall have the meaning provided in
Section 4.02(l).

          "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary.

          "Wholly-Owned Foreign Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Foreign Subsidiary.

          "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal amounts of shares required to be held other than by such Person under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time; provided that (x) except as provided in the last sentence of the
      --------
definition of Subsidiary and (y) other than in the definition of Wholly-Owned Unrestricted Subsidiary, no Unrestricted Subsidiary shall be considered a Wholly-Owned Subsidiary.

          "Wholly-Owned Unrestricted Subsidiary" shall mean any Wholly-Owned Subsidiary which is an Unrestricted Subsidiary.

          "Written" (whether lower or upper case) or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

          SECTION 12.  The Agents.
                       ----------

          12.01  Appointment.  Each Lender hereby irrevocably designates and
                 -----------
appoints MSSF as Administrative Agent (for purposes of this Section 12, the term "Administrative Agent" shall mean MSSF in its capacity as Administrative Agent and Lead Arranger hereunder and Morgan Stanley & Co. Incorporated as Collateral Agent pursuant to the Security Documents), Salomon as Syndication Agent, and Morgan Guaranty as Documentation Agent, in each case to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes the Agents to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Agents by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each Agent agrees to act as such upon the express conditions contained in this Section 12. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, no Agent shall have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Agent. The provisions of this Section 12 are solely for the benefit of the Agents and the Lenders, and neither Holdings nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, each of the Agents shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for Holdings or any of its Subsidiaries.

          12.02  Delegation of Duties.  Each Agent may execute any of its duties
                 --------------------
under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          12.03  Exculpatory Provisions.  No Agent nor any of their respective
                 ----------------------
officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such person in its capacity as Agent under or in connection with this Agreement or the other Credit Documents (except for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by Holdings, any of its Subsidiaries or any of their respective officers contained in this Agreement or the other Credit Documents, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Document or for any failure of Holdings or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Documents, or to inspect the properties, books or records of Holdings or any of its Subsidiaries. No Agent shall be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by any Agent to the Lenders or by or on behalf of Holdings or any of its Subsidiaries to any Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

          12.04  Reliance by Agents.  Each Agent shall be entitled to rely, and
                 ------------------
shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Holdings or any of its Subsidiaries), independent accountants and other experts selected by any Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          12.05  Notice of Default.  No Agent shall be deemed to have knowledge
                 -----------------
or notice of the occurrence of any Default or Event of Default unless such Agent has actually received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that, unless and until the Administrative Agent
                      --------
shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          12.06  Nonreliance on Agents and Other Lenders.  Each Lender expressly
                 ---------------------------------------
acknowledges that no Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of Holdings or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon such Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of Holdings and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of Holdings and its Subsidiaries. No Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of Holdings or any of its Subsidiaries which may come into the possession of such Agent, the Documentation Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          12.07  Indemnification.  The Lenders agree to indemnify each Agent in
                 ---------------
its capacity as such ratably according to their respective "percentages" as used in determining the Required Lenders at such time or, if the Commitments have terminated and all Loans have been repaid in full, as determined immediately prior to such termination and repayment (with such "percentages" to be determined as if there are no Defaulting Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by such Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by Holdings or any of its Subsidiaries; provided that no
                                                              --------
Lender shall be liable to any Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting primarily from the gross negligence or willful misconduct of such Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision). If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 12.07 shall survive the payment of all Obligations.

          12.08  Agents in their Individual Capacities.  Each Agent and their
                 -------------------------------------
respective affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings and its Subsidiaries as though such Agent were not an Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, each Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

          12.09  Holders.  The Administrative Agent may deem and treat the payee
                 -------
of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          12.10  Resignation of the Agents.  (a)  The Administrative Agent may
                 -------------------------
resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 30 Business Days' prior written notice to Holdings and the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to Holdings.

          (c) If a successor Administrative Agent shall not have been so appointed within such 30 Business Day period, the Administrative Agent, with the consent of Holdings (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

          (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Lenders appoint a successor Administrative Agent as provided above.

          (e) Each of the Syndication Agent and the Documentation Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving five Business Days' prior written notice to the Lenders. Such resignation shall take effect at the end of such five Business Day period.

          12.11  Power of Attorney.  Each of the Administrative Agent and the
                 -----------------
Collateral Agent is hereby expressly authorized (with the right of sub-delegation) by, and on behalf of, each other Agent and each Lender to enter into any Security Document required to be executed and delivered pursuant to this Agreement or the other Credit Documents in order to secure the obligations of the Borrowers and Guarantors hereunder and thereunder. Each of the Administrative Agent and the Collateral Agent shall be entitled to all declarations, and may appoint any attorney-in-fact to act on its behalf, as it considers necessary or useful in connection with the entering into of such Security Documents. The Administrative Agent and the Collateral Agent shall further be entitled to rescind, amend and/or execute new and different versions of the aforementioned Security Documents in accordance with the terms of this Agreement. Each Lender and each of the Syndication Agent and the Documentation Agent hereby grants to each of the Administrative Agent and the Collateral Agent an irrevocable power-of-attorney, in such Lender's and such Agent's name, to take the actions contemplated above in this Section 12.11.

          SECTION 13.  Holdings Guaranty.
                       -----------------

          13.01  Guaranty.  In order to induce the Agents, the Collateral Agent,
                 --------
the Letter of Credit Issuers and the Lenders to enter into this Agreement and to extend credit hereunder, and to induce the other Guaranteed Creditors to enter into Interest Rate Protection Agreements and Other Hedging Agreements and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans, the issuance of the Letters of Credit and the entering into of such Interest Rate Protection Agreements and Other Hedging Agreements, Holdings hereby agrees with the Guaranteed Creditors as follows: Holdings hereby and unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of each Borrower to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of any Borrower to the Guaranteed Creditors becomes due and payable hereunder, Holdings, unconditionally and irrevocably, promises to pay such indebtedness to the Administrative Agent and/or the other Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Administrative Agent and the other Guaranteed Creditors in collecting any of the Guaranteed Obligations of any Borrower. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations of any Borrower and any of the aforesaid payees repays all or part of said amount by reason of
(i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower), then and in such event Holdings agrees that any such judgment, decree, order, settle-ment or compromise shall be binding upon Holdings, notwithstanding any revocation of this Guaranty or other instrument evidencing any liability of any Borrower, and Holdings shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          13.02  Bankruptcy.  Additionally, Holdings unconditionally and
                 ----------
irrevocably guarantees the payment of any and all of the Guaranteed Obligations of each Borrower to the Guaranteed Creditors whether or not due or payable by such Borrower upon the occurrence of any of the events specified in Section 10.05, and unconditionally, irrevocably, jointly and severally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand.

          13.03  Nature of Liability.  The liability of Holdings hereunder is
                 -------------------
exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of any Borrowers, whether executed by Holdings, any other guarantor or by any other party, and the liability of Holdings hereunder shall not be affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of any Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower, or (e) any payment made to any Guaranteed Creditor on the Guaranteed Obligations of any Borrower which any such Guaranteed Creditor repays to any Borrower or any other Subsidiary of Holdings pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction of the type described in Section 13.05.

          13.04  Independent Obligation.  The obligations of Holdings hereunder
                 ----------------------
are independent of the obligations of any other guarantor, any other party or any Borrower, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any other guarantor, any other party or any Borrower and whether or not any other guarantor, any other party or any Borrower be joined in any such action or actions. Holdings waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to Holdings.

          13.05  Authorization.  Holdings authorizes the Guaranteed Creditors
                 -------------
without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations of any Borrower (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to such Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations of any Borrower or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against any Borrower, any other Credit Party or others or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, guarantors, any Borrower, other Credit Parties or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations of any Borrower, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Guaranteed Creditors;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Guaranteed Creditors regardless of what liability or liabilities of any Borrower remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document, any Interest Rate Protection Agreement or any Other Hedging Agreement or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document, any Interest Rate Protection Agreement or any Other Hedging Agreement or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Guaranty.

          13.06  Reliance.  It is not necessary for any Guaranteed Creditor to
                 --------
inquire into the capacity or powers of Holdings or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          13.07  Subordination.  Any indebtedness of any Borrower now or
                 -------------
hereafter owing to Holdings is hereby subordinated to the Guaranteed Obligations of such Borrower owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of any Borrower to Holdings shall be collected, enforced and received by Holdings for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of the Borrowers to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Guaranty. Prior to the transfer by Holdings of any note or negotiable instrument evidencing any such indebtedness of any Borrower to Holdings, Holdings shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, Holdings hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

          13.08  Waiver.  (a)  Holdings waives any right (except as shall be
                 ------
required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against any Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Holdings waives any defense based on or arising out of any defense of any Borrower, any other guarantor or any other party, other than payment in full in cash of the Guaranteed Obligations, based on or arising out of the disability of any Borrower, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full in cash of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by any Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Borrower, or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations have been paid in cash. Holdings waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against any Borrower, or any other party or any security.

          (b) Holdings waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Holdings assumes all responsibility for being and keeping itself informed of the Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that neither Agent nor any of the other Guaranteed Creditors shall have any duty to advise Holdings of information known to them regarding such circumstances or risks.

          13.09  Payment.  All payments made by Holdings pursuant to this
                 -------
Section 13 shall be made in the respective Approved Currency in which the respective Guaranteed Obligations are then due and payable (after giving effect, in the circumstances contemplated by Section 1.14, to any conversion occurring pursuant thereto). All payments made by Holdings pursuant to this Section 13 will be made without setoff, counterclaim or other defense.

          SECTION 14.  US Borrowers Guaranty.
                       ---------------------

          14.01  Guaranty.  In order to induce the Agents, the Collateral Agent,
                 --------
the Letter of Credit Issuers and the Lenders to enter into this Agreement and to extend credit hereunder, and to induce the other Guaranteed Creditors to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Dutch Borrower and in recognition of the direct benefits to be received by each US Borrower from the proceeds of the Loans made to the Dutch Borrower and the entering into of such Interest Rate Protection Agreements and Other Hedging Agreements, each US Borrower jointly and severally agrees with the Guaranteed Creditors as follows: Each US Borrower hereby unconditionally, irrevocably, jointly and severally guarantees, as primary obligor and not merely as surety, the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Dutch Guaranteed Obligations. If any or all of the Dutch Guaranteed Obligations becomes due and payable hereunder, each US Borrower, unconditionally, irrevocably and jointly and severally promises to pay such indebtedness to the Administrative Agent and/or the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Administrative Agent and the other Guaranteed Creditors in collecting any of the Dutch Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Dutch Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Dutch Borrower), then and in such event each US Borrower agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such US Borrower, notwithstanding any revocation of this Guaranty or any other instrument evidencing any liability of the Dutch Borrower, and each US Borrower shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          14.02  Bankruptcy.  Additionally, each US Borrower unconditionally,
                 ----------
irrevocably and jointly and severally guarantees the payment of any and all of the Dutch Guaranteed Obligations whether or not due or payable by the Dutch Borrower upon the occurrence of any of the events specified in Section 10.05, and unconditionally, irrevocably and jointly and severally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand.

          14.03  Nature of Liability.  The liability of each US Borrower
                 -------------------
hereunder is exclusive and independent of any security for or other guaranty of the Dutch Guaranteed Obligations whether executed by any other guarantor or by any other party, and the liability of each US Borrower hereunder is not affected or impaired by (a) any direction as to application of payment by the Dutch Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Dutch Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Dutch Borrower, or (e) any payment made to the Guaranteed Creditors on the Dutch Guaranteed Obligations which any such Guaranteed Creditor repays to the Dutch Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceed-ing, and each US Borrower waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding or (f) any action or inaction of the type described in Section 14.05.

          14.04  Independent Obligation.  The obligations of each US Borrower
                 ----------------------
hereunder are independent of the obligations of any other guarantor, any other party, or the Dutch Borrower, and a separate action or actions may be brought and prosecuted against either US Borrower whether or not action is brought against any other guarantor, any other party or the Dutch Borrower and whether or not any other guarantor, any other party or the Dutch Borrower be joined in any such action or actions. Each US Borrower waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Dutch Borrower or other circumstance which operates to toll any statute of limitations as to the Dutch Borrower shall operate to toll the statute of limitations as to each US Borrower.

          14.05  Authorization.   Each US Borrower authorizes the Guaranteed
                 -------------
Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Dutch Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Dutch Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Dutch Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Dutch Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

          (c) exercise or refrain from exercising any rights against the Dutch Borrower, any other Credit Party or others or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, guarantors, the Dutch Borrower or other obligors;

          (e) settle or compromise any of the Dutch Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Dutch Borrower to its creditors other than the Guaranteed Creditors;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Dutch Borrower to the Guaranteed Creditors regardless of what liability or liabilities of the Dutch Borrower remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of either US Borrower from its liabilities under this Guaranty.

          14.06  Reliance.  It is not necessary for the Guaranteed Creditors to
                 --------
inquire into the capacity or powers of Holdings or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Dutch Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          14.07  Subordination.  Any indebtedness of the Dutch Borrower now or
                 -------------
hereafter owing to either US Borrower is hereby subordinated to the Dutch Guaranteed Obligations of the Dutch Borrower owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the Dutch Borrower to either US Borrower shall be collected, enforced and received by each US Borrower for the benefit of the Dutch Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Dutch Guaranteed Obligations to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of either US Borrower under the other provisions of this Guaranty. Prior to the transfer by either US Borrower of any note or negotiable instrument evidencing any of the indebtedness of the Dutch Borrower to either US Borrower, such US Borrower shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.
Without limiting the generality of the foregoing, each US Borrower hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all of the Dutch Guaranteed Obligations have been irrevocably paid in full in cash.

          14.08  Waiver.  (a)  Each US Borrower waives any right (except as
                 ------
shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the Dutch Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Dutch Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Each US Borrower waives any defense based on or arising out of any defense of the Dutch Borrower, any other guarantor or any other party, other than payment in full in cash of the Guaranteed Obligations, based on or arising out of the disability of the Dutch Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of either US Borrower other than payment in full in cash of the Dutch Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by any Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Dutch Borrower or any other party, or any security, without affecting or impairing in any way the liability of either US Borrower hereunder except to the extent the Dutch Guaranteed Obligations have been paid in cash. Each US Borrower waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any US Borrower against the Dutch Borrower or any other party or any security.

          (b) Each US Borrower waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Dutch Guaranteed Obligations. Each US Borrower assumes all responsibility for being and keeping itself informed of the Dutch Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Dutch Guaranteed Obligations and the nature, scope and extent of the risks which each US Borrower assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise either US Borrower of information known to them regarding such circumstances or risks.

          14.09 Payment. All payments made by each US Borrower pursuant to this
                -------
Section 14 shall be made in the respective Approved Currency in which the respective Guaranteed Obligations are then due and payable (after giving effect, in the circumstances contemplated by Section 1.14, to any conversion occurring pursuant thereto). All payments made by each US Borrower pursuant to this
Section 14 will be made without setoff, counterclaim or other defense.

          SECTION 15. Miscellaneous.
                      -------------

          15.01 Payment of Expenses, etc. The Borrowers jointly and severally
                -------------------------
agree to: (i) pay all reasonable out-of-pocket costs and expenses of the Agents and the Collateral Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local and foreign counsel to the Agents and the Collateral Agent) in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto and in connection with the Agents' syndication efforts with respect to this Agreement (it being understood that, for purposes of this clause (i), the Agents shall use the same counsel); (ii) pay all reasonable out-of-pocket costs and expenses of each Agent, the Collateral Agent, each Letter of Credit Issuer and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein and, after an Event of Default shall have occurred and be continuing, the protection of the rights of each Agent, the Collateral Agent each Letter of Credit Issuer and each of the Lenders thereunder (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) and consultants for each Agent, for the Collateral Agent, for each Letter of Credit Issuer and for each of the Lenders);
(iii) pay
and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iv) indemnify each Agent, the Collateral Agent, each Letter of Credit Issuer and each Lender and their respective officers, directors, employees, representatives, trustees, affiliates and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent, the Collateral Agent, any Letter of Credit Issuer or any Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among any Agent, the Collateral Agent, any Letter of Credit Issuer, any Lender, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Document or the use of the proceeds of any Loans hereunder or any drawing on any Letter of Credit or the Transaction or the consummation of any other transactions contemplated in any Document (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)), or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property or any Environmental Claim, in each case, including, without limitation, the reasonable fees and disbursements of counsel and independent consultants incurred in connection with any such investigation, litigation or other proceeding. To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers jointly and severally shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

          15.02 Right of Setoff. In addition to any rights now or hereafter
                ---------------
granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Agent, the Collateral Agent, each Letter of Credit Issuer and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender (including, without limitation, by branches and agencies of such Agent, the Collateral Agent, such Letter of Credit Issuer and such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations of any Credit Party to such Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of any Credit Party purchased by such Lender pursuant to Section 15.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender shall have made any demand hereunder and although said Obligations shall be contingent or unmatured.

          15.03  Notices; Authorized Representative. Except as otherwise
                 ----------------------------------
expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents, as the case may be; if to the Administrative Agent or any Letter of Credit Issuer, at such Person's applicable Notice Office; if to any Lender, at its address specified for such Lender on Schedule II; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, and shall be effective when received.

          15.04  Benefit of Agreement. (a)  This Agreement shall be binding
                 --------------------
upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign
                                   --------  -------
or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of each of the Lenders and, provided further, that, although any Lender may grant participations in its
     ----------------
rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Loans hereunder except as provided in Section 15.04(b)) and the participant shall not constitute a "Lender" hereunder and, provided further, that no Lender shall
                                     ----------------
transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or of a mandatory repayment of Loans shall not constitute a change in the terms of such participation, that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof and that any amendment or modification to the financial definitions in this Agreement or to
Section 15.07(a) shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i)), (ii) consent to the assignment or transfer by the US Borrowers or the Dutch Borrower of any of their or its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Security Documents) supporting any of the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and, except as set forth in
Section 1.14, all amounts payable by the US Borrowers or the Dutch Borrower hereunder shall be determined as if such Lender had not sold such participation.

          (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to (i) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in bank loans or that manages (directly or through an Affiliate) any fund that invests in bank loans, any fund that invests in bank loans and is managed by the same investment advisor as such Lender, by an Affiliate of such investment advisor or by such Lender, as the case may be, or (y) assign all, or if less than all, a portion equal to at least $1,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to one or more Eligible Transferees (treating (a) any fund that invests in loans and (b) any other fund that invests in loans and is managed by the same investment advisor as such fund or by an Affiliate of such investment advisor, as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that (i) at such time Schedule I shall be deemed
                      --------
modified to reflect the Commitments and/or outstanding Loans, as the case may be, of such new Lender and of the existing Lenders, (ii) upon surrender of the old Notes (or the furnishing of a standard indemnity letter from the respective assigning Lender in respect of any lost Notes reasonably acceptable to the applicable Borrowers or Borrower), new Notes will be issued, at the Borrowers' expense, to such new Lenders and to the assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments and/or outstanding Loans, as the case may be, (iii) the consent of the Administrative Agent and, so long as no Default or Event of Default is then in existence, RPP USA shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) of this Section 15.04(b) (which consent, in each case, shall not be unreasonably withheld or delayed), and (iv) the consent of each Letter of Credit Issuer shall be required in connection with any assignment of Revolving Loan Commitments pursuant to clause (y) above in this
Section 15.04(b) (which consent shall not be unreasonably withheld or delayed) and, provided further, that such transfer or assignment will not be effective
     ----------------
until recorded by the Administrative Agent on the Register pursuant to Section
15.17. To the extent of any assignment pursuant to this Section 15.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and/or outstanding Loans. In the case of Loans to the US Borrowers, at the time of each assignment of such Loan pursuant to this
Section 15.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes, the respective assignee Lender shall provide to the US Borrowers and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b)(I). In the case of Loans to the Dutch Borrower, at the time of each assignment of such Loan pursuant to this Section 15.04(b) to a Person which is not already a Lender hereunder, which is not a resident of The Netherlands for Dutch tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Dutch Borrower the appropriate certificate or document described in Section 4.04(b)(II) or 4.04(d). To the extent that an assignment of all or any portion of a Lender's Commitments and outstanding Obligations pursuant to Section 1.13 or this Section 15.04(b) would, due to circumstances existing at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Notwithstanding anything to the contrary contained above, at any time after the termination of the Total Revolving Loan Commitment, if any Revolving Loans or Letters of Credit remain outstanding, assignments may be made as provided above, except that the respective assignment shall be of a portion of the outstanding Revolving Loans of the respective RL Lender and its participation in Letters of Credit and its obligation to make Mandatory Borrowings, although any such assignment effected after the termination of the Total Revolving Loan Commitment shall not release the assigning RL Lender from its obligations as a Participant with respect to outstanding Letters of Credit or to fund its share of any Mandatory Borrowing (although the respective assignee may agree, as between itself and the respective assigning RL Lender, that it shall be responsible for such amounts).

          (c) Nothing in this Agreement shall prevent or prohibit any Lender or the Swingline Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Notes or Loans to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

          15.05  No Waiver; Remedies Cumulative. No failure or delay on the part
                 ------------------------------
of any Agent, the Collateral Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and any Agent, the Collateral Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Agent, the Collateral Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents, the Collateral Agent or the Lenders to any other or further action in any circumstances without notice or demand.

          15.06  Payments Pro Rata. (a) The Administrative Agent agrees that
                 -----------------
promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall, except as otherwise provided in this Agreement, distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share
                                                                  --- ----
of such payment) pro rata based upon their respective shares, if any, of the
                 --- ----
Obligations with respect to which such payment was received.

          (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided that, if all or any portion of such excess
                        --------
amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          15.07  Calculations; Computations. (a)  The financial statements to
                 --------------------------
be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by RPP USA to the Lenders); provided that, except as otherwise specifically
                            --------
provided herein, all computations determining the Adjusted Total Leverage Ratio, the Total Leverage Ratio and the Adjusted Senior Leverage Ratio and compliance with Sections 4.02, 8.14 and 9, including definitions used therein shall, in each case, utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 31, 1999 financial statements delivered to the Lenders pursuant to Section 7.10(b); and provided further, that (i) to the extent expressly required
             ----------------
pursuant to the provisions of this Agreement, certain calculations shall be made on a Pro Forma Basis, (ii) to the extent compliance with any of Section 9.09 or
     --- -----
9.10 or the determination of any of the Adjusted Total Leverage Ratio, the Total Leverage Ratio and the Adjusted Senior Leverage Ratio would include periods occurring prior to the Initial Borrowing Date, such calculation shall be adjusted on a Pro Forma Basis to give effect to the Transaction as if same had
              --- -----
occurred on the first day of the respective period, (iii) in the case of any determinations of Consolidated Interest Expense or Consolidated EBITDA for any portion of any Test Period which ends prior to the Initial Borrowing Date, all computations determining compliance with Sections 9.09 or 9.10 and all determinations of the Adjusted Total Leverage Ratio, the Adjusted Senior Leverage Ratio and the Total Leverage Ratio (including as used in the definition of Applicable Commitment Fee Percentage and Applicable Margin) shall be calculated in accordance with the definition of Test Period contained herein and
(iv) for purposes of calculating the Applicable Commitment Fee Percentage and the Applicable Margin, financial ratios, financial terms, all covenants and related definitions, all such calculations based on the operations of RPP USA and its Subsidiaries on a consolidated basis shall be made without giving effect to the operations of any Unrestricted Subsidiaries.

          (b) All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

          (c) Notwithstanding anything to the contrary contained in clause (a) of this Section 15.07, (i) for purposes of determining compliance with any incurrence tests set forth in Sections 8 and/or 9 (excluding Sections 9.09 and 9.10), any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the Dollar Equivalent of the respective such amounts as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate

Dollar limitation provided for therein (and to the extent the respective incurrence test limits the aggregate amount outstanding (or expended) at any time and is expressed in Dollars, all outstanding amounts originally incurred or expended in a currency other than Dollars shall be converted into Dollars on the basis of the Dollar Equivalent of the respective such amounts as in effect on the date any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding (or expended) at any time).

          (d) Except as provided in Section 15.07(e), for purposes of determining compliance with (i) Sections 1.01(c) (other than clause (viii) thereof), 1.01(d) (other than clause (viii) thereof), 2.01(c), 3.01(a) and 4.02(a) (other than clause (ii) thereof), the Dollar Equivalent of each Euro Loan and each Letter of Credit denominated in Euros shall be calculated on the date when any such Euro Loan is made or such Letter of Credit is issued, on the second Business Day of each month and at such other times as may be designated by the Administrative Agent and (ii) with Sections 1.01(c)(viii) and 1.01(d)(viii), the Euro Equivalent of each Dollar Revolving Loan and Dollar Swingline Loan incurred by the Dutch Borrower shall be calculated on the date when any such Dollar Revolving Loan or Dollar Swingline Loan is made, on the second Business Day of each month and at such other times as may be designated by the Administrative Agent. Such Dollar Equivalent or Euro Equivalent, as the case may be, shall remain in effect until the same is recalculated by the Administrative Agent as provided above and notice of such recalculation is received by RPP USA, it being understood that until such notice is received, the Dollar Equivalent or Euro Equivalent, as the case may be, shall be that Dollar Equivalent or Euro Equivalent, as the case may be, as last reported to RPP USA by the Administrative Agent. The Administrative Agent shall promptly notify RPP USA and the Lenders of each such determination of the Dollar Equivalent or Euro Equivalent, as the case may be.

          (e) For the purpose of determining the US Borrowers' obligation to reimburse in Dollars a Drawing under a Letter of Credit denominated in Euros (and each Participant's obligation to fund its participation with respect to any such Letter of Credit), such determination shall be made by the Administrative Agent by converting the amount of the Unpaid Drawing into Dollars based on the Dollar Equivalent thereof on the day on which the Drawing is honored by the respective Letter of Credit Issuer. For the purposes of determining the US Borrowers' obligation to pay Letter of Credit Fees and Facing Fees with respect to Letters of Credit denominated in Euros, such determination shall be made by using the Dollar Equivalent in effect from time to time during the term of any such Letter of Credit as determined by the provisions of Section 15.07(d).

          (f)  For the purpose of determining compliance with Sections 9.04(d),
(g) and (o), any interest on any Indebtedness theretofore incurred pursuant to such Sections which is capitalized and/or paid in the form of additional Indebtedness with the same terms shall not be treated as an incurrence of additional Indebtedness for purposes of determining compliance with the dollar limitations set forth therein.

          15.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (a) THIS
                 ------------------------------------------------
AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN CERTAIN OF THE OTHER CREDIT

DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS NATIONAL REGISTERED AGENTS, INC., WITH OFFICES ON THE DATE HEREOF AT 440 NINTH AVENUE, NEW YORK, NEW YORK 10001 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF THE PROPERTY OF HOLDINGS AND ITS SUBSIDIARIES, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF HOLDINGS AND EACH BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK COUNTY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT. EACH OF HOLDINGS AND EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER EACH OF HOLDINGS AND EACH BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH CREDIT PARTY. EACH OF HOLDINGS AND EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH OF HOLDINGS AND EACH BORROWER, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 15.03, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT, THE COLLATERAL AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

          (b) EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          15.09  Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent.

          15.10  Effectiveness. This Agreement shall become effective on the
                 -------------
date (the "Effective Date") on which Holdings, each Borrower, each Agent and each Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same (including by way of facsimile transmission) to the Administrative Agent at the Notice Office or at the office of the Agents' counsel. The Administrative Agent will give Holdings, each Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

          15.11  Headings Descriptive. The headings of the several sections and
                 --------------------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          15.12  Amendment or Waiver; etc. (a) Neither this Agreement nor any
                 -------------------------
other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination
                  --------
shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected thereby in the case of the following clause
(i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 15.07(a) shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i)), (ii) release all or substantially all of the Collateral (except as expressly provided in the Security Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this
Section 15.12 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Term Loans and the Revolving Loan Commitments on the Effective Date), (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date) or (v) consent to the assignment or transfer by any Borrower of any of their respective rights and obligations under this Agreement or any other Credit Document; provided further, that no
                                                   ----------------
such change, waiver, discharge or termination shall (1) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender),
(2) without the consent of each Letter of Credit Issuer, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (3) without the consent of the Swingline Lender, alter its rights or obligations with respect to Swingline Loans, (4) without the consent of the Agents, amend, modify or waive any provision of Section 12 as same applies to the Agents or any other provision as same relates to the rights or obligations of the Agents, (5) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (6) except in cases where additional extensions of term loans and/or revolving loans are being afforded substantially the same treatment afforded to the Term Loans and Revolving Loans pursuant to this Agreement as originally in effect, without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Tranches, pursuant to Section 4.01 or 4.02 (excluding Section 4.02(b) or (c)) (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered), or (7) reduce the amount of, or extend the date of, any Scheduled A Euro Repayment without the consent of Supermajority Lenders holding A Euro Term Loans, or reduce the amount, or extend the date of, any B Scheduled Repayment without the consent of the Supermajority Lenders holding B Term Loans, or amend the definition of Supermajority Lenders without the consent of the Supermajority Lenders holding each of the A Euro Term Loans and B Term Loans (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date).

          (b) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 15.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrowers shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or
(B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrowers if the respective Lender's consent is required with respect to less than all Tranches of Loans (or related Commit-
ments), to replace only the Commitments and/or Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitment (if such Lender's consent is required as a result of its Commitment) and/or repay each Tranche of outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent and/or cash collateralize its applicable RL Percentage of the Letter of Credit of Outstandings, in accordance with Sections 3.02(b) and/or 4.01(vii), provided
                                                                    --------
that, unless the Commitments which are terminated and Loans which are repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause
(B), the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that the Borrowers
                                            ----------------
shall not have the right to replace a Lender, terminate its Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 15.12(a).

          15.13  Survival.  All indemnities set forth herein including, without
                 --------
limitation, in Sections 1.10, 1.11, 2.05, 4.04, 12.07 and 15.01, shall, subject to the provisions of Section 15.18 (to the extent applicable), survive the execution and delivery of this Agreement and the making and repayment of the Loans.

          15.14  Domicile of Loans and Commitments.  Each Lender may transfer
                 ---------------------------------
and carry its Loans and/or Commitments at, to or for the account of any branch office, subsidiary or affiliate of such Lender; provided that no Borrower shall
                                                --------
be responsible for increased costs arising under Section 1.10, 1.11, 2.05 or
4.04 resulting from any such transfer (other than a transfer pursuant to Section 1.12) to the extent such increased costs would not otherwise be applicable to such Lender in the absence of such transfer (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

          15.15  Confidentiality.  (a)  Each of the Lenders agree that it will
                 ---------------
use its reasonable efforts not to disclose without the prior consent of Holdings (other than to its directors, trustees, employees, officers, auditors, counsel or other professional advisors, to affiliates or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided that such
                                                            --------
persons shall be subject to the provisions of this Section 15.15 to the same extent as such Lender) any information with respect to Holdings or any of its Subsidiaries which is furnished by Holdings or any of its Subsidiaries pursuant to this Agreement; provided that any Lender may disclose any such information
                   --------
(a) which is publicly known at the time of the disclosure or which has become generally available to the public, (b) as may be required or appropriate (x) in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or (y) in connection with any request or requirement of any such regulatory body (including any securities exchange or self-regulatory organization), (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation or other legal process, (d) to comply with any law, order, regulation or ruling applicable to such Lender, and
(e) to any prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Lender; provided, that such
                                                            --------
prospective transferee agrees to be bound by this Section 15.15 to the same extent as such Lender.

          (b) Each of Holdings and each Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates any information related to Holdings or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Holdings and its Subsidiaries), provided that such Persons shall be subject to the
                       --------
provisions of this Section 15.15 to the same extent as such Lender.

          15.16  Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT
                 --------------------
HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          15.17  Register.  Each Borrower hereby designates the Administrative
                 --------
Agent to serve as such Borrower's agent, solely for purposes of this Section 15.17, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect any Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of any Commitment of such Lender and the rights to the principal of, and interest on, any Loan shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 15.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment and/or Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Commitment and/or Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. Each Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 15.17.

          15.18  Limitation on Additional Amounts, etc.  Notwithstanding
                 --------------------------------------
anything to the contrary contained in Section 1.10, 1.11, 2.05 or 4.04, unless a Lender gives notice to the US

Borrowers or the Dutch Borrower, as the case may be, that it is obligated to pay an amount under such Section within six months after the later of (x) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the US Borrowers or the Dutch Borrower, as the case may be, pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent of the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital that are incurred or suffered on or after the date which occurs six months prior to such Lender giving notice to the US Borrowers or the Dutch Borrower, as the case may be, that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This Section 15.18 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

          15.19  Judgment Currency.  (a)  Each Borrower's obligation hereunder
                 -----------------
and under the other Credit Documents to make payments in Dollars or, (x) in the case of a Letter of Credit issued in Euros, the Dollar Equivalent thereof or (y) in the case of a Euro Loan, Euros (in any such case, the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent, the respective Letter of Credit Issuer or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Relevant Currency Equivalent thereof or, in the case of conversions into other currencies, at the rate of exchange quoted by the Administrative Agent, determined, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

          (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the US Borrowers jointly and severally covenant and agree, and the Dutch Borrower covenants and agrees, to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining the Relevant Currency Equivalent or any other rate of exchange for this Section 15.19, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

          15.20  Immunity.  To the extent that the Dutch Borrower has or
                 --------
hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, the Dutch Borrower hereby irrevocably waives such immunity in respect of its obligations hereunder and under the other Credit Documents to which it is a party to the extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section
15.20 shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

                                    *  *  *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address                                                          RESOLUTION PERFORMANCE PRODUCTS INC.
-------
1600 Smith Street
24/th/ Floor
Houston, Texas  77002                                            By   /s/ David T. Preston
                                                                     ------------------------------
Attention:  President                                                Name: David T. Preston
Telephone:  (888) 949-2502                                           Title: President
Telecopy:  (713) 241-5333

1600 Smith Street                                                RESOLUTION PERFORMANCE PRODUCTS LLC
24/th/ Floor
Houston, Texas  77002                                            By   /s/ David T. Preston
                                                                     ------------------------------
Attention:  President                                                Name: David T. Preston
Telephone:  (888) 949-2502                                           Title: President
Telecopy:  (713) 241-5333

1600 Smith Street                                                RPP CAPITAL CORPORATION
24/th/ Floor
Houston, Texas  77002                                            By   /s/ David T. Preston
                                                                     ------------------------------
Attention:  President                                                Name: David T. Preston
Telephone:  (888) 949-2502                                           Title: President
Telecopy:  (713) 241-5333

601 Vondelingenweg                                               RESOLUTION NEDERLAND B.V.
3196 KK Vondelingenplaat
Rotterdam
The Netherlands                                                  By   /s/ David T. Preston
                                                                     ------------------------------
Attention:  Wouter Willem Jongepier                                  Name: David T. Preston
Telephone: 3110 431 4621                                             Title: President
Telecopy: 3110 431 4649

                                        MORGAN STANLEY SENIOR FUNDING, INC.,
                                          Individually, as Administrative Agent
                                          and as Lead Arranger

                                        By   /s/ R. Bram Smith
                                            ------------------------------
                                            Name: R. Bram Smith
                                            Title: Managing Directors

                                        MORGAN STANLEY & CO. INCORPORATED,
                                          as Collateral Agent

                                        By   /s/ R. Bram Smith
                                            ------------------------------
                                            Name: R. Bram Smith
                                            Title: Managing Directors

                                      SALOMON SMITH BARNEY INC., as
                                        Syndication Agent

                                      By   /s/ Aaron Dannenberg
                                          ------------------------------
                                          Name: Aaron Dannenberg
                                          Title: Vice President Attorney-In-Fact


                                      CITICORP USA, INC.

                                      By   /s/ Aaron Dannenberg
                                          ------------------------------
                                          Name: Aaron Dannenberg
                                          Title: Vice President Attorney-In-Fact

                                        MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK, Individually and as
                                          Documentation Agent

                                        By   /s/ Deborah DeSantis
                                            ------------------------------
                                            Name: Deborah DeSantis
                                            Title: Vice President

                                                                      SCHEDULE I
                                                                      ----------


                        LIST OF LENDERS AND COMMITMENTS
                        -------------------------------

                                           A Euro Term                                Revolving
Lender                                         Loan                B Term Loan          Loan
------
                                            Commitment              Commitment       Commitment
                                            ----------              ----------       ----------
Morgan Stanley Senior Funding,
Inc.                                  (Euro)  69,820,212.96      $ 210,000,000     $  90,000,000

Citicorp USA, Inc.                    (Euro)  23,273,404.32      $  70,000,000     $  30,000,000
Morgan Guaranty Trust Company of      (Euro)  23,273,404.32      $  70,000,000     $  30,000,000
New York
                                      ---------------------      -------------     -------------
  Total:                              (Euro) 116,367,021.60      $ 350,000,000     $ 150,000,000

                                                                     SCHEDULE II
                                                                     -----------


                               LENDER ADDRESSES
                               ----------------


Lender                                                 Address
------                                                 -------
Morgan Stanley Senior Funding, Inc.                    1221 Avenue of the Americas
                                                       New York, NY  10020
                                                       Attn:  Henry F. D'Alessandro
                                                       Telephone: (212) 761-1051
                                                       Fax: (212) 761-0322

Citicorp USA, Inc.                                     388 Greenwich Street
                                                       New York, NY  10013
                                                       Attn:  Aaron Dannenberg
                                                       Telephone: (212) 723-6776
                                                       Fax: (212) 723-8691

Morgan Guaranty Trust Company of New York              60 Wall Street
                                                       New York, NY 10260-0060
                                                       Attn:  Jose Briones
                                                       Telephone: (212) 648-0326
                                                       Fax: (212) 648-5348

                                                                    SCHEDULE III
                                                                    ------------


                             EXISTING INDEBTEDNESS
                             ---------------------

                                                                     SCHEDULE IV
                                                                     -----------


                                REAL PROPERTIES
                                ---------------

                                                                      SCHEDULE V
                                                                      ----------


                                     PLANS
                                     -----

                                                                     SCHEDULE VI
                                                                     -----------


                                 CAPITALIZATION
                                 --------------

                                                                    SCHEDULE VII
                                                                    ------------


                                  SUBSIDIARIES
                                  ------------

                                                                   SCHEDULE VIII
                                                                   -------------



                                   INSURANCE
                                   ---------

                                                                     SCHEDULE IX
                                                                     -----------


                                 EXISTING LIENS
                                 --------------

Filing                                                File           Original
Location         Debtor           Secured Party       Number         File Date
--------         -----            -------------       ------         ---------

                                                                      SCHEDULE X
                                                                      ----------


                              EXISTING INVESTMENTS
                              --------------------

                                                                     SCHEDULE XI
                                                                     -----------


                             ASSOCIATED COSTS RATE
                             ---------------------
1. On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall determine:

     (a) for each Lender the percentage rate per annum for such Interest Period which is the applicable Additional Costs Rate (as defined in paragraph 2 or 3 below); and

     (b) the "Associated Costs Rate" for such period, which shall be the rate per annum which is the weighted average of the Lenders' Additional Costs Rates (weighted in proportion to the percentage participation of each Lender in the Loans to which such Interest Period relates).

2. The Additional Costs Rate for a Lender making Loans from a lending office located in the Euro-Zone shall be the percentage notified by such Lender to the Administrative Agent as the cost to such Lender of complying with the minimum reserve requirements of the European Central Bank.

3. The Additional Costs Rate for a Lender making Loans from a lending office located in the United Kingdom shall be calculated as follows:

                    E x 0.01  percent per annum;
                    --------
                      300

where:

[E] is the rate of charge payable by that Lender to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) and expressed in pounds per (Pounds)1,000,000 of the Fee Base of that Lender.

4.   For the purposes of this Schedule:

     (a) "Fees Regulations" means the Banking Supervision (Fees) Regulations 1999 or such other law or regulation as may be in force from time to time in respect of the payment of fees for banking supervision in the United Kingdom; and

     (b) "Fee Base" has the meaning given to it, and will be calculated in accordance with, the Fees Regulations.

5. Each Lender shall supply any information required by the Administrative Agent for the purposes of calculating the Additional Costs Rate, including the following information which such Lender shall provide to the Administrative Agent on or before the date on which it becomes a Lender:

     (a) its jurisdiction of incorporation and the jurisdiction of lending office for the Loans made, and Letters of Credit participated in, by such Lender; and

                                                                     SCHEDULE XI
                                                                          Page 2

     (b) any other information that the Administrative Agent may reasonably require for such purpose;

     and shall promptly notify the Administrative Agent in writing of any change to the information provided by it pursuant to this paragraph.

6. The percentages or rates of charge of each Lender for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraph 5 above.

7. The Administrative Agent shall have no liability to any Person if any determination by it of an Additional Costs Rate and/or an Associated Costs Rate overcompensates or under compensates a Lender and shall be entitled to assume that the information provided by any Lender pursuant to paragraphs 2 and 5 above is true and correct in all respects.

8. The Administrative Agent shall distribute amounts received by it in respect of an Interest Period and attributable to the Associated Costs Rate to the Lenders on the basis of the Additional Costs Rate for each such Interest Period determined by the Administrative Agent pursuant to the provisions of this Schedule.

9. Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, an Additional Cost Rate or an Associated Costs Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on each Borrower and the Lenders.

10. The Administrative Agent may from time to time, after consultation with the Borrowers, the other Agents and the Lenders specify any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on the Borrowers, the Agents and the Lenders.

                                                                       EXHIBIT A
                                                                       ---------

                              NOTICE OF BORROWING
                              -------------------

                                                                          [Date]

Morgan Stanley Senior Funding, Inc.,
 as Administrative Agent (the
 "Administrative Agent") for the
 Lenders party to the Credit Agreement
 referred to below
[Specify Notice Office]/1/
Attention:

with a copy to:

Ladies and Gentlemen:

          The undersigned, [Resolution Performance Products LLC and RPP Capital Corporation] [Resolution Nederland B.V.] refer[s] to the Credit Agreement, dated as of November 14, 2000 (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation, Resolution Nederland B.V., certain lending institutions from time to time party thereto (the "Lenders"), Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and you, as Administrative Agent for such Lenders, and hereby give[s] you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

          (i) The Business Day of the Proposed Borrowing is __________, ____./2/

         (ii) The aggregate principal amount of the Proposed Borrowing is __________./3/

           (iii) The Loans to be made pursuant to the Proposed Borrowing shall be made to the [US Borrowers] [Dutch Borrower] and shall consist of [A Euro Term Loans] [B Term

____________________

/1/ Refer to definition of Notice Office in the Credit Agreement for the proper specifications.


/2/ Shall be a Business Day, in the case of (x) the US Borrowers, at least one Business Day in the case of Base Rate Loans (or same day in the case of Swingline Loans) and at least three Business Days in the case of Eurodollar Loans or Euro Revolving Loans (as the case may be), in each case, after the date hereof, and (y) the Dutch Borrower, at least three Business Days in the case of Euro Rate Loans and one Business Day in the case of Base Rate Loans (or same day in the case of Swingline Loans), in each case, after the date hereof; provided that (in each case) any such notice shall be deemed
                  --------
     to have been given on a certain day only if given before 12:00 Noon (Local time).

/3/ Shall be stated in the Approved Currency of the US Borrowers or the Dutch Borrower, as the case may be.

     Loans] [Dollar Revolving Loans] [Euro Revolving Loans] [Dollar Swingline Loans][Euro Swingline Loans)]./4/

           [(iv)    The Dollar Loans to be made pursuant to the Proposed
     Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans]].

           [(v)     The initial Interest Period for the Proposed Borrowing is
     __________ month(s).]/5/

           [(vi)    Attached hereto as Annex I is the officer's certificate
     required to be delivered to the Administrative Agent pursuant to Section
     8.14 of the Credit Agreement.]

           [(vii)   The aggregate principal amount of [Revolving Loans]
     [Swingline Loans] incurred pursuant to the Proposed Borrowing and utilized to finance, in whole or in part, the respective Permitted Acquisition is [$][(Euro)]____.

           [(viii) The Total Unutilized Revolving Loan Commitment, after giving effect to Proposed Borrowing, is $ _________________.]/6/


           The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

           (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and



_____________________

/4/ B Term Loans are only available to the US Borrowers. A Euro Term Loans are only available to the Dutch Borrower. Dollar Revolving Loans, Euro Revolving Loans and Dollar Swingline Loans are available to the US Borrowers. Dollar Revolving Loans, Euro Revolving Loans, Dollar Swingline Loans and Euro Swingline Loans are available to the Dutch Borrower.



/5/ To be included for a Proposed Borrowing of Euro Rate Loans (other than Euro Swingline Loans), provided that unless the Administrative Agent has
                       --------
     otherwise determined in its sole discretion or has determined that the Syndication Date has occurred, prior to the 90th day following the Initial Borrowing Date, all Euro Rate Loans (other than Euro Swingline Loans) must initially be subject to an Interest Period of one week which begins and ends on the same day and thereafter, be subject to an Interest Period of one month which begins and ends on the same day.

/6/ To be included for a Proposed Borrowing of Revolving Loans or Swingline Loans, the proceeds of which will be utilized to finance, in whole or in part, the purchase price of a Permitted Acquisition, provided that clause
                                                          --------
     (vi) is to be included for a Proposed Borrowing only to the extent required by Section 1.03(vii).

          (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                 Very truly yours,

                                 [RESOLUTION PERFORMANCE PRODUCTS LLC
                                 RPP CAPITAL CORPORATION

                                 By:_______________________________________
                                 Name:
                                 Title:]/7/


                                 [RESOLUTION NEDERLAND B.V.

                                 By:_______________________________________
                                 Name:
                                 Title:]/8/



_______________________

/7/  To be included for a Proposed Borrowing by the US Borrowers.


/8/  To be included for a Proposed Borrowing by the Dutch Borrower.

                                                                     EXHIBIT B-1
                                                                     -----------

                               A EURO TERM NOTE
                               ----------------

(Euro) ____________________                                   New York, New York
                                                              _________ __, ____

          FOR VALUE RECEIVED, RESOLUTION NEDERLAND B.V., a company organized under the laws of The Netherlands (the "Dutch Borrower"), hereby promises to pay to _____________ or its registered assigns (the "Lender"), in the lawful single currency of participating member states of the Euro-zone (as defined in the Credit Agreement referred to below) (except to the extent payments are otherwise required to be made in United States dollars in accordance with the provisions of Section 1.14 of the Credit Agreement) in immediately available funds, at the applicable Payment Office (as defined in the Credit Agreement) on the A Euro Term Loan Maturity Date (as defined in the Credit Agreement) the principal sum of _____________ EUROS ((Euro)___________) or, if less, the unpaid principal amount of all A Euro Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

          The Dutch Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

          This Note is one of the A Euro Term Notes referred to in the Credit Agreement, dated as of November 14, 2000, among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation, the Dutch Borrower, the lending institutions from time to time party thereto (including the Lender), Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Lead Arranger, sole Book Manager and Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Guaranties (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the A Euro Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

          In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The Dutch Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                        RESOLUTION NEDERLAND B.V.

                                        By:_______________________________
                                           Name:
                                           Title:

                                                                     EXHIBIT B-2
                                                                     -----------

                                  B TERM NOTE
                                  -----------

$____________________                                         New York, New York
                                                              _________ __, ____

          FOR VALUE RECEIVED, RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company ("RPP USA"), and RPP CAPITAL CORPORATION, a Delaware corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers"), hereby jointly and severally promise to pay to _____________________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the applicable Payment Office (as defined in the Credit Agreement referred to below) on the B Term Loan Maturity Date (as defined in the Credit Agreement) the principal sum of ___________________ DOLLARS ($___________) or, if less, the unpaid principal amount of all B Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

          The US Borrowers also jointly and severally promise to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

          This Note is one of the B Term Notes referred to in the Credit Agreement, dated as of November 14, 2000, among Resolution Performance Products Inc., the US Borrowers, Resolution Nederland B.V., the lending institutions from time to time party thereto (including the Lender), Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Lead Arranger, sole Book Manager and Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined and provided for in the Credit Agreement). This Note is secured by certain of the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of each of the Holdings Guaranty and the US Subsidiaries Guaranty (each as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the B Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

          In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The US Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                        RESOLUTION PERFORMANCE PRODUCTS
                                          LLC


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        RPP CAPTIAL CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:

                                                                     EXHIBIT B-3
                                                                     -----------


                                REVOLVING NOTE
                                --------------

$____________________                                         New York, New York
                                                             __________ __, ____

          FOR VALUE RECEIVED, [RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company ("RPP USA") and RPP CAPITAL CORPORATION, a Delaware corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers")] [RESOLUTION NEDERLAND B.V., a company organized under the laws of The Netherlands (the "Dutch Borrower")], hereby [jointly and severally]/1/ promise[s] to pay to __________ or its registered assigns (the "Lender"), in lawful money of the respective Approved Currency (as defined in the Credit Agreement referred to below) of the Revolving Loans (as defined in the Credit Agreement) from time to time evidenced hereby in immediately available funds, at the applicable Payment Office (as defined in the Credit Agreement referred to below) on the Revolving Loan Maturity Date (as defined in the Credit Agreement) the principal sum of ___________________ DOLLARS ($________________) or, if
less, the unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement, provided
                                                                       --------
that, notwithstanding the fact that the principal amount of this Note is denominated in Dollars, to the extent provided in the Credit Agreement, all payments hereunder in respect of Euro Revolving Loans (as defined in the Credit Agreement) evidenced hereby shall be made in Euros (although payments in respect of Euro Revolving Loans shall be made in United States dollars (using the Dollar Equivalent (as defined in the Credit Agreement) of such Euro Revolving Loans) to the extent required pursuant to the provisions of Section 1.14 of the Credit Agreement), whether or not the Dollar Equivalent thereof, when added to the outstanding principal amount of all Dollar Revolving Loans (as defined in the Credit Agreement) evidenced hereby, would exceed the stated principal amount of this Note.

          The [US Borrowers] [Dutch Borrower] also [jointly and severally]/2/ promise[s] to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

          This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of November 14, 2000, among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation, Resolution Nederland, B.V., the lending institutions from time to time party thereto (including the Lender), Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Lead Arranger, sole Book Manager and Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents

__________________________
/1/  Include in Revolving Notes issued by the US Borrowers.

/2/  Include in Revolving Notes issued by the US Borrowers.

(as defined in the Credit Agreement). This Note is secured by [certain of]/3/ the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of [the Guaranties]/4/ [each of the Holdings Guaranty and the US Subsidiaries Guaranty]/5/ ([each] as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

          In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The [US Borrowers] [Dutch Borrower] hereby waive[s] presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                        [RESOLUTION PERFORMANCE
                                           PRODUCTS LLC


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        RPP CAPITAL CORPORATION


                                        By:____________________________________
                                           Name:
                                           Title:]/6/


                                        [RESOLUTION NEDERLAND B.V.

________________________
/3/  Insert in Revolving Notes issued by the US Borrowers.

/4/  Insert in Revolving Notes issued by the Dutch Borrower.

/5/  Insert in Revolving Notes issued by the US Borrowers.

/6/  Insert in Revolving Notes issued by the US Borrower.

                                        By:_____________________________________
                                           Name:
                                           Title:]/7/



_______________________
/7/  Insert in Revolving Notes issued by the Dutch Borrower.

                                                                     EXHIBIT B-4
                                                                     -----------


                                SWINGLINE NOTE
                                --------------


$15,000,000.00                                                New York, New York

                                                             __________ __, ____

          FOR VALUE RECEIVED, [RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company ("RPP USA"), and RPP CAPITAL CORPORATION, a Delaware corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers")] [RESOLUTION NEDERLAND B.V., a company organized under the laws of The Netherlands (the "Dutch Borrower")], hereby [jointly and severally]/1/ promise[s] to pay to MORGAN STANLEY SENIOR FUNDING, INC. or its registered assigns (the "Lender"), [in lawful money of the United States of America] [in lawful money of the respective Approved Currency (as defined in the Credit Agreement referred to below) of the Swingline Loans (as defined in the Credit Agreement) from time to time evidenced hereby]/2/ in immediately available funds, at the applicable Payment Office (as defined in the Credit Agreement referred to below) on the Swingline Expiry Date (as defined in the Credit Agreement) the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00) or, if less, the unpaid principal amount of all Swingline Loans (as defined in the Credit Agreement) made by the Lenders pursuant to the Credit Agreement[, provided that, notwithstanding the fact that the principal amount of this Note
--------
is denominated in Dollars, to the extent provided in the Credit Agreement, all payments hereunder in respect of Euro Swingline Loans (as defined in the Credit Agreement) evidenced hereby shall be made in Euros (although payments in respect of Euro Swingline Loans shall be made in United States dollars (using the Dollar Equivalent (as defined in the Credit Agreement) of such Euro Swingline Loans) to the extent required pursuant to the provisions of Section 1.14 of the Credit Agreement), whether or not the Dollar Equivalent (as defined in the Credit Agreement) thereof, when added to the outstanding principal amount of all Dollar Swingline Loans (as defined in the Credit Agreement) evidenced hereby, would exceed the stated principal amount of this Note]./3/

The [US Borrowers] [Dutch Borrower] also [jointly and severally]/4/ promise[s] to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in
Section 1.08 of the Credit Agreement.


________________________
/1/  Include in Swingline Note issued by the US Borrowers.

/2/  Include in Swingline Note issued by the Dutch Borrower.

/3/  Include in Swingline Note issued by the Dutch Borrower.

/4/  Include in Swingline Note issued by the US Borrowers.

          This Note is one of the Swingline Notes referred to in the Credit Agreement, dated as of November 14, 2000 among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation, Resolution Nederland B.V., the lending institutions from time to time party thereto (including the Lender), Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Lead Arranger, sole Book Manager and Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by [certain of]/5/ the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of [the Guaranties]/6/ [each of the Holdings Guaranty and the US Subsidiaries Guaranty]/7/ ([each] as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part, as provided in the Credit Agreement.


          In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The [US Borrowers] [Dutch Borrower] hereby waive[s] presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                  [RESOLUTION PERFORMANCE
                                                   PRODUCTS LLC


                                                  By: __________________________
                                                      Name:
                                                      Title:




_______________________
/5/  Insert in Swingline Note issued by the US Borrowers.

/6/  Insert in Swingline Note issued by the Dutch Borrower.

/7/  Insert in Swingline Note issued by the US Borrowers.

                                        RPP CAPITAL CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:]/8/

                                        [RESOLUTION NEDERLAND B.V.


                                        By:_____________________________________
                                           Name:
                                           Title:]/9/




____________________
/8/  Insert in Swingline Notes issued by the US Borrowers.

/9/  Insert in Swingline Notes issued by the Dutch Borrower.

                                                                       EXHIBIT C
                                                                       ---------


                           LETTER OF CREDIT REQUEST
                           ------------------------
                                                                   Dated  /(1)/
                                                                         -------

  Morgan Stanley Senior Funding, Inc. ("MSSF"), as Administrative Agent, under the Credit Agreement, dated as of November 14, 2000 (as amended, modified, restated and/or supplemented from time to time, the "Credit Agreement"), among RESOLUTION PERFORMANCE PRODUCTS INC., RESOLUTION PERFORMANCE PRODUCTS LLC, RPP CAPITAL CORPORATION, RESOLUTION NEDERLAND B.V., the lending institutions from time to time party thereto, Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and MSSF, as Lead Arranger, sole Book Manager and Administrative Agent
  1633 Broadway, 26/th/ Floor
  New York, New York 10036
  Attention: James Morgan

Letter of Credit Issuer:    /(2)/
                         -----------
[Address]
Attention:

  Ladies and Gentlemen:

          Pursuant to Section 2.02 of the Credit Agreement, we hereby request that the Letter of Credit Issuer referred to above issue a [Trade] [Standby]
  Letter of Credit for the account of the undersigned on    /(3)/    (the
                                                         -----------
  "Date of Issuance"), which [Trade] [Standby] Letter of Credit shall be denominated in [Dollars] [Euros] and shall be in the aggregate Stated Amount
of      /(4)/    .
    -------------

          For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.




  _______________________
  /(1)/  Date of Letter of Credit Request.

  /(2)/  [Insert Name and Address of Letter of Credit Issuer]

  /(3)/ Date of Issuance which shall be (x) a Business Day and (y) at least 3 Business Days after the date hereof (or such earlier date as is acceptable to the respective Letter of Credit Issuer in any given case).

  /(4)/ Aggregate initial Stated Amount of Letter of Credit which should not be less than $100,000 (or the Dollar Equivalent thereof in the case of a Letter of Credit denominated in Euros) or such lesser amount as is acceptable to the respective Letter of Credit Issuer. No more than the Dollars Equivalent of $25,000,000 of Letters of Credit in the aggregate may be denominated in Euros.)

          The beneficiary of the requested Letter of Credit will be   /(5)/   ,
                                                                    ----------
and such Letter of Credit will be in support of   /(6)/   and will have a stated
                                                ---------
expiration date of   /(7)/   .
                   ----------

          We hereby certify that:

          (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

          (B) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or Event of Default occur.

Copies of all documentation with respect to the supported transaction are attached hereto.


                                             RESOLUTION PERFORMANCE PRODUCTS
                                               LLC


                                             By:________________________________
                                                Name:
                                                Title:



                                             RPP CAPITAL CORPORATION



                                             By:________________________________
                                                Name:
                                                Title:


______________________________

/(5)/  Insert name and address of beneficiary.

/(6)/ Insert a description of L/C Supportable Indebtedness (in the case of Standby Letters of Credit) and insert description of permitted trade obligations (in the case of Trade Letters of Credit).

/(7)/ Insert the last date upon which drafts may be presented which may not be later than (i) in the case of Standby Letters of Credit, the earlier of
       (x) one year after the date of issuance and (y) the tenth Business Day preceding the Revolving Loan Maturity Date, and (ii) in the case of Trade Letters of Credit, (x) 180 days after the date of issuance and (y) 30 days prior to the Revolving Loan Maturity Date.

                                                                       EXHIBIT D
                                                                       ---------


                        SECTION 4.04(b)(ii) CERTIFICATE
                        -------------------------------


          Reference is hereby made to the Credit Agreement, dated as of November 14, 2000, among Resolution Performance Products Inc., Resolution Performance Products LLC ("RPP USA"), RPP Capital Corporation ("US Finance Corp." and, together will RPP USA, the "US Borrowers"), Resolution Nederland B.V., the lending institutions from time to time party thereto, Salomon Smith Barney Inc., as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Lead Arranger, sole Book Manager and Administrative Agent (in such capacity, together with any successor administrative agent, the "Administrative Agent") (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


          The undersigned shall promptly notify the US Borrowers and the Administrative Agent if any of the representations and warranties made herein are no longer true and correct.


                                        [NAME OF LENDER]

                                        By ____________________________
                                           Name:
                                           Title:



Date: ___________, ____